Filed Pursuant to Rule 497(b)
Registration No. 333-273457

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganizations of

Wedbush ETFMG Video Game Tech ETF a series of ETF Managers Trust	into	Amplify Video Game Tech ETF a series of Amplify ETF Trust

Wedbush ETFMG Global Cloud Technology ETF a series of ETF Managers Trust	into	Amplify Global Cloud Technology ETF a series of Amplify ETF Trust

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust	into	Amplify Cybersecurity ETF a series of Amplify ETF Trust

ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust	into	Amplify Mobile Payments ETF a series of Amplify ETF Trust

ETFMG Treatments, Testing and Advancements ETF a series of ETF Managers Trust	into	Amplify Treatments, Testing and Advancements ETF a series of Amplify ETF Trust

Etho Climate Leadership US ETF a series of ETF Managers Trust	into	Amplify Etho Climate Leadership U.S. ETF a series of Amplify ETF Trust

BlueStar Israel Technology ETF a series of ETF Managers Trust	into	Amplify BlueStar Israel Technology ETF a series of Amplify ETF Trust

ETFMG Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG U.S. Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify U.S. Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG Prime Junior Silver Miners ETF a series of ETF Managers Trust	into	Amplify Junior Silver Miners ETF a series of Amplify ETF Trust

AI Powered Equity ETF a series of ETF Managers Trust	into	Amplify AI Powered Equity ETF a series of Amplify ETF Trust

ETFMG Travel Tech ETF a series of ETF Managers Trust	into	Amplify Travel Tech ETF a series of Amplify ETF Trust

ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873		Amplify ETF Trust 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 (855) 267-3837

September 28, 2023

Wedbush ETFMG Video Game Tech ETF (GAMR)

Wedbush ETFMG Global Cloud Technology ETF (IVES)

ETFMG Prime Cyber Security ETF (HACK)

ETFMG Prime Mobile Payments ETF (IPAY)

ETFMG Treatments, Testing and Advancements ETF (GERM)

BlueStar Israel Technology ETF (ITEQ)

ETFMG Alternative Harvest ETF (MJ)

ETFMG U.S. Alternative Harvest ETF (MJUS)

ETFMG Prime Junior Silver Miners ETF (SILJ)

AI Powered Equity ETF (AIEQ)

ETFMG Travel Tech ETF (AWAY)

Etho Climate Leadership US ETF (ETHO)

each a series of ETF Managers Trust

30 Maple Street, 2nd Floor | Summit, New Jersey 07901

September 28, 2023

Dear Shareholder:

On behalf of the Board of Trustees of ETF Managers Trust (the “ETF Managers Board”), we invite you to a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Wedbush ETFMG Video Game Tech ETF (ticker: GAMR), the Wedbush ETFMG Global Cloud Technology ETF (ticker: IVES), the ETFMG Prime Cyber Security ETF (ticker: HACK), the ETFMG Prime Mobile Payments ETF (ticker: IPAY), the ETFMG Treatments, Testing and Advancements ETF (ticker: GERM), the BlueStar Israel Technology ETF (ticker: ITEQ), the ETFMG Alternative Harvest ETF (ticker: MJ), the ETFMG U.S. Alternative Harvest ETF (ticker: MJUS), the ETFMG Prime Junior Silver Miners ETF (ticker: SILJ), the AI Powered Equity ETF (ticker: AIEQ), the ETFMG Travel Tech ETF (ticker: AWAY) and the Etho Climate Leadership US ETF (ticker: ETHO) (each , a “Target Fund” and together, the “Target Funds”), each a series of ETF Managers Trust, on November 21, 2023, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central time.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of each Target Fund will be asked to consider and vote to approve the following:

•        the Agreement and Plan of Reorganization (the “Plan”) by and among ETF Managers Trust, on behalf of the applicable Target Fund, Amplify ETF Trust, on behalf of the corresponding fund indicated below (each an “Acquiring Fund”), and Amplify Investments LLC (“Amplify”);

•        the election of Eric Weigel as Trustee of the ETF Managers Trust; and

•        to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each Acquiring Fund will have substantially similar investment policies and strategies as the corresponding Target Fund. However, the underlying index may be different for certain of the Acquiring Funds or the Acquiring Fund may track an index where the corresponding Target Fund was actively managed. Amplify will serve as the investment adviser to the Acquiring Funds if the Reorganization is approved, and the Acquiring Funds will be sub-advised by either Toroso Investment, LLC or Penserra Capital Management, whereas the Target Funds are managed by ETFMG. The Reorganizations will not result in any changes in service providers that execute the essential functions of administration, custody, and transfer agency.

The following table shows the Acquiring Funds and the corresponding Target Funds that utilize an underlying index:

Target Fund and Underlying Index		Acquiring Fund and Underlying Index
Wedbush ETFMG Video Game Tech ETF Index: EEFund Video Game Tech Index	➜	Amplify Video Game Tech ETF Index: EEFund Video Game Tech Index

Wedbush ETFMG Global Cloud Technology ETF Index: Dan Ives Global Cloud Technology Prime Index NTR	➜	Amplify Global Cloud Technology ETF Index: Dan Ives Global Cloud Technology Prime Index NTR

ETFMG Prime Cyber Security ETF Index: Prime Cyber Defense Index	➜	Amplify Cybersecurity ETF Index: Nasdaq ISE Cyber Security™ Select Index

ETFMG Prime Mobile Payments ETF Index: Prime Mobile Payments Index	➜	Amplify Mobile Payments ETF Index: Nasdaq CTA Global Digital Payments Index

ETFMG Treatments, Testing and Advancements ETF Index: Prime Treatments, Testing and Advancements Index	➜	Amplify Treatments, Testing and Advancements ETF Index: Prime Treatments, Testing and Advancements Index

BlueStar Israel Technology ETF Index: BlueStar Israel Global Technology Index™	➜	Amplify BlueStar Israel Technology ETF Index: BlueStar Israel Global Technology Index™

ETFMG Alternative Harvest ETF Index: Prime Alternative Harvest Index	➜	Amplify Alternative Harvest ETF Index: Prime Alternative Harvest Index

ETFMG Prime Junior Silver Miners ETF Index: Prime Junior Silver Miners & Explorers Index	➜	Amplify Junior Silver Miners ETF Index: Nasdaq Metals Focus Silver Miners Index

Etho Climate Leadership US ETF Index: Etho Climate Leadership Index	➜	Amplify Etho Climate Leadership U.S. ETF Index: Etho Climate Leadership Index

ETFMG Travel Tech ETF Index: Prime Travel Technology Index NTR	➜	Amplify Travel Tech ETF Index: Prime Travel Technology Index NTR

AI Powered Equity ETF Index: N/A	➜	Amplify AI Powered Equity ETF Index: AI Powered Equity Index

The ETFMG U.S. Alternative Harvest ETF is an actively managed and therefore does not track an index. The Amplify U.S. Alternative Harvest ETF will also be actively managed and will have a substantially similar investment policy and investment strategy as the ETFMG U.S. Alternative Harvest ETF.

Each of the Acquiring Funds was established solely for the purpose of acquiring the assets of the corresponding Target Fund and continuing the Target Fund’s business. Each Acquiring Fund will commence operations upon the closing of the applicable Reorganization and the applicable Target Fund would then be dissolved. Upon shareholder approval and effectiveness of the Plan with respect to a Target Fund, you will receive shares of the corresponding Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of your Target Fund but will become a shareholder of the corresponding Acquiring Fund. The Reorganizations generally are not expected to result in the recognition of gain or loss by a Target Fund or its shareholders for federal income tax purposes, and no sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. However, following each Reorganization, an Acquiring Fund may buy and sell securities as necessary to meet its investment strategies or to track a new underlying index. The expense of any such repositioning will be borne by the applicable Acquiring Fund and, indirectly, its shareholders, along with any other additional indirect costs, such as market impact costs associated with such transactions. See “Will I incur any direct or indirect fees or expenses as a result of the Reorganization?” in the attached “Questions and Answers” for additional information.

If shareholders of a Target Fund do not approve the applicable Reorganization, then the Reorganization will not be implemented. In that case, for each Target Fund that does not approve the applicable Reorganization, the ETF Managers Board will consider what further actions to take with respect to such Target Fund, including but not limited to alternative reorganizations with different acquiring funds and the liquidation of such Target Fund.

Additional information about the Acquiring Funds is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.

YOUR VOTE IS IMPORTANT.

The ETF Managers Board believes that the proposed Reorganizations are in the best interest of the Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganizations with respect to the Target Funds. The ETF Managers Board recommends that you vote “FOR” the election of Eric Weigel as Trustee of the ETF Managers Trust.

You can vote in one of four ways:

•        By mail with the enclosed proxy card;

•        By internet through the website listed in the proxy voting instructions;

•        By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•        In person at the special shareholders meeting on November 21, 2023.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Morrow Sodali Fund Solutions at (833) 553-5076.

Your vote is very important to us. Thank you for your response.

Respectfully,

Matthew Bromberg

Secretary

ETF Managers Trust

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Treatments, Testing and Advancements ETF

BlueStar Israel Technology ETF

ETFMG Alternative Harvest ETF

ETFMG U.S. Alternative Harvest ETF

ETFMG Prime Junior Silver Miners ETF

AI Powered Equity ETF

ETFMG Travel Tech ETF

Etho Climate Leadership US ETF

each a series of ETF Managers Trust

30 Maple Street, 2nd Floor | Summit, New Jersey 07901

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 21, 2023

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Wedbush ETFMG Video Game Tech ETF, Wedbush ETFMG Global Cloud Technology ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Treatments, Testing and Advancements ETF, BlueStar Israel Technology ETF, ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF, ETFMG Prime Junior Silver Miners ETF, AI Powered Equity ETF, ETFMG Travel Tech ETF and Etho Climate Leadership US ETF (together, the “Target Funds”), each a series of ETF Managers Trust, is to be held on November 21, 2023 at 11:00 a.m. Central time, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

At the Special Meeting, you and the other shareholders of each Target Fund will be asked to consider and vote to approve the following:

•        The Agreement and Plan of Reorganization (the “Plan”) approved by the ETF Managers Trust Board of Trustees, which provides for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of the Target Funds, each a series of ETF Managers Trust, into the Amplify Video Game Tech ETF, Amplify Global Cloud Technology ETF, Amplify Cybersecurity ETF, Amplify Mobile Payments ETF, Amplify Treatments, Testing and Advancements ETF, Amplify BlueStar Israel Technology ETF, Amplify Alternative Harvest ETF, Amplify U.S. Alternative Harvest ETF, Amplify Junior Silver Miners ETF, Amplify AI Powered Equity ETF, Amplify Travel Tech ETF and Amplify Etho Climate Leadership U.S. ETF, respectively, each a newly created series of Amplify ETF Trust. Shareholders of each Target Fund will vote separately on the proposal to reorganize their Target fund into its corresponding Acquiring Fund. The approval of each Target Fund’s Reorganization is not contingent upon the approval of the other Target Funds’ Reorganizations;

•        The election of Eric Weigel as Trustee to the ETF Managers Trust; and

•        To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on September 8, 2023, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://proxyvotinginfo.com/p/etfmg, or by calling (toll-free) (833) 553-5076. On this webpage, you also will be able to access each Target Fund’s Prospectus, each Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of ETF Managers Trust,

Matthew Bromberg

Secretary

ETF Managers Trust

September 28, 2023

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the reconvened Special Meeting. You may cast your vote by mail, by the internet, or by automated touchtone as set forth below:

•        Mail:    To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day / 7 days a week.

•        Internet:    The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•        Automated Touchtone:    The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you have any questions regarding the proposal, the proxy card, or need assistance voting your shares, please contact the Target Funds’ proxy solicitor, Morrow Sodali Fund Solutions, at (833) 553-5076. If the Target Funds do not receive your voting instructions after our original mailing, you may be contacted by Morrow Sodali Fund Solutions, ETF Managers Trust, ETF Managers Group, LLC, Amplify ETF Trust, Amplify Investments LLC, or any of their affiliates, in any case, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Wedbush ETFMG Video Game Tech ETF (GAMR)

Wedbush ETFMG Global Cloud Technology ETF (IVES)

ETFMG Prime Cyber Security ETF (HACK)

ETFMG Prime Mobile Payments ETF (IPAY)

ETFMG Treatments, Testing and Advancements ETF (GERM)

BlueStar Israel Technology ETF (ITEQ)

ETFMG Alternative Harvest ETF (MJ)

ETFMG U.S. Alternative Harvest ETF (MJUS)

ETFMG Prime Junior Silver Miners ETF (SILJ)

AI Powered Equity ETF (AIEQ)

ETFMG Travel Tech ETF (AWAY)

Etho Climate Leadership US ETF (ETHO)

each a series of ETF Managers Trust

30 Maple Street, 2nd Floor | Summit, New Jersey 07901

QUESTIONS AND ANSWERS

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a joint proxy statement for the Wedbush ETFMG Video Game Tech ETF, the Wedbush ETFMG Global Cloud Technology ETF, the ETFMG Prime Cyber Security ETF, the ETFMG Prime Mobile Payments ETF, the ETFMG Treatments, Testing and Advancements ETF, the BlueStar Israel Technology ETF, the ETFMG Alternative Harvest ETF, the ETFMG U.S. Alternative Harvest ETF, the ETFMG Prime Junior Silver Miners ETF, the AI Powered Equity ETF, the ETFMG Travel Tech ETF and the Etho Climate Leadership US ETF (each, a “Target Fund”, and together, the “Target Funds”), each a series of ETF Managers Trust, and a joint prospectus for the shares of the Amplify Video Game Tech ETF, the Amplify Global Cloud Technology ETF, the Amplify Cybersecurity ETF, the Amplify Mobile Payments ETF, the Amplify Treatments, Testing and Advancements ETF, the Amplify BlueStar Israel Technology ETF, the Amplify Alternative Harvest ETF, the Amplify U.S. Alternative Harvest ETF, the Amplify Junior Silver Miners ETF, the Amplify AI Powered Equity ETF, the Amplify Travel Tech ETF and the Amplify Etho Climate Leadership U.S. ETF (each, an “Acquiring Fund”, and together, the “Acquiring Funds”) (each of the Target Funds and the Acquiring Funds, a “Fund”, and together, the “Funds”), each a newly created series of Amplify ETF Trust (“Amplify Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of each Target Fund to approve the proposed reorganization of that Target Fund into the corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”), as described in the Agreement and Plan of Reorganization between ETF Managers Trust and the Amplify Trust (the “Plan”), a copy of which is attached to the Proxy Statement as Appendix A, (2) solicit votes from shareholders of the Target Funds to elect Eric Weigel as Trustee of the ETF Managers Trust, and (3) provide information regarding the shares of the Acquiring Funds. Approval of a Target Fund’s shareholders is required to proceed with the Reorganization of such Target Fund. If the shareholders of a Target Fund do not approve the proposal, then the Reorganization will not be implemented with respect to that Target Fund and the Board of Trustees of ETF Managers Trust (the “ETF Managers Board”) will consider what further actions to take with respect to each Target Fund, including alternative reorganizations with different acquiring funds and the liquidation of one or more of the Target Funds.

The Proxy Statement contains information that you should know before voting on the proposals including additional information about the Acquiring Funds in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: How does the ETF Managers Board recommend that I vote?

Answer: After careful consideration, the ETF Managers Board recommends that shareholders vote “FOR” the Plan and each proposed Reorganization.

The ETF Managers Board also recommends that you vote “FOR” the election of Eric Weigel as Trustee of ETF Managers Trust.

Question: What is the reason for the Reorganizations?

Answer: Amplify Investments LLC (“Amplify”) and ETF Managers Group LLC (“ETFMG”) entered into an Asset Purchase Agreement in order to effect the Reorganizations because they believe that the synergies that exist between the two organizations make reorganizing each Target Fund into its respective Acquiring Fund a compelling proposition. ETFMG is seeking to exit the investment advisory business and the similar investment style and objectives of each organization’s respective funds are complementary and led ETFMG to believe that transitioning Target Fund shareholders into the Acquiring Funds would benefit such shareholders. Each Acquiring Fund is a newly created series of Amplify Trust that was created specifically for the purpose of acquiring the assets and assuming the liabilities as set forth in the Plan of its corresponding Target Fund. Amplify currently serves as investment advisor to other ETFs in Amplify Trust and believes that by having the Target Funds in the same trust entity as its other ETFs, the Target Funds will be able to benefit from economies of scale and Amplify will be in a better position to market and brand its ETF business.

Amplify is an ETF provider sponsoring, advising, or sub-advising 15 ETFs with over $4.4 billion in assets under management as of June 30, 2023. The Reorganizations will allow Amplify to continue implementing the Target Funds’ thematic investment strategies.

Question: How will the Reorganizations work?

Answer: As part of the Reorganizations, new series of the Amplify Trust, referred to as the “Acquiring Funds,” with similar investment policies and strategies as the Target Funds, have been created. The Acquiring Funds are newly organized and have no assets or liabilities. If a Target Fund’s shareholders approve the Plan, such Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of such Acquiring Fund and such Acquiring Fund’s assumption of the Target Fund’s liabilities as set forth in the Plan. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Funds will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposals. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations are expected to be effective on or about December 15, 2023.

Question: Will I become an Acquiring Fund shareholder as a result of the Reorganizations?

Answer: Yes, you will become a shareholder of the applicable Acquiring Fund and will no longer be a shareholder of the applicable Target Fund. You will receive shares of the applicable Acquiring Fund with a value equal to the aggregate net asset value of your shares of the applicable Target Fund held immediately prior to the Reorganization.

Question: Will the investment strategies of the Target Funds change as a result of the Reorganizations?

Answer: No, the Acquiring Funds will have substantially similar policies and strategies as the Target Funds. However, some of the Acquiring Funds may have differences from their corresponding Target Funds, such as using a different, but substantially similar, underlying index to the corresponding Target Fund or tracking an index that implements the current strategy of the corresponding Target Fund which is actively managed, while other Acquiring Funds will track the same underlying index or implement the same active strategy, as further described in the Proxy Statement. While any changes in the underlying index or change from active management to index tracking may affect the specific constituents and the weight of constituents in an Acquiring Fund’s portfolio, any new index will have the same or similar investment strategy as the index or active strategy implemented by the Target Fund.

Question: Who will manage the Acquiring Funds?

Answer: The Reorganizations will shift management responsibility from ETFMG to Amplify, the investment adviser of the Acquiring Funds. Each Acquiring Fund will also have a sub-adviser who has responsibility for implementing the Acquiring Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Acquiring Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, Amplify. The investment advisors for each Acquiring Fund is listed below.

Acquiring Fund	Advisor	Sub-Adviser
Amplify Cybersecurity ETF	Amplify Investments LLC	Penserra Capital Management
Amplify Mobile Payments ETF	Amplify Investments LLC	Penserra Capital Management
Amplify Junior Silver Miners ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Alternative Harvest ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify U.S. Alternative Harvest ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Video Game Tech ETF	Amplify Investments LLC	Penserra Capital Management
Amplify BlueStar Israel Technology ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Treatments Testing & Advancements ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Global Cloud Technology ETF	Amplify Investments LLC	Penserra Capital Management
Amplify AI Powered Equity ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Travel Tech ETF	Amplify Investments LLC	Toroso Investment, LLC
Amplify Etho Climate Leadership U.S. ETF	Amplify Investments LLC	Toroso Investment, LLC

ETF Managers Trust and the Target Funds are not affiliated with Amplify, the Amplify Trust, the subadvisors or the Acquiring Funds.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?

Answer: ETF Managers Trust and the Amplify Trust have different Boards of Trustees. While shareholders of the Target Funds are being asked to vote to elect Mr. Weigel to the ETF Managers Trust Board, Mr. Weigel does not (and will not) serve on the Amplify Trust Board. Amplify Trust and ETF Managers Trust also have different legal counsel, and independent registered public accounting firms, as set forth in the table below. However, ETF Managers Trust and the Amplify Trust have the same administrator, transfer agent, distributors, and custodian.

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Foreside Fund Services LLC	Foreside Fund Services LLC
Independent Registered Public Accounting Firm	WithumSmith + Brown, PC	Cohen & Company, Ltd
Legal Counsel	Eversheds Sutherland (US) LLP	Chapman and Cutler LLP

Question: Will the Reorganizations affect the ongoing fees and expenses I pay as a shareholder of the Target Funds?

Answer: The ongoing fees and expenses you pay as a shareholder of the Target Funds are expected to remain the same after you become a shareholder of the Acquiring Funds. Each Fund operates under a unitary fee contract structure whereby each Fund pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement. The management fee for each of the Funds is set forth below.

Target Fund/Acquiring Fund	Management Fee
ETFMG Prime Cyber Security ETF/Amplify Cybersecurity ETF	0.60%
ETFMG Prime Mobile Payments ETF/Amplify Mobile Payments ETF	0.75%
ETFMG Prime Junior Silver Miners ETF/Amplify Junior Silver Miners ETF	0.69%
ETFMG Alternative Harvest ETF/Amplify Alternative Harvest ETF	0.75%
ETFMG U.S. Alternative Harvest ETF/Amplify U.S. Alternative Harvest ETF	0.75%
Wedbush ETFMG Video Game Tech ETF/Amplify Video Game Tech ETF	0.75%
BlueStar Israel Technology ETF/Amplify BlueStar Israel Technology ETF	0.75%

Target Fund/Acquiring Fund	Management Fee
ETFMG Treatments, Testing and Advancements ETF/Amplify Treatments Testing & Advancements ETF	0.68%
Wedbush ETFMG Global Cloud Technology ETF/Amplify Global Cloud Technology ETF	0.68%
AI Powered Equity ETF/Amplify AI Powered Equity ETF	0.75%
ETFMG Travel Tech ETF/Amplify Travel Tech ETF	0.75%
Etho Climate Leadership US ETF /Amplify Etho Climate Leadership U.S. ETF	0.45%

The Funds, except for the Target SILJ Fund, have each adopted a Rule 12b-1 Distribution and Service Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Funds, and the Board of Trustees of the Amplify Trust has not approved the commencement of any payments under the plan. Similarly, no such fee is currently being paid by the Target Funds, and the Board of the Target Funds has not approved the commencement of any payments under the plan.

Question: Will I own the same number of shares of the Acquiring Funds as I currently own of the Target Funds?

Answer: Although the number of shares of the Acquiring Funds you receive may differ from the number of shares of the Target Funds that you hold, in exchange for your shares of the Target Funds, you will receive shares of the Acquiring Funds equal in value to the net asset value of your shares of the Target Funds immediately prior to the Reorganizations.

Question: Will the Reorganizations result in any taxes?

Answer: Each conversion of a Target Fund into the corresponding Acquiring Fund as part of a Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. In general, a Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and liabilities as set forth in the Plan in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Shareholders of the Target Funds should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganizations in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganizations?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the applicable Reorganization will be the same as the basis of the Target Fund shares that you held immediately before such Reorganization.

Question: Will I incur any direct or indirect fees or expenses as a result of the Reorganizations?

Answer: No commission or other direct transactional fees will be imposed on shareholders in connection with the Reorganizations. However, following each Reorganization and in connection with any changes to the investment objectives, investment strategies or indexes, each Acquiring Fund may buy and sell securities as necessary to track its new investment objective, investment strategy or index. The expense of any such repositioning will be borne by the applicable Acquiring Fund and, indirectly, its shareholders, along with any other additional indirect costs, such as market impact costs associated with such transactions.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying expenses related to the Special Meeting and the Reorganizations?

Answer: ETFMG and Amplify will bear all direct expenses relating to the Reorganizations, including the costs relating to the Special Meeting and Proxy Statement. However, the indirect expenses of each Reorganization, primarily relating to the repositioning of assets after a Reorganization, will be borne by the applicable Acquiring Fund.

Question: Will the Reorganizations affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of Target Fund shares through your financial intermediary up to and including the day of the Reorganizations, which is anticipated to be on or about December 15, 2023. Any purchases or sales of Target Fund shares made after the Reorganizations will be purchases or sales of the Acquiring Funds. If the Reorganizations are approved, your shares of the Target Funds will automatically be converted to shares of the Acquiring Funds.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of a Target Fund do not approve the Plan, then such Target Fund will not be reorganized into the corresponding Acquiring Fund and the Board will consider what further actions to take with respect to the Target Fund. In such event, the Target Fund will continue to operate and ETFMG will continue to serve as investment adviser to the Target Fund while the Board considers other alternatives in the best interest of each Target Fund’s shareholders, including alternative reorganizations with different acquiring funds and the liquidation of one or more of the Target Funds. The approval of each Target Fund’s Reorganization is not contingent upon the approval of the other Target Funds’ Reorganizations. Therefore, if the shareholders of one Target Fund approve the Plan, but shareholders of the other Target Funds have not approved the Plan, the Target Fund having received shareholder approval of the Plan may be reorganized into the applicable Acquiring Fund while shareholders of the other Target Funds may be solicited further.

Question: Why do I need to need to approve the election of a Trustee of ETF Managers Trust?

Answer: You are being asked to elect Eric Weigel to the Board of ETF Managers Trust so that the ETF Managers Trust may remain compliant with the Investment Company Act of 1940, as amended. Mr. Weigel has served as Trustee of the ETF Managers Trust since 2020, however, his appointment has not yet been approved by shareholders.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposals or the proxy card, or need assistance voting your shares, please call the Target Funds’ proxy solicitor, Morrow Sodali Fund Solutions, toll-free at (833) 553-5076.

COMBINED PROXY STATEMENT AND PROSPECTUS

September 28, 2023

For the Reorganization of

Wedbush ETFMG Video Game Tech ETF a series of ETF Managers Trust	into	Amplify Video Game Tech ETF a series of Amplify ETF Trust

Wedbush ETFMG Global Cloud Technology ETF a series of ETF Managers Trust	into	Amplify Global Cloud Technology ETF a series of Amplify ETF Trust

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust	into	Amplify Cybersecurity ETF a series of Amplify ETF Trust

ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust	into	Amplify Mobile Payments ETF a series of Amplify ETF Trust

ETFMG Treatments, Testing and Advancements ETF a series of ETF Managers Trust	into	Amplify Treatments, Testing and Advancements ETF a series of Amplify ETF Trust

Etho Climate Leadership US ETF a series of ETF Managers Trust	into	Amplify Etho Climate Leadership U.S. ETF a series of Amplify ETF Trust

BlueStar Israel Technology ETF a series of ETF Managers Trust	into	Amplify BlueStar Israel Technology ETF a series of Amplify ETF Trust

ETFMG Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG U.S. Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify U.S. Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG Prime Junior Silver Miners ETF a series of ETF Managers Trust	into	Amplify Junior Silver Miners ETF a series of Amplify ETF Trust

AI Powered Equity ETF a series of ETF Managers Trust	into	Amplify AI Powered Equity ETF a series of Amplify ETF Trust

ETFMG Travel Tech ETF a series of ETF Managers Trust	into	Amplify Travel Tech ETF a series of Amplify ETF Trust

ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873		Amplify ETF Trust 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 (855) 267-3837

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “ETF Managers Board”) of ETF Managers Trust, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, for use at a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Wedbush ETFMG Video Game Tech ETF, the Wedbush ETFMG Global Cloud Technology ETF, the ETFMG Prime Cyber Security ETF, the ETFMG Prime Mobile Payments ETF, the ETFMG Treatments, Testing and Advancements ETF, the BlueStar Israel Technology ETF, the ETFMG Alternative Harvest ETF, the ETFMG U.S. Alternative Harvest ETF, the ETFMG Prime Junior Silver Miners ETF, the AI Powered Equity ETF, the ETFMG Travel Tech ETF and the Etho Climate Leadership US ETF, each a series of ETF Managers Trust (each, a “Target Fund”, and together, the

“Target Funds”), at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on November 21, 2023 at 11:00 a.m. Central time. At the Special Meeting, shareholders of the Target Funds will be asked to consider and vote upon the following proposals, as applicable:

Proposal	Funds Voting on Proposal Separately

1.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of Wedbush ETFMG Video Game Tech ETF into the Amplify Video Game Tech ETF, a newly created series of Amplify ETF Trust (the “Amplify Trust”).

Wedbush ETFMG Video Game Tech ETF

2.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of Wedbush ETFMG Global Cloud Technology ETF into the Amplify Global Cloud Technology ETF, a newly created series of Amplify Trust.

Wedbush ETFMG Global Cloud Technology ETF

3.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Prime Cyber Security ETF into the Amplify Cybersecurity ETF, a newly created series of Amplify Trust.

ETFMG Prime Cyber Security ETF

4.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Prime Mobile Payments ETF into the Amplify Mobile Payments ETF, a newly created series of Amplify Trust.

ETFMG Prime Mobile Payments ETF

5.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Treatments, Testing and Advancements ETF into the Amplify Treatments, Testing and Advancements ETF, a newly created series of Amplify Trust.

ETFMG Treatments, Testing and Advancements ETF

6.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of BlueStar Israel Technology ETF into the Amplify BlueStar Israel Technology ETF, a newly created series of Amplify Trust.

BlueStar Israel Technology ETF

7.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Alternative Harvest ETF into the Amplify Alternative Harvest ETF, a newly created series of Amplify Trust.

ETFMG Alternative Harvest ETF

8.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG U.S. Alternative Harvest ETF into the Amplify U.S. Alternative Harvest ETF, a newly created series of Amplify Trust.

ETFMG U.S. Alternative Harvest ETF

Proposal	Funds Voting on Proposal Separately

9.   To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Prime Junior Silver Miners ETF into the Amplify Junior Silver Miners ETF, a newly created series of Amplify Trust.

ETFMG Prime Junior Silver Miners ETF

10. To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of AI Powered Equity ETF into the AI Powered Equity ETF, a newly created series of Amplify Trust.

AI Powered Equity ETF

11. To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of ETFMG Travel Tech ETF into the Amplify Travel Tech ETF, a newly created series of Amplify Trust.

ETFMG Travel Tech ETF

12. To approve the Agreement and Plan of Reorganization approved by the Independent Trustees of the ETF Managers Board, which provides for the reorganization of Etho Climate Leadership US ETF into the Amplify Etho Climate Leadership U.S. ETF, a newly created series of Amplify Trust.

Etho Climate Leadership US ETF
13. To elect Eric Weigel as Trustee of the ETF Managers Trust.	All Target Funds
14. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Target Funds

After careful consideration, the ETF Managers Board recommends that shareholders of each Fund vote “FOR” the applicable proposals.

Amplify Trust is a Massachusetts business trust registered under the 1940 Act as an open-end management investment company. The Agreement and Plan of Reorganization between ETF Managers Trust and the Amplify Trust (the “Plan”) provides that all of the assets of each of the Target Funds will be transferred to the corresponding Acquiring Fund (each listed below) in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities as set forth in the Plan. If shareholders of a Target Fund vote to approve the Plan, shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. The approval of each Target Fund’s Reorganization is not contingent upon the approval of the other Target Funds’ Reorganizations. The table below shows the Target Funds and corresponding Acquiring Funds.

Target Funds (each a series of ETF Managers Trust)		Acquiring Funds (each a series of Amplify Trust)
Wedbush ETFMG Video Game Tech ETF (the “Target GAMR Fund”)	➜	Amplify Video Game Tech ETF (the “Acquiring GAMR Fund”)

Wedbush ETFMG Global Cloud Technology ETF (the “Target IVES Fund”)	➜	Amplify Global Cloud Technology ETF (the “Acquiring IVES Fund”)

ETFMG Prime Cyber Security ETF (the “Target HACK Fund”)	➜	Amplify Cybersecurity ETF (the “Acquiring HACK Fund”)

ETFMG Prime Mobile Payments ETF (the “Target IPAY Fund”)	➜	Amplify Mobile Payments ETF (the “Acquiring IPAY Fund”)

Target Funds (each a series of ETF Managers Trust)		Acquiring Funds (each a series of Amplify Trust)
ETFMG Treatments, Testing and Advancements ETF (the “Target GERM Fund”)	➜	Amplify Treatments, Testing and Advancements ETF (the “Acquiring GERM Fund”)

BlueStar Israel Technology ETF (the “Target ITEQ Fund”)	➜	Amplify BlueStar Israel Technology ETF (the “Acquiring ITEQ Fund”)

ETFMG Alternative Harvest ETF (the “Target MJ Fund”)	➜	Amplify Alternative Harvest ETF (the “Acquiring MJ Fund”)

ETFMG U.S. Alternative Harvest ETF (the “Target MJUS Fund”)	➜	Amplify U.S. Alternative Harvest ETF (the “Acquiring MJUS Fund”)

ETFMG Prime Junior Silver Miners ETF (the “Target SILJ Fund”)	➜	Amplify Junior Silver Miners ETF (the “Acquiring SILJ Fund”)

AI Powered Equity ETF (the “Target AIEQ Fund”)	➜	Amplify AI Powered Equity ETF (the “Acquiring AIEQ Fund”)

Etho Climate Leadership US ETF (the “Target ETHO Fund”)	➜	Amplify Etho Climate Leadership U.S. ETF (the “Acquiring ETHO Fund”)

ETFMG Travel Tech ETF (the “Target AWAY Fund”)	➜	Amplify Travel Tech ETF (the “Acquiring AWAY Fund”)

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about the Target Funds and the Acquiring Funds, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•        the Statement of Additional Information dated September 28, 2023, relating to this Proxy Statement (the “Proxy Statement SAI”);

•        the Prospectus of the Target Funds, dated January 31, 2023, as amended and supplemented (the “Target Funds’ Prospectus”) (File Nos. 333-182274 and 811-22310);

•        the Statement of Additional Information of the Target Funds dated January 31, 2023, as amended and supplemented (the “Target Funds’ Prospectus”) (File Nos. 333-182274 and 811-22310);

•        the Semi-Annual Report for the Target Funds for the fiscal period ended March 31, 2023 (the “Target Funds’ Semi-Annual Report”) (File No. 811-22310); and

•        the Annual Report for the Target Funds for the fiscal year ended September 30, 2022 (the “Target Funds’ Annual Report”) (File No. 811-22310).

This Proxy Statement will be mailed on or about October 2, 2023 to shareholders of record of the Target Funds as of September 8, 2023.

The Target Funds’ Prospectus and the Target Funds’ Annual and Semi-Annual Reports have previously been delivered to shareholders of the Target Funds. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Funds are newly-organized and currently have no assets or liabilities. The Acquiring Funds have been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Funds as set forth in the Plan and will not commence operations until the date of the Reorganizations.

Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Funds are available upon request and without charge by writing the Target Funds’ distributor, Foreside Fund Services LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, by visiting the Target Funds’ website at www.etfmg.com, or by calling 1-844-383-6477. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to the Acquiring Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-070, by calling (toll-free) at (800) 617-0004 or visiting www.amplifyetfs.com. The principal listing exchange for each Target Fund is NYSE Arca, Inc., and the principal listing exchange for each Acquiring Fund will be NYSE Arca, Inc. The aforementioned documents, including all proxy materials are available for inspection at the offices of NYSE Arca, Inc.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Funds or the Acquiring Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

i

PROPOSALS no. 1 – 12 — to APPROVe OF THE AGREEMENT AND PLAN OF
REORGANIZATION

Overview of the Proposed ReorganizationS

The ETF Managers Board, including the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustee”), recommends that shareholders of the Target Funds approve the Plan, pursuant to which the Target Funds will reorganize into the Acquiring Funds and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Form of the Plan is attached to this Proxy Statement as Appendix A. The ETF Managers Board considered the Reorganizations at meetings held on July 12 and July 14, 2023. Based upon the Independent Trustees’ evaluation of the terms of the Plan and other relevant information presented to the ETF Managers Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Independent Trustees of the ETF Managers Board determined that the Reorganizations are in the best interests of each of the Target Funds and their shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the ETF Managers Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

As part of the Reorganizations, new series of Amplify ETF Trust (“Amplify Trust”), each referred to as an “Acquiring Fund” and collectively as the “Acquiring Funds,” with similar investment policies and strategies as the corresponding Target Funds, have been created. Certain of the Acquiring Funds will track the same underlying index or implement the same active strategy as its corresponding Target Fund. However, some of the Acquiring Funds may have differences from their corresponding Target Funds, such as using a different, but substantially similar, underlying index to the corresponding Target Fund or tracking an index that implements the current strategy of the corresponding Target Fund which is actively managed, as further described in this Proxy Statement. While any changes in the underlying index or change from active management to index tracking may affect the specific constituents and the weight of constituents in an Acquiring Fund’s portfolio, any new index will have the same or similar investment strategy as the index or active strategy implemented by the Target Fund. If the shareholders of the Target Funds approve the Plan, the Reorganizations will have these primary steps:

•        All of the assets of the Target Funds will be transferred to the Acquiring Funds in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of the Target Funds’ liabilities as set forth in the Plan;

•        Immediately after the transfer of the Target Funds’ assets as provided for in the Plan, the Target Funds will distribute shares of the Acquiring Funds received by the Target Funds pro rata to their shareholders in redemption of the outstanding shares of the Target Funds;

•        Each Acquiring Fund will buy and sell securities as necessary to meet its investment strategies or track the appropriate index; and

•        The Target Funds will be liquidated and terminated.

Approval of the Plan with respect to a Reorganization will constitute approval of the transfer of the Target Fund’s assets to the corresponding Acquiring Fund, the assumption of the Target Fund’s liabilities by the corresponding Acquiring Fund as set forth in the Plan, the distribution of the Acquiring Fund shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. Shares of an Acquiring Fund issued in connection with a Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the corresponding Target Fund transferred to the Acquiring Fund, less the Target Funds’ liabilities that the Acquiring Funds assume. As a result of the Reorganizations, existing shareholders of a Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. The expenses associated with repositioning an Acquiring Fund’s portfolio after the Reorganizations will be borne by the applicable Acquiring Fund and, indirectly, its shareholders. It is possible that there will be other indirect costs associated with the transition of investment strategies or indexes following the Reorganizations that will be borne by the each applicable Acquiring Fund and its shareholders. The Acquiring Funds’ portfolio managers will seek to mitigate any such costs.

For U.S. federal income tax purposes, each conversion of a Target Fund into the corresponding Acquiring Fund that is part of the Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, a Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities as set forth in the Plan in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Funds will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. ETF Managers Trust and Amplify Trust will receive an opinion from tax counsel to the Amplify Trust confirming such tax treatment.

Effects of the ReorganizationS

The primary purpose of the Reorganizations is for each Acquiring Fund to acquire the assets of its corresponding Target Fund and continue the business of the Target Fund. Certain basic information about the Target Funds and Acquiring Funds is provided in the table below.

	Target GAMR Fund	Acquiring GAMR Fund
Identity of Fund	Wedbush ETFMG Video Game Tech ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Video Game Tech ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	EEFund Video Game Tech Index	Same
Index Provider	EE Funds LLC	Same
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	GAMR	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Penserra Capital Management
	Target IVES Fund	Acquiring IVES Fund
Identity of Fund	Wedbush ETFMG Global Cloud Technology ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Global Cloud Technology ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Dan Ives Global Cloud Technology Prime Index NTR	Same
Index Provider	Prime Indexes	Same
Management Fee	0.68% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	IVES	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Diversified	Non-diversified
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Penserra Capital Management

	Target HACK Fund	Acquiring HACK Fund
Identity of Fund	ETFMG Prime Cyber Security ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Cybersecurity ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Cyber Defense Index	Nasdaq ISE Cyber Security Select Index
Index Provider	Prime Indexes	Nasdaq, Inc.
Management Fee	0.60% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	HACK	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Diversified	Non-diversified
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Penserra Capital Management
	Target IPAY Fund	Acquiring IPAY Fund
Identity of Fund	ETFMG Prime Mobile Payments ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Mobile Payments ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Mobile Payments Index	Nasdaq CTA Global Digital Payments Index
Index Provider	Prime Indexes	Nasdaq, Inc.
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	IPAY	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Penserra Capital Management
	Target GERM Fund	Acquiring GERM Fund
Identity of Fund	ETFMG Treatments, Testing and Advancements ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Treatments, Testing and Advancements ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Treatments, Testing and Advancements Index	Same
Index Provider	Prime Indexes	Same
Management Fee	0.68% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	GERM	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC

	Target ITEQ Fund	Acquiring ITEQ Fund
Identity of Fund	BlueStar Israel Technology ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify BlueStar Israel Technology ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	BlueStar Israel Global Technology Index™	Same
Index Provider	MarketVector Indexes GmbH	Same
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	ITEQ	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC
	Target MJ Fund	Acquiring MJ Fund
Identity of Fund	ETFMG Alternative Harvest ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Alternative Harvest ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Alternative Harvest Index	Same
Index Provider	Prime Indexes	Same
Management Fee	0.75% per annum*	Same*
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	MJ	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC

____________

*        ETFMG Alternative Harvest ETF and Amplify Alternative Harvest ETF have each agreed to waive its management fee in an amount equal to the acquired fund fees and expenses such that Total Annual Fund Operating Expenses After Waiver/Reimbursement equal 0.75%.

	Target MJUS Fund	Acquiring MJUS Fund
Identity of Fund	ETFMG U.S. Alternative Harvest ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify U.S. Alternative Harvest ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	N/A	Same
Index Provider	N/A	Same
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	MJUS	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC

	Target SILJ Fund	Acquiring SILJ Fund
Identity of Fund	ETFMG Prime Junior Silver Miners ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Junior Silver Miners ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Junior Silver Miners & Explorers Index	Nasdaq Metals Focus Silver Miners Index
Index Provider	Prime Indexes	Same
Management Fee	0.69% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	SILJ	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Non-diversified	Same
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC
	Target AIEQ Fund	Acquiring AIEQ Fund
Identity of Fund	AI Powered Equity ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify AI Powered Equity ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	N/A	AI Powered Equity Index
Index Provider	N/A	EquBot Inc.
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	AIEQ	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Diversified	Non-diversified
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	EquBot Inc.	Toroso Investment, LLC
	Target ETHO Fund	Acquiring ETHO Fund
Identity of Fund	Etho Climate Leadership US ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Etho Climate Leadership U.S. ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Etho Climate Leadership Index	Same
Index Provider	Etho Capital	Same
Management Fee	0.45% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	ETHO	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Diversified	Non-diversified
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC

	Target AWAY Fund	Acquiring AWAY Fund
Identity of Fund	Travel Tech ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	Amplify Travel Tech ETF, a series of Amplify ETF Trust (an open-end management investment company registered with the SEC)
Underlying Index	Prime Travel Technology Index NTR	Same
Index Provider	Prime Indexes	Same
Management Fee	0.75% per annum	Same
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	AWAY	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Massachusetts business trust
Diversification Status	Diversified	Non-diversified
Investment Advisor	ETF Managers Group LLC	Amplify Investments LLC
Sub-Adviser	N/A	Toroso Investment, LLC

The Reorganizations will shift management responsibility for the Target Funds from ETF Managers Group LLC (“ETFMG”) to Amplify Investments LLC (“Amplify”), as investment adviser of the Acquiring Funds, and Toroso Investment, LLC (“Toroso”) or Penserra Capital Management (“Penserra” and collectively with Toroso, each a “Sub-Adviser” and collectively, the “Sub-Advisers”), as applicable, as sub-advisers of the Acquiring Funds. Neither ETF Managers Trust nor ETFMG is affiliated with the Amplify Trust, Amplify or the Sub-Advisers.

The Target IVES Fund, Target HACK Fund, Target AIEQ Fund, Target ETHO Fund and Target AWAY Fund are each diversified for purposes of the 1940 Act while, in comparison, the Acquiring IVES Fund, Acquiring HACK Fund, Acquiring AIEQ Fund, Acquiring ETHO Fund and Acquiring AWAY Fund are each non-diversified for purposes of the 1940 Act. Therefore, these Acquiring Funds will be subject to additional “Non-Diversification Risk” as compared to their respective Target Funds, as further described below under “Summary Comparison of the Funds — Principal Risks,” but will not be subject to certain investment limitations imposed on their respective Target Funds as further described below under “Summary Comparison of the Funds — Fund’s Investment Limitations.” The Target GAMR Fund, Acquiring GAMR Fund, Target ITEQ Fund, Acquiring ITEQ Fund, Target IPAY Fund, Acquiring IPAY Fund, Target GERM Fund, Acquiring GERM Fund, Target MJ Fund, Acquiring MJ Fund, Target MJUS Fund, Acquiring MJUS Fund, Target SILJ Fund and Acquiring SILJ Fund are each non-diversified for purposes of the 1940 Act.

The Acquiring HACK Fund, Acquiring IPAY Fund and Acquiring SILJ Fund will each track a different underlying index than its respective Target Fund, as described above. Due to this change these Acquiring Funds will have different, but substantially similar, investment objectives and strategies as their respective Target Funds, as further described below under “Summary Comparison of the Funds — Principal Investment Objectives, Strategies, and Policies.”

Additionally, the Acquiring AIEQ Fund will be an index fund tracking the AI Powered Equity Index while the Target AIEQ Fund is an actively managed fund. Due to this change, the Acquiring AIEQ Fund will have a different investment objective and strategy than the Target AIEQ Fund, as further described below under “Summary Comparison of the Funds — Principal Investment Objectives, Strategies, and Policies,” and will be subject to additional “Tracking Error Risk” as compared to the Target AIEQ Fund, as further described below under “Summary Comparison of the Funds — Principal Risks,” but will have a substantially similar investment goal as the Target AIEQ Fund.

The Reorganizations will result in the same management fees currently paid by the Target Funds.

Each Acquiring Fund will be a series of a Massachusetts business trust while each Target Fund is a series of a Delaware statutory trust. For more information regarding differences in these forms of organization, see “Key Information About the Proposed Reorganizations — Comparison of Forms of Organization and Shareholder Rights” below.

Under the Target Funds’ advisory agreement, ETFMG pays substantially all expenses of the Target Funds, subject to certain exceptions, and under the Acquiring Funds’ advisory agreement, Amplify pays substantially all expenses of the Acquiring Funds, subject to certain exceptions. Both advisory agreements provide that the applicable adviser will not be responsible for paying for the advisory fee, payments under each Fund’s 12b-1 Plan (defined below), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses, and other extraordinary expenses.

The Target Funds (other than the Target SILJ Fund) and the Acquiring Funds have each adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which the Target Funds (other than the Target SILJ Fund) and the Acquiring Funds may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Funds, and the Board of Trustees of the Amplify Trust has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Funds, and the ETF Managers Board has not approved the commencement of any payments under the 12b-1 Plan.

Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through their financial intermediary up to and including the day of the Reorganizations. If the Reorganizations are approved, the Target Fund shares will automatically be converted to the Acquiring Fund shares.

Summary Comparison of the Funds

Fees and Expenses of the Funds

Each Acquiring Fund has the same management fee as its respective Target Fund and, except for the Acquiring MJ Fund, has the same total annual fund operating expenses. The Acquiring MJ Fund is expected to have additional acquired fund fees and expenses that may be different than that of the Target MJ Fund. However, Amplify has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses related to any investment in Amplify Seymour Cannabis ETF and Acquiring MJUS Fund so that the total annual fund operating expenses after such reimbursement is the same as the Target MJ Fund, as further described below.

Wedbush ETFMG Video Game Tech ETF and Amplify Video Game Tech ETF (“GAMR Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target GAMR Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring GAMR Fund after giving effect to the Reorganization. Expenses for the Target GAMR Fund are based on operating expenses of the Target GAMR Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring GAMR Fund are pro forma operating expenses of the Acquiring GAMR Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target GAMR Fund Shares	Acquiring GAMR Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target GAMR Fund with the cost of investing in shares of the Acquiring GAMR Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring GAMR Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target GAMR Fund shares	$77	$240	$417	$930
Acquiring GAMR Fund Shares – (pro forma)	$77	$240	$417	$930

Wedbush ETFMG Global Cloud Technology ETF and Amplify Global Cloud Technology ETF (“IVES Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target IVES Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring IVES Fund after giving effect to the Reorganization. Expenses for the Target IVES Fund are based on operating expenses of the Target IVES Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring IVES Fund are pro forma operating expenses of the Acquiring IVES Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target IVES Fund Shares	Acquiring IVES Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%	0.68%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.68%	0.68%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target IVES Fund with the cost of investing in shares of the Acquiring IVES Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring IVES Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target IVES Fund shares	$69	$218	$379	$847
Acquiring IVES Fund Shares – (pro forma)	$69	$218	$379	$847

ETFMG Prime Cyber Security ETF and Amplify Cybersecurity ETF (“HACK Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target HACK Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring HACK Fund after giving effect to the Reorganization. Expenses for the Target HACK Fund are based on operating expenses of the Target HACK Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring HACK Fund are pro forma operating expenses of the Acquiring HACK Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target HACK Fund Shares	Acquiring HACK Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.60%	0.60%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target HACK Fund with the cost of investing in shares of the Acquiring HACK Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring HACK Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target HACK Fund shares	$61	$192	$335	$750
Acquiring HACK Fund Shares – (pro forma)	$61	$192	$335	$750

ETFMG Prime Mobile Payments ETF and Amplify Mobile Payments ETF (“IPAY Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target IPAY Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring IPAY Fund after giving effect to the Reorganization. Expenses for the Target IPAY Fund are based on operating expenses of the Target IPAY Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring IPAY Fund are pro forma operating expenses of the Acquiring IPAY Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target IPAY Fund Shares	Acquiring IPAY Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target IPAY Fund with the cost of investing in shares of the Acquiring IPAY Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring IPAY Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target IPAY Fund shares	$77	$240	$417	$930
Acquiring IPAY Fund Shares – (pro forma)	$77	$240	$417	$930

ETFMG Treatments, Testing and Advancements ETF and Amplify Treatments, Testing and Advancements ETF (“GERM Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target GERM Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring GERM Fund after giving effect to the Reorganization. Expenses for the Target GERM Fund are based on operating expenses of the Target GERM Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring GERM Fund are pro forma operating expenses of the Acquiring GERM Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target GERM Fund Shares	Acquiring GERM Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%	0.68%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.68%	0.68%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target GERM Fund with the cost of investing in shares of the Acquiring GERM Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring GERM Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target GERM Fund shares	$69	$218	$379	$847
Acquiring GERM Fund Shares – (pro forma)	$69	$218	$379	$847

BlueStar Israel Technology ETF and Amplify BlueStar Israel Technology ETF (“ITEQ Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target ITEQ Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring ITEQ Fund after giving effect to the Reorganization. Expenses for the Target ITEQ Fund are based on operating expenses of the Target ITEQ Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring ITEQ Fund are pro forma operating expenses of the Acquiring ITEQ Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target ITEQ Fund Shares	Acquiring ITEQ Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target ITEQ Fund with the cost of investing in shares of the Acquiring ITEQ Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring ITEQ Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target ITEQ Fund shares	$77	$240	$417	$930
Acquiring ITEQ Fund Shares – (pro forma)	$77	$240	$417	$930

ETFMG Alternative Harvest ETF and Amplify Alternative Harvest ETF (“MJ Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target MJ Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring MJ Fund after giving effect to the Reorganization. Expenses for the Target MJ Fund are based on operating expenses of the Target MJ Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring MJ Fund are pro forma operating expenses of the Acquiring MJ Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target MJ Fund Shares	Acquiring MJ Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%
Total Annual Fund Operating Expenses	0.85%	0.85%
Expense Waiver/Reimbursement(2)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.75%	0.75%

____________

(1)      Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year.

(2)      The Acquiring Fund’s investment adviser, Amplify, and the Target Fund’s investment adviser, ETFMG, have each agreed to waive its management fee in an amount equal to the acquired fund fees and expenses. This arrangement will remain in effect for at least one year from the date hereof, and prior to such date Amplify and ETFMG may not terminate the arrangement without the approval of its respective Board of Trustees.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target MJ Fund with the cost of investing in shares of the Acquiring MJ Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring MJ Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target MJ Fund shares	$77	$240	$417	$930
Acquiring MJ Fund Shares – (pro forma)	$77	$240	$417	$930

ETFMG U.S. Alternative Harvest ETF and Amplify U.S. Alternative Harvest ETF (“MJUS Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target MJUS Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring MJUS Fund after giving effect to the Reorganization. Expenses for the Target MJUS Fund are based on operating expenses of the Target MJUS Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring MJUS Fund are pro forma operating expenses of the Acquiring MJUS Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target MJUS Fund Shares	Acquiring MJUS Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.76%

____________

(1)      Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target MJUS Fund with the cost of investing in shares of the Acquiring MJUS Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring MJUS Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target MJUS Fund shares	$78	$243	$422	$942
Acquiring MJUS Fund Shares – (pro forma)	$78	$243	$422	$942

ETFMG Prime Junior Silver Miners ETF and Amplify Junior Silver Miners ETF (“SILJ Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target SILJ Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring SILJ Fund after giving effect to the Reorganization. Expenses for the Target SILJ Fund are based on operating expenses of the Target SILJ Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring SILJ Fund are pro forma operating expenses of the Acquiring SILJ Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target SILJ Fund Shares	Acquiring SILJ Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.69%	0.69%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.69%	0.69%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target SILJ Fund with the cost of investing in shares of the Acquiring SILJ Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring SILJ Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target SILJ Fund shares	$70	$221	$384	$859
Acquiring SILJ Fund Shares – (pro forma)	$70	$221	$384	$859

AI Powered Equity ETF and Amplify AI Powered Equity ETF (“AIEQ Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target AIEQ Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring AIEQ Fund after giving effect to the Reorganization. Expenses for the Target AIEQ Fund are based on operating expenses of the Target AIEQ Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring AIEQ Fund are pro forma operating expenses of the Acquiring AIEQ Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target AIEQ Fund Shares	Acquiring AIEQ Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target AIEQ Fund with the cost of investing in shares of the Acquiring AIEQ Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring AIEQ Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target AIEQ Fund shares	$77	$240	$417	$930
Acquiring AIEQ Fund Shares – (pro forma)	$77	$240	$417	$930

Etho Climate Leadership US ETF and Amplify Etho Climate Leadership U.S. ETF (“ETHO Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target ETHO Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring ETHO Fund after giving effect to the Reorganization. Expenses for the Target ETHO Fund are based on operating expenses of the Target ETHO Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring ETHO Fund are pro forma operating expenses of the Acquiring ETHO Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target ETHO Fund Shares	Acquiring ETHO Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.45%	0.45%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target ETHO Fund with the cost of investing in shares of the Acquiring ETHO Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring ETHO Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target ETHO Fund shares	$46	$144	$252	$567
Acquiring ETHO Fund Shares – (pro forma)	$46	$144	$252	$567

ETFMG Travel Tech ETF and Amplify Travel Tech ETF (“AWAY Funds”)

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target AWAY Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring AWAY Fund after giving effect to the Reorganization. Expenses for the Target AWAY Fund are based on operating expenses of the Target AWAY Fund for the fiscal period ended March 31, 2023. Expenses for the Acquiring AWAY Fund are pro forma operating expenses of the Acquiring AWAY Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target AWAY Fund Shares	Acquiring AWAY Fund Shares (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.75%

Example

The Example below is intended to help you compare the cost of investing in shares of the Target AWAY Fund with the cost of investing in shares of the Acquiring AWAY Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring AWAY Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target AWAY Fund shares	$78	$243	$422	$942
Acquiring AWAY Fund Shares – (pro forma)	$78	$243	$422	$942

Principal Investment Objectives, Strategies, and Policies

The Target Funds and the Acquiring Funds have substantially similar investment policies and strategies, which is presented in the applicable the table below.

The Acquiring Funds have been created as new series of the Amplify Trust solely for the purpose of acquiring the Target Funds’ assets and continuing their business and will not conduct any investment operations until after the closing of the Reorganizations. Because the Acquiring Funds have substantially similar investment policies and strategies to those of the Target Funds, if the Reorganizations are approved, all of the Target Funds’ portfolio holdings will be transferred to the Acquiring Funds, and Amplify anticipates purchasing (or receiving in-kind in exchange for the issuance of creation orders) or selling (or delivering in-kind to satisfy redemption orders) securities of the Acquiring Funds as necessary to implement the Acquiring Funds’ investment strategies and replicate the holdings of the applicable index.

Although the Acquiring Funds and Target Funds have substantially similar investment policies and strategies, there may be some minor differences. As further detailed below:

•        The Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring ETHO Fund and Acquiring AWAY Fund will all track the same underlying index as the respective Target Fund and will have the same investment objective and strategy, as set forth below.

•        The Acquiring MJUS Fund is an actively managed fund, like the Target MJUS Fund, and will have the same investment objective and strategy, as set forth below.

•        The Acquiring HACK Fund, Acquiring IPAY Fund and Acquiring SILJ Fund will track different underlying indexes from their respective Target Funds that have a substantially similar investment strategy. Therefore, these Acquiring Funds will have different, but substantially similar, investment objectives and strategies, specifically that they will seek to track the performance of their new underlying index, as set forth below.

•        The Acquiring AIEQ Fund will be an index tracking fund that tracks the performance of the AI Powered Equity Index while the Target AIEQ Fund was an actively managed fund. Because of this change, the investment objective and strategy of the Acquiring AIEQ Fund and Target AIEQ Fund will be different, as set forth below. However, the AI Powered Equity Index’s strategy is substantially similar to that of the Target AIEQ Fund and therefore the investment polices and strategies of the Acquiring AIEQ Fund and the Target AIEQ Fund will be substantially similar, even if they have different investment objectives.

Target GAMR Fund	Acquiring GAMR Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EEFund Video Game Tech Index (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the EEFund Video Game Tech™ Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of exchange-listed companies across the globe (including in emerging markets) that are actively engaged in a business activity supporting or utilizing the video gaming industry (“Video Gaming Companies”), specifically:

•   Companies that are software developers or hardware providers for the entertainment, educational software, or virtual reality/simulation segments of the video gaming industry or whose business model relies solely on delivering goods and services to these segments (collectively, “pure-play” companies).

•   Companies that are not pure-play companies but provide intellectual property in support of the video game, educational software, or virtual reality/simulation segments (“non-pure-play” companies).

•   Large broad-based companies whose business model supports the video game, educational software, or virtual reality/simulation segments (“gaming conglomerate” companies).

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in exchange-listed companies that are primarily engaged in a business activity supporting or utilizing the video gaming industry. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in the component securities of the EEFund Video Game Tech™ Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index is comprised of companies that are primarily engaged in a business activity supporting or utilizing the video gaming industry (“Video Gaming Companies”). Specifically, the Video Gaming Companies that comprise the Index include the following:

•   Primary Participants:    Companies that are software developers or hardware providers for primarily the video game, education, virtual/augmented reality, or simulation markets, or companies whose business model primarily relies on delivering goods and services to or from segments of the video gaming industry.

Target GAMR Fund	Acquiring GAMR Fund

The initial universe of Video Gaming Companies is determined based on proprietary research and analysis conducted by EE Funds LLC (the “Video Gaming Index Provider”). The Video Gaming Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Video Gaming Company and its status as a pure-play, non-pure-play, or gaming conglomerate company (each, a “sector”).

Video Gaming Companies are then screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million, and an operating company structure (as opposed to a pass-through security).

As of each rebalance date, the pure-play and non-pure-play sectors make up 90% of the Index weight. Companies in the pure-play or non-pure-play sectors with market capitalization of less than $1 billion are limited in the aggregate to 10% of the Index weight and are equally weighted within that 10%. The gaming conglomerate sector makes up 10% of the Index weight. The Index constituents are equally weighted within each sector. The resulting weight distribution prevents the large gaming conglomerate companies from dominating the Index, while allowing smaller pure-play and non-pure-play companies to adequately influence Index performance. Individual constituent weightings may be adjusted to account for constituent securities with limited liquidity and/or small market capitalizations.

•   Secondary Participants:    Companies that maintain a partial business activity in video game related software or hardware, educational software, virtual / augmented reality technology, simulation technology or provide distribution or intellectual properties (such as names, images and artistic works used in the video gaming industry) to the aforementioned. Secondary Participants also includes companies whose business model partially relies on delivering goods and services to or from segments of the video gaming industry.

•   Diversified Participants:    Large broad-based companies whose business framework supports the video game, educational software, or virtual reality/simulation segments of the video gaming industry (e.g., Sony Interactive Entertainment, Activision Blizzard and Nintendo) (“gaming conglomerate” companies).

•   Small Capitalization Companies:    These are companies with market capitalizations less than $1 billion).

The initial universe of Video Gaming Companies is determined based on proprietary research and analysis conducted by EE Funds LLC (the “Video Gaming Index Provider”). The Video Gaming Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Video Gaming Company and its status as a Primary Participants Diversified Participant, Secondary Participant, or Small Capitalization Company (each, a “category”).

Video Gaming Companies are then screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $300 million, an operating company, and an annual revenue for the most recent year greater than $80 million.

Weightings. All components are weighted as follows: Primary Participants — 70%, Secondary Participants — 10%, Diversified Participants — 10%, Small Capitalization Companies — 10%. The Index constituents are equally weighted within each category.

Target GAMR Fund	Acquiring GAMR Fund

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.

Same

The Index is owned by EE Funds LLC. The Index is calculated and maintained by an independent third-party calculation agent. The Video Gaming Index Provider is independent of the Index’s calculation agent, the Fund, and the Fund’s investment adviser.

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in securities, ADRs, or GDRs of Video Gaming Companies. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Same

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Same
Target IVES Fund	Acquiring IVES Fund
Investment Objective
The Fund seeks to track the total return performance, before fees and expenses, of the Dan Ives Global Cloud Technology Prime Index NTR (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Dan Ives Global Cloud Technology Prime Index NTR (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same

Target IVES Fund	Acquiring IVES Fund
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. The Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Same

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund. The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 ⅓% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Dan Ives Global Cloud Technology Prime Index

The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise-based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud — cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies”). Companies that are simply engaged in distributing software or services via the cloud, rather than enabling other companies to become cloud-based, are not included.

Dan Ives Global Cloud Technology Prime Index

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund. The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for organization-based (“enterprise”) software applications, or ii) engaged in providing platforms that enable businesses to move data, networking, analysis, analytics and software applications over the Internet (the “cloud”), including cloud-enabling Software as a Service (SaaS) technologies. SaaS allows users to connect to and use cloud-based apps over the Internet (e.g., email and calendaring). These companies are known collectively as “Cloud Technology Companies”). Companies that are simply engaged in distributing software or services via the cloud, rather than enabling other companies to become cloud-based, are not included.

Target IVES Fund	Acquiring IVES Fund

Cloud Technology Companies are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Cloud Technology Companies around the world that meet the Index’s criteria for inclusion which requires that the company derives more than 50% of its revenue from Cloud Technology Companies. Cloud Technology Companies are then screened for investibility. Each company must i) be an equity security of an operating company or an ADR or GDR of an operating company; ii) have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion; iii) have an initial liquidity requirement with an average daily trading volume of $1,000,000 or greater and maintenance liquidity requirement requires an average daily trading volume of $750,000 or greater and iv) be on an exchange in a country that does not employ restrictions on foreign capital investment.

Same

The Index has a maintenance capitalization requirement that each component that was previously added to the index must have a U.S.D. market capitalization between $150 million and $15 billion. In addition, the Index has a maintenance liquidity requirement that each component that was previously added to the index must have an average daily trading volume greater than $750,000.

Same

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day)

Same

(the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. At the time of reconstitution, the companies in the Index are weighted using a proprietary weighting methodology that weights the securities based on market capitalization and average daily value traded.

Target IVES Fund	Acquiring IVES Fund

At the time of each reconstitution, the value of Index components with headquarters in any single country (including the United States) will not comprise more than 50% of the value of the Index. The Index is expected to be composed of securities of issuers with headquarters in at least three countries (including the United States).

At the time of each reconstitution, the value of Index components with headquarters in any single country (including the United States) will not comprise more than 50% of the value of the Index. If any country weight is greater than 50%, then the Index Provider will perform the following weighting redistribution process: (i) redistribute the weights of the components from a single country with a country weight greater than 50% proportionately to the remaining components, such that the new country weight is 50% and (ii) iterate through such redistribution process until no country weight exceeds 50%. The Index is composed of securities of issuers with headquarters in at least three countries (including the United States).

In addition to being independent of Solactive AG, the Fund, and the Fund’s investment adviser, the Index Provider is also independent of the Fund’s investment sub-adviser.

The Index is developed and owned by Prime Indexes, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

The Index is developed and owned by Prime Indexes. The Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, the Adviser”) and the Sub-Adviser.

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Concentration Policy.    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Target HACK Fund	Acquiring HACK Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq ISE Cyber Security Select Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

Target HACK Fund	Acquiring HACK Fund

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing cyber defense applications or services as a vital component of its overall business (“Cyber Defense Architecture Providers”) or (ii) provide hardware or software for cyber defense activities as a vital component of its overall business (“Cyber Defense Application Providers”). Cyber defense refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The categories of Cyber Defense Architecture Providers and Cyber Defense Application Providers are referred to herein as “sectors”.

Companies in the Cyber Defense Architecture Providers and Cyber Defense Application Providers sectors are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Cyber Defense Architecture Providers and Cyber Defense Application Providers around the world that meet the Index’s criteria for inclusion.

The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to cybersecurity, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the cybersecurity industry).

Nasdaq ISE Cyber Security Index (the “Parent Index”) tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies (i) that are a direct service provider (hardware/software developer) for cyber security and for which cyber security business activities are a key driver of the business (“Infrastructure Providers”) or (ii) whose business model is defined by its role in providing cyber security services and for which cyber security business activities are a key driver of the business (“Service Providers”, and collectively with “Infrastructure Providers,” the “Cyber Security Companies”). Cyber security refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The securities of each company in the Index must also be listed on a securities exchange. The categories of Infrastructure Providers and Service Providers are referred to herein as “sectors”.

To be included in the Index, companies from the Parent Index must derive at least 90% of their revenues from cyber security and must have a Revenue Contribution score of at least 1.25%. The Revenue Contribution Score is the product of a company’s market capitalization and the percentage of a company’s revenue derived from cyber security or cyber security-related activities. The Revenue Contribution Score is derived from the Parent Index prior to applying any additional eligibility screens. Eligible constituents are screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of US$1 billion, a free-float equivalent to at least 20% of shares outstanding, and a minimum three-month average daily dollar trading volume of US$1 million.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day)

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the market close on the third Friday of March, June, September, and December.

Target HACK Fund	Acquiring HACK Fund

(the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

Companies meeting the sector criteria are screened as of the Selection Day for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million at the time of selection, and an operating company structure (as opposed to a pass-through security). The Index Provider may include companies in the Index with a market capitalization within 5% of the above threshold as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.

The components of the Index will be weighted based on market capitalization, subject to a maximum weight of 4.5% (the “Weighting Cap”).

The weight of any individual Index constituent whose weight is reduced due to the Weighting Cap will be redistributed pro rata among all other Index constituents whose weights have not been reduced due to the Weighting Cap based on the market capitalization of such constituents.

The Index is owned, calculated, and maintained by Nasdaq, Inc. (the “Index Provider”), which is independent of the Fund, Amplify, and Penserra. The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies actively involved in providing cyber security technology and services, in accordance with the ISE Cyber Security® Industry classification. The Index will consist of a selection of constituents in the Parent Index.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 ⅓% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Same
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Concentration Policy.    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Target IPAY Fund	Acquiring IPAY Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Mobile Payments Index (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq CTA Global Digital Payments Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing payment processing services or applications, (ii) provide payment solutions, (iii) build or provide payment industry architecture, infrastructure or software, or (iv) provide services as a credit card network (collectively, “Mobile Payment Companies”).

Mobile Payment Companies are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Mobile Payment Companies around the world that meet the Index’s criteria for inclusion. Mobile Payment Companies are then screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million for new component companies and $100 million for existing component companies, and an operating company structure (as opposed to a pass-through security).

The Index tracks the performance of common stocks (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies by Consumer Technology Association (“CTA”) within one of the following groups (collectively, “Mobile Payments Companies”):

•   Card Networks: companies that provide services for controlling where cards (such as credit cards and debit cards) are accepted and to facilitate transactions between merchants and card issuers;

•   Infrastructure & Software: companies that provide hardware or software services for transacting payments across various channels, such as point-of-sale (a system where customers execute payment for products or services at a store), mobile, and online;

Target IPAY Fund	Acquiring IPAY Fund

The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to that of a Mobile Payments Company, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the mobile payments industry).

•   Processors: companies that handle front end and back-end transactions and processing from various channels, such as credit cards, debit cards, or point-of-sale payments. The front end platform handles the process of authorizing a transaction whereas the back-end platform settles the transaction, moving money from the customer’s account to the merchant bank; or

•   Solutions: companies that provide products and services for accepting payments by a variety of payment methods, such as credit and debit cards, mobile wallet, buy now, pay later, and autopay.

The identification and classification of Mobile Payments Companies is determined by the Consumer Technology Association (“CTA”), a standard and trade association representing the U.S. consumer technology industry. The CTA works to set technical standards for product specifications, processes or services to ensure compatibility across companies within the consumer technology industry.

Mobile Payment Companies are then screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million for new component companies and $300 million for existing component companies.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

The Index has a semi-annual review in March and September of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the close of trading on the second Friday of March and September.

The Index is owned, calculated, and maintained by Nasdaq, Inc. (the “Index Provider”), which is independent of the Index’s calculation agent, the Fund, Amplify Investments LLC (the “Adviser”), and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

The Index constituents are weighted according to a modified market capitalization weighting methodology. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index and the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. In addition, constituents with a market

The Index constituents are weighted according to a modified free float market capitalization-weighted methodology. The weighting for each individual constituent is determined by dividing a constituent’s theme-adjusted free float market value (calculated by multiplying the market capitalization of a company by such company’s perceived involvement within the

Target IPAY Fund	Acquiring IPAY Fund

capitalization of less than US $1 billion as of the Selection Day will have their weight reduced by 55 – 85% depending on their specific market capitalization. The weight of any individual Index constituent whose weight is reduced due to the above-described limits will be redistributed equally among all other Index constituents whose weights are not in excess of such limits.

digital payments space as determined but the CTA) by the aggregate theme-adjusted free float market value of all Index constituents. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index, five constituents may exceed 4.5% and no single constituent weighting may be below 0.3%.

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Mobile Payments Companies.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Same
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Concentration Policy.    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Target GERM Fund	Acquiring GERM Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

Target GERM Fund	Acquiring GERM Fund

The Fund will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Same

Prime Treatments, Testing and Advancements Index

The Index tracks the performance of U.S.-listed equity securities or depositary receipts of companies that (i) perform research, development, and commercialization of treatments or vaccines for infectious diseases or (ii) engage in the research, development, manufacturing, and provision of biological tests for patients. Such companies are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser, based on the rules of the Index.

The Index is comprised of two groups of companies, as described below: “Treatment Companies” and “Testing Companies”. “Treatment Companies” are companies that (i) have one or more vaccines or treatments for infectious diseases in pre-clinical research, in any phase of U.S. Food and Drug Administration clinical trials, or in a commercial stage and (ii) are classified by the North American Industry Classification System as either “Pharmaceutical and Medicine Manufacturing” or “Research and Development in the Physical, Engineering, and Life Sciences”. “Testing Companies” are companies that derive more than 50% of their revenue from the research, development, manufacturing, and provision of biological tests for patients.

To qualify for inclusion in the Index, Treatments Companies and Testing Companies must have an operating company structure (as opposed to being a pass-through security). To be added to the Index, Treatments Companies and Testing Companies must have a minimum market capitalization of US$100 million and an average daily value traded over the prior three month period of $250,000. Companies already included in the Index must have a minimum market capitalization of US$50 million.

Prime Treatments, Testing and Advancements Index

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities or American Depositary Receipts (“ADRs”) of Treatments, Testing and Advancements Companies (as defined below). In general, the Index seeks to be comprised of companies: i) performing advancements in research, development, and commercialization of treatments or vaccines for infectious diseases, or ii) engaged in the advancement of research, development, manufacturing, and provision of biological tests for patients.

Prime Indexes (the “Index Provider”) determines whether a company is a “Treatments, Testing and Advancements Company” based on the assessment of: i) if a company has one or more vaccines or treatments for infectious diseases in preclinical research, in any phase of U.S. Food and Drug Administration (“FDA”) clinical trials, or in commercial stage (i.e., capable of being manufactured for widespread use) and is classified by North American Industry Classification System as being in either a) the “Pharmaceutical and Medicine Manufacturing” industry, or b) the “Research and Development in the Physical, Engineering, and Life Sciences” industry; or ii) if a company derives more than 50% of its revenue from research, development, manufacturing, and provision of biological tests for patients.

To qualify for inclusion in the Index, Treatments, Testing and Advancements Companies must have an operating company structure. To be added to the Index, Treatments, Testing and Advancements Companies must have a minimum market capitalization of $100 million, must have an average daily value traded over the prior three-month period of $250,000 and must be listed on a U.S. exchange. Companies already included in the Index must have a minimum market capitalization of $50 million.

Target GERM Fund	Acquiring GERM Fund

The Index has a quarterly review in each March, June, September, and December, at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day). Component changes are made after the market close on the third Friday of each March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.

Same

The five largest constituents with a market capitalization under US$15 billion are each weighted at 6% (30% in the aggregate). The remaining constituents with a market capitalization under US$15 billion are weighted bases on their market capitalization subject to a 4% limit per security. Constituents with a market capitalization of US$15 billion or more will be equally weighted with an aggregate weighting of 10%.

Weighting.    All components with a market capitalization greater than $15 billion (A “MegaCap Component”) are equally weighted within an aggregate weighting of 10%. The determination for whether a company is designated a MegaCap Component is made only at the time of that company’s initial entry into the Index. The remaining constituents are then ranked from highest to lowest market capitalization, subject to the following constraints: (i) the top five components are weighted at 6% each and (ii) the remaining constituents are weighted based on their market capitalization subject to a 4% limit per security.

The Index is developed and owned by Prime Indexes, and the Index is calculated and maintained by Solactive AG. The Index Provider is not affiliated with Solactive AG, the Fund, or the Fund’s investment adviser.

Same

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Target ITEQ Fund	Acquiring ITEQ Fund
Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology Index™ (“BIGITech®™” or the “Index”).

The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the BlueStar Israel Global Technology Index™ (“BIGITech®™” or the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The BlueStar Israel Global Technology Index™, or BIGITech®, tracks the performance of exchange-listed Israeli technology operating companies. Such companies may be engaged in a wide spectrum of technology related sectors, including information technology, biotechnology, clean energy and water technology and defense technology.

The universe of companies deemed “Israeli technology companies” is determined by MarketVector Indexes GmbH (“MarketVector” or the “Index Provider”) (formerly known as MV Index Solutions GmbH or “MVIS®”) based on a range of quantitative and qualitative factors including a company’s domicile; country of formation or founding; primary management, location of research and development facilities; tax status; and location of company headquarters. To be included in the Index, Israeli technology companies must have their equity securities or depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) representing such equity securities, listed on a securities exchange.

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in exchange-listed Israeli technology operating companies. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the BlueStar Israel Global Technology Index™, or BIGITech®. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Target ITEQ Fund	Acquiring ITEQ Fund

Companies meeting the above criteria are screened for investibility (e.g., their equity securities must not be listed on an exchange in a country which employs restrictions on foreign capital investment deemed to be significant), a minimum market capitalization and liquidity (i.e., average trading volume). The Index is reconstituted semi-annually at the close of business on the third Thursday of June and December. At the time of each reconstitution, the companies in the Index are weighted based on their float-adjusted market capitalization, with a maximum component weight of 7.5% subject to certain additional limitations designed to prevent inordinately heavy weightings of any one company. For example, if any individual Index component exceeds 15% of the Index weight at any time, the Index will be rebalanced to reduce such component to a weighting of no more than 10%.

The Index is comprised of Israeli Technology Companies (as defined below). Such companies are engaged in a wide spectrum of technology related sectors, including information technology, biotechnology, clean energy and water technology and defense technology. To be considered an “Israeli Technology Company,” a company must meet the following criteria:

(i)   be defined as an “Information Technology” company by Standard & Poor’s Global Industry Classification Standard (“GICS”);

(ii)  operate in one of the following industries: biotechnology, health care equipment and supplies; defense-technology, clean energy and water technology; life sciences tools and services; and

(iii) meet at least one criteria from Set A or two criteria from Set B

Set A	Set B
• Incorporated in Israel • Headquartered in Israel • At least 50% of revenue, operating assets or employees in Israel

•   Listed on a stock exchange in Israel

•   A majority of the board of directors, or least two chief executives are domiciled in Israel

•   Has research and development (R&D) center in Israel

•   Founded in Israel

To be included in the Index, Israeli Technology Companies must have their equity securities or depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) representing such equity securities, listed on a securities exchange. In order to initially be eligible for inclusion in the Index, component securities must also meet the following criteria:

(1)  a market capitalization equal to or greater than $150 million USD;

(2)  a minimum three-month average daily trading volume of $1 million USD; and

(3)  at least 250,000 shares traded per month over the last six months.

Target ITEQ Fund	Acquiring ITEQ Fund

Companies meeting the above criteria are screened for investability (e.g., their equity securities must not be listed on an exchange in a country which employs restrictions on foreign capital investment deemed to be significant). The Index is reconstituted and rebalanced semi-annually at the close of business on the third Thursday of June and December. At the time of each reconstitution, the companies in the Index are weighted based on their float-adjusted market capitalization. Each security is subject to a 7.5% weight cap, with weights redistributed equally among uncapped components. Components with an aggregate weight of 5% or more shall not exceed 50% of the Index.

The Index was developed by BlueStar Indexes® (“BlueStar”) and is now administered and maintained by MarketVector. The Index is calculated by S&P Dow Jones Indices (the “Index Calculation Agent”). S&P Dow Jones Indices is independent of BlueStar, MarketVector, the Fund, its adviser, and distributor.

Same

The Index is not limited to a minimum or maximum number of constituents; rather, it targets a coverage of 99% of the investable universe, by float-adjusted market capitalization of Israeli technology companies. The Index may include companies of any market capitalization, including small capitalization companies. As of January 10, 2023, the Index consisted of 60 constituents.

The Index is not limited to a minimum or maximum number of constituents; rather, it targets a coverage of 99% of the investable universe, by float-adjusted market capitalization of Israeli Technology Companies.

The Fund will invest at least 80% of its total assets in the component securities of the Index and in depositary receipts representing such securities. As a result, under normal circumstances, the Fund will invest at least 80% of its total assets in Israeli technology companies (the “80% Policy”).

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Same

Target MJ Fund	Acquiring MJ Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Alternative Harvest Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”)) of companies across the globe, including U.S. companies, that (i) engage in the cultivation, production, marketing or distribution of cannabis, including industrial hemp; (ii) engage in the production, marketing, transportation or distribution of products containing cannabis, including industrial hemp, for medical or non-medical purposes, including, but not limited to, drugs, supplements, or food products (the companies in categories (i) and (ii) are “Cannabis Companies”); (iii) engage in the creation, marketing, transportation or distribution of prescription drugs, supplements or food products that utilize cannabinoids as an ingredient (“Pharmaceutical Companies”); (iv) trade tobacco or produce tobacco products, such as cigarettes, cigars or electronic cigarettes; (v) produce cigarette and cigar components, such as cigarette paper and filters; (vi) engage in the creation, production and distribution of fertilizers, plant foods, pesticides or growing equipment to be used in the cultivation of cannabis or tobacco; or (vii) provide other products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services. A company is considered to be a “U.S. Cannabis Company” if it derives more than 50% of its revenue from the activity described in categories (i), (ii), (iii), or (vii) within the United States.

Same

Target MJ Fund	Acquiring MJ Fund

The Fund will only directly invest in companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not hold direct ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including United States (“U.S.”) federal and state laws. Because the Fund only holds securities of companies that are currently engaged exclusively in legal activities under applicable national and local laws, the Fund will not hold equity securities of any company that engages in the cultivation, production or distribution of marijuana or products derived from marijuana for medical or non-medical purposes in a particular country, including the United States, unless and until such time as the cultivation, production or distribution of medical or non-medical marijuana, as applicable, becomes legal under all local and national laws governing the company in such country.

Same

“Applicable national and local laws” refers to (i) controlled substance laws and regulations or (ii) food, drug, and cosmetics, or equivalent laws and regulations under whose jurisdiction the company is subject that govern the cultivation, production or distribution, for medical or non-medical purposes, of marijuana in a particular country. “Hemp” refers to cannabis plants with a tetrahydrocannabinol (“THC”) concentration of not more than 0.3% on a dry weight basis, as well as derivatives thereof, whereas “marijuana” refers to all other cannabis plants and derivatives thereof.

Same

The Pharmaceutical Companies produce, market or distribute drug products that use cannabinoids to create government approved drugs. Cannabinoids are extracts from the cannabis plant and include tetrahydrocannabinol, cannabidiol (“CBD”), dronabinol and nabilone. All Pharmaceutical Companies that are held by the Fund have the necessary permits and licenses to engage in lawful medical research using cannabinoids to produce government approved drugs, or to otherwise produce, market or distribute such drugs. This activity is distinct from the “medical marijuana” business, which refers to the use of the cannabis leaf, as opposed to specific extracts in pharmaceutical form, to alleviate the symptoms of injury or illness.

Same

As of the date of this prospectus, the Fund does not directly invest in companies that grow or distribute marijuana inside of the U.S. or any “medical marijuana” companies in the United States. The Fund may, however, hold securities of companies that have a business interest in the hemp and hemp-based products markets within the United States. If U.S. federal law changes in the future and these cannabis-related business activities become legal at the federal level, the Fund may begin directly investing in U.S. listed companies in the cannabis and hemp ecosystem in accordance with the Fund’s investment objective and principal investment strategy.

Same

Target MJ Fund	Acquiring MJ Fund

The initial universe of companies engaged in the above activities is determined based on proprietary research and analysis conducted by the Index Provider. The Index Provider uses a variety of publicly available resources for such analysis, including shareholder reports of issuers or the Bloomberg Terminal, to determine whether a company is engaged in one of the businesses described in categories (i)-(vii), above. The Index universe is then screened to eliminate the stocks that have a market capitalization of less than $200 million ($100 million for U.S. Cannabis Companies) or a three-month average daily trading value of less than $500,000 ($100,000 for U.S. Cannabis Companies). Additionally, component securities of the Index must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable for a U.S.-based fund.

The Index may also consist of U.S.-listed common stocks of Special Purpose Acquisitions Corporations (“SPACs”) that have been organized with the stated purpose of acquiring one or more operating businesses that would otherwise be eligible for inclusion in the Index (a SPAC-derived company). A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. If a SPAC that is included in the Index announces a Combination with an operating company that will be eligible for inclusion in the Index, the pre-Combination SPAC and, subsequently, the SPAC-derived company will continue to be included in the Index, so long as it continues to satisfy the remaining eligibility criteria. If the SPAC announces a Combination with a non-qualifying business, the SPAC will be removed from the Index at the time of the next Index reconstitution.

The Index is developed and owned by Prime Indexes (the “Index Provider”), and the Index is calculated and maintained by Solactive AG. The Index Provider is not affiliated with Solactive AG, the Fund, the Fund’s investment adviser, and the Fund’s distributor.

The Index is reconstituted and rebalanced quarterly. The companies in the Index are weighted using a proprietary weighting methodology that weights securities either by market capitalization or in equal amounts, depending on how heavily the issuer is engaged in the businesses described in categories (i) or (ii), above. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Target MJ Fund	Acquiring MJ Fund

The Fund will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index (the “80% Policy”). The Fund may invest up to 20% of its total assets in securities that are not in the Index to the extent that the Fund’s investment adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund may invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. The Fund may invest a significant portion of its assets in exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of component securities of the Index and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Index component companies without owning or taking physical custody of such security.

The Fund may pursue its investment objective by investing in an affiliated series of ETF Managers Trust, ETFMG U.S. Alternative Harvest ETF. ETF Managers Group, LLC, investment adviser to the Target MJ Fund, serves as the investment adviser to ETFMG U.S. Alternative Harvest ETF.

The Fund may invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. The Fund may invest a significant portion of its assets in exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of component securities of the Index and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Index component companies without owning or taking physical custody of such security. The Fund may pursue its investment objective by investing in affiliated series of Amplify ETF Trust, the Amplify Seymour Cannabis ETF and the Amplify U.S. Alternative Harvest ETF. Amplify Investments LLC, investment adviser to the Fund, serves as the investment adviser to the Amplify Seymour Cannabis ETF and Amplify U.S. Alternative Harvest ETF.

The Fund may pursue its investment objective by investing in affiliated series of Amplify ETF Trust, the Amplify Seymour Cannabis ETF and the Amplify U.S. Alternative Harvest ETF. Amplify Investments LLC, investment adviser to the Acquiring MJ Fund, serves as the investment adviser to the Amplify Seymour Cannabis ETF and Amplify U.S. Alternative Harvest ETF.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Same
Target MJUS Fund	Acquiring MJUS Fund
Investment Objective
The Fund seeks income and long-term growth of capital.	Same
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval.	Same
Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the “Cannabis Business” (as defined below) in the United States, and in derivatives that have economic characteristics similar to such securities.

Same

Target MJUS Fund	Acquiring MJUS Fund

The Cannabis Business is defined as: (i) cultivating, producing, marketing or distributing Cannabis, including industrial hemp (ii) producing, marketing or distributing products containing Cannabis-derived products, (iii) producing, processing, marketing, transporting or distributing prescription drugs, supplements, or food products that include Cannabis-derived products, or (iv) providing products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services. The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

The Fund is actively managed. In pursuing its investment objective, the Fund will invest in companies that generally are representative of the components of the Prime U.S. Alternative Harvest Index (the “Reference Index”) or in total return swaps intended to provide exposure to such companies. The Reference Index is comprised of equity securities of companies engaged in the Cannabis Business in the United States. Eligible companies are identified by Prime Indexes, an independent indexing company that is not affiliated with the Fund’s investment adviser, using a variety of publicly available resources, including financial statements and other reports published by issuers. The Reference Index universe is screened to eliminate stocks that have a market capitalization of less than $100 million or a three-month average daily trading value of less than $100,000. The Fund may use total return swaps for the purpose of achieving the approximate economic equivalent of a purchase of a security in the Reference Index when the Fund is not able to purchase such security directly because of administrative, legal or other restrictions. A total return swap for the purpose of achieving the approximate economic equivalent of a purchase or sale of a security means the counterparty would be obligated to pay the Fund a return based on the market price of the security and the Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate.

Same

Although the Fund generally provides exposure to the components of the Reference Index, the Fund is not an index tracking exchange-traded fund and the Fund will weight its investments in different proportions than their weightings within the Reference Index on the basis of considerations such as liquidity and costs associated with the total return swaps. In addition, the Fund is not required to invest in all of the components of the Reference Index and may invest in the stocks of companies in the Cannabis Business that are not included in the Reference Index or in total return swaps intended to provide exposure to companies not included in the Reference Index. The Fund’s investment adviser, subject to the oversight of the Trust’s

Same

Target MJUS Fund	Acquiring MJUS Fund

Board of Trustees (the “Board”), has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies. The Fund will not change the 80% investment policy included in its principal investment strategy without providing at least 60 days’ written notice to shareholders.

The Fund may also invest in U.S.-listed common stocks of Special Purpose Acquisitions Corporations (“SPACs”) that have been organized with the stated purpose of acquiring one or more operating businesses that engage in Cannabis Business (a SPAC-derived company). A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. If a SPAC that is included in the Fund’s portfolio announces a Combination with an operating company that is engaged in the Cannabis Business, the pre-Combination SPAC and, subsequently, the SPAC-derived company may be included in the Fund’s portfolio, so long as it continues to satisfy the remaining eligibility criteria. If the SPAC announces a Combination with a non-qualifying business, the SPAC will be removed from the Fund as promptly as practicable following the determination being made.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

Same
Industry Concentration: The Fund will concentrate at least 25% of its investments in the Pharmaceuticals industry and Equity Real Estate Investment Trusts (REITs) industry groups.

The Fund will not concentrate its investments in securities (i.e., invest more than 25% of the value of its total assets) except that the Fund will concentrate in the securities of issuers in the cannabis industry.

Target SILJ Fund	Acquiring SILJ Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return of the Prime Junior Silver Miners & Explorers Index (the “Index”).	The Fund seeks to provide investment results that, before fees and expenses, correlate generally to the total return of the Nasdaq Metals Focus Silver Miners Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

Target SILJ Fund	Acquiring SILJ Fund

The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of small-capitalization companies actively engaged in silver refining, mining, or exploration (“Junior Silver Companies”). “Junior” is a term used in reference to small capitalization exploration companies. Junior Silver Companies include pure play companies that generate more than 50% of their revenue from silver mining activities and non-pure play companies that generate 50% or less of their revenue from silver mining activities. The stocks are weighted according to a modified market capitalization that is based upon the percentage of company revenues generated from silver mining activities such that, when weighting Junior Silver Companies, the market cap of a pure play company is multiplied by a factor of three and the market cap of a non-pure play company is multiplied by a factor of one. The five stocks with the highest adjusted market capitalization are assigned a weight of 13%, 11%, 9%, 7%, and 5% respectively with all remaining stocks weighted pro rata based on their relative adjusted market capitalization, subject to a cap of 4.5%. The securities of each company in the Index must also be listed on a securities exchange.

The initial universe of Junior Silver Companies is determined based on proprietary research and analysis conducted by Prime Indexes, (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Junior Silver Company.

The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to that of a Junior Silver Company, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the junior silver industry).

The Fund invests 80% of its net assets (including borrowings for investment purposes) in securities that comprise the Index. The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of silver companies, subject to the market capitalization screen as describe below. All securities are assigned to an individual category by Metals Focus, an independent precious metals research consultancy. These categories include Project Development, Silver Mining, Streaming, Diversified Mining, Gold Mining, Zinc Mining, and Copper Mining. Silver Companies include companies that derive a majority of their revenues from silver mining, have a significant market share of global silver production, or are principally engaged in exploration and development activities related to new silver production as defined by Metal Focus.

Securities are then screened as of the Reconstitution Reference Date (defined below) for investability to determine initial inclusion (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a minimum three minimum three-month average daily dollar trading volume of $10,000, and subject to the market capitalization weightings described below.

Target SILJ Fund	Acquiring SILJ Fund

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

Junior Silver Companies are then screened as of the Selection Date for investibility to determine initial inclusion (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a maximum market capitalization of $3 billion, and an operating company structure (as opposed to a pass-through security). The Index Provider may include companies in the Index with a market capitalization within 5% of the above thresholds as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.

The Index is rebalanced quarterly in February, May, August and November in connection with the Index’s reconstitution. The Reconstitution Reference Date is either the last trading day of April or October.

The weightings of the constituents of the Index are further modified in that the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Further, the cumulative weight of all components with a market capitalization of less than US $100 million may not in the aggregate account for more than 10% of the weight of the Index as of the Selection Day.

Weighting.    A theme-adjusted free float market value is calculated for each Index constituent as the product of the constituent’s free float market capitalization and its silver revenue, as defined by Metals Focus. Each Index constituent’s weight is determined by dividing its theme-adjusted free float market value by the aggregate theme-adjusted free float market value of all Index constituents.

Index constituents are then grouped based on their market capitalization at the time of the Reconstitution Reference Date. Group 1 constituents are those that have a full market capitalization in the 90th percentile of the portfolio. Group 2 constituents consist of all other securities. The aggregate weight of Group 1 securities cannot exceed 10% of the total portfolio weight.

The Fund invests at least 80% of its total assets in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Same

Target SILJ Fund	Acquiring SILJ Fund
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Concentration Policy.    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is concentrated in the silver mining industries.

Target AIEQ Fund	Acquiring AIEQ Fund
Investment Objective
The Fund seeks capital appreciation.	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the AI Powered Equity Index (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same
Principal Investment Strategies

The Fund is actively managed and invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model (the “EquBot Model”) developed by EquBot Inc. (“EquBot”) that runs on the IBM Watson™ platform. EquBot, the Fund’s sub-adviser, is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses. As an IBM Global Entrepreneur company, EquBot leverages IBM’s Watson AI to conduct an objective, fundamental analysis of U.S. domiciled common stocks, including Special Purpose Acquisitions Corporations (“SPAC”), and real estate investment trusts (“REITs”) based on up to ten years of historical data and apply that analysis to recent economic and news data. A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies (each a SPAC-derived company).

Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 200 companies with the greatest potential over the next twelve months for appreciation and their corresponding weights, targeting a maximum risk adjusted return versus the broader U.S. equity market. The Fund may invest in the securities of companies of any market capitalization. The EquBot model recommends a weight for each company based on its potential for appreciation and correlation to the other companies in the Fund’s portfolio. If a SPAC that is selected for investment by the Fund announces a Combination with

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index invests primarily in equity securities listed on the iShares Core S&P Total US Stock Market ETF (“Index Universe”) based on the results of a proprietary, quantitative model developed by EquBot Inc. (“EquBot”) (the “Index Provider”) that runs on the IBM Watson™ platform. EquBot is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses. EquBot uses AI to conduct an objective, fundamental analysis of U.S. domiciled common stocks, including Special Purpose Acquisitions Corporations (“SPAC”), and real estate investment trusts (“REITs”) based on up to ten years of historical data and apply that analysis to recent economic and news data. A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies (each a SPAC-derived company). The iShares Core S&P Total US Stock Market ETF seeks to track the investment results, on a float-adjusted market basis, of a broad-based index composed of all U.S. common equities listed on the New York Stock Exchange (NYSE) (including NYSE Arca, Inc. and NYSE American), the Nasdaq Global Select Market, the Nasdaq Select Market, the Nasdaq Capital Market, Cboe BXZ, Cboe BYX, Cboe EDGA and Cboe EDGX.

Target AIEQ Fund	Acquiring AIEQ Fund

an operating company, the pre-Combination SPAC and, subsequently, the SPAC-derived company will be screened for investment and may continue to be held by the Fund so long as it continues to meet the requirements of the EquBot Model. If the SPAC announces a Combination with a business which does not meet the criteria of the EquBot Model, the SPAC will be removed from the Fund as promptly as practicable following the determination being made. The EquBot model limits the weight of any individual company to 10%. At times, a significant portion of the Fund’s assets may consist of cash and cash equivalents.

IBM’s Watson AI is a computing platform capable of answering natural language questions by connecting large amounts of data, both structured (e.g., spreadsheets) and unstructured (e.g., news articles), and learning from each analysis it conducts (e.g., by recognizing patterns) to produce a more accurate answer with each subsequent question.

The Fund’s investment adviser utilizes the recommendations of the EquBot Model to decide which securities to purchase and sell, while complying with the Investment Company Act of 1940 (the “1940 Act”) and its rules and regulations. The Fund’s sub-adviser anticipates primarily making purchase and sale decisions based on information from the EquBot Model. Additionally, the model will systematically take into consideration the tax treatment of a particular transaction or series of transactions and liquidity or other constraints relating to trading a security selected pursuant to the EquBot Model. The Fund may frequently and actively purchase and sell securities.

Four business days before the last business day of each month, the Index Provider uses an AI forecast to rank a subset of companies in the Index Universe to create a portfolio with the highest forecasted return (based on each company’s expected price change over a one month horizon, relative to its current price). The Index, based upon the EquBot model, ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 200 companies with the greatest potential over the next twelve months for appreciation, targeting a maximum risk adjusted return versus the broader U.S. equity market. The Index assigns weights for each company based on its potential for appreciation and correlation to the other companies in the Fund’s portfolio. The Index may invest in the securities of companies of any market capitalization. The Index Provider then chooses securities based on its AI forecasted rankings, subject to the following constraints: (i) the Index limits the weight of any individual company to 10%, (ii) the weight of any one industry (including SPACs or REITs) cannot exceed 25%, and (iii) 80% of the Index must be in equity securities. At times, a significant portion of the Fund’s assets may consist of cash and cash equivalents.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

The Index was initially created by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated and maintained by Solactive AG, which is not affiliated with the Fund, Amplify, Toroso, or the Index Provider.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries.

Target ETHO Fund	Acquiring ETHO Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Etho Climate Leadership Index — US (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Etho Climate Leadership Index — US (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Same

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Fund will invest at least 80% of its total assets in the component securities of the Index. As a result, under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact (the “80% Policy”).

Same

The Etho Climate Leadership Index — US

The Index was created by Etho Capital, LLC (the “Index Provider”) and tracks the performance of the equity securities of a diversified set of U.S. companies that are leaders in their industry with respect to their carbon impact. “Carbon impact” is calculated based on the total greenhouse gas (“GHG”) emissions from a company’s operations, fuel use, supply chain and business activities, divided by the company’s market capitalization. The Index primarily includes each company with a carbon impact at least 50% better (i.e., lower) than the average carbon impact for a given company’s industry (“Carbon Leaders”). The Index generally excludes companies in industries or sub-industries or specific companies that are broadly associated with negative environmental, social, or corporate governance (“ESG”) profiles, as described below. The Index Provider created the Index to seek to identify a diverse portfolio of companies with a carbon impact at least 50% better than commonly used broad-based securities indices.

Same

Target ETHO Fund	Acquiring ETHO Fund

Construction of the Index begins with the universe of U.S. companies with a minimum market capitalization of $100 million. “U.S. companies” are defined as companies whose equity securities are principally listed and traded on a U.S. securities exchange and who either have their headquarters located in the U.S. or who derive at least 30% of their revenues from sales in the U.S. The carbon impact of each such company and its industry average is calculated by the Index Provider based on proprietary and third-party data. The universe of U.S.-listed companies is then screened by the Index Provider to include only companies that are Carbon Leaders.

Same

The Index universe is further screened to generally exclude (i) all companies in the fossil fuel energy sector, (ii) all companies in the tobacco industry, the aerospace and defense industry that produce weapons, and (iii) all companies in the gambling, gold and silver sub-industries. Additionally, the Index excludes certain companies generally considered by certain non-governmental organizations (“NGOs”) as having a negative environmental sustainability impact (e.g., due to deforestation activities) and includes certain companies identified by the Index Provider whose products produce sufficient downstream sustainability benefits to outweigh the companies’ exclusion based on the above criteria (e.g., solar panel manufacturers).

Same

The Index is reconstituted annually in April. At the time of each reconstitution, the companies in the Index are equal weighted. The Index is calculated and maintained by Solactive AG, which is independent of the Index Provider, the Fund, its adviser, and distributor.

Same

The Index is not limited to a minimum or maximum number of constituents; rather, it includes all companies meeting the eligibility criteria for inclusion in the Index. The Index may include companies of any market capitalization, including small capitalization companies, subject to the previously referenced minimum market capitalization of $100 million. The Index Provider anticipates that the Index will generally include between 250 and 450 companies.

Same

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Same

Target AWAY Fund	Acquiring AWAY Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).	The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
The Fund’s investment objective has been adopted as a non- fundamental investment policy and may be changed without shareholder approval.	Same
Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued other than those indicated in the Index.

Same

The Fund will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Same

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

The Fund invests at least 80% of its nets assets (plus borrowings for investment purposes) in the component securities of the Index and in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) based on the component securities in the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that Amplify Investments LLC (the “Adviser”) believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

Prime Travel Technology Index NTR

The Index tracks the performance of globally exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that are engaged in “Travel Technology Business” which is defined as providing technology, via the internet and internet-connected devices such as mobile phones, to facilitate the following activities: travel bookings and reservations, ride sharing and hailing, travel price comparison, and travel advice. Companies with products and services that are primarily engaged in any of the categories of Travel Technology Business are collectively called “Travel Technology Companies.”

Same

Target AWAY Fund	Acquiring AWAY Fund

The companies included in the Index are identified by Prime Indexes (the “Index Provider”). The Index Provider determines whether a company is a Travel Technology Company based on its assessment of: i) descriptions of a company’s primary business activities in its regulatory filings (e.g., annual reports, financial statements and other public filings), investor presentations, as well as third-party industry research, reports, and analyses; and ii) if a company derives more than 50% of its revenue from Travel Technology Business. The Index Provider screens candidate companies for the Travel Technology Index for investability based on i) must be an equity security of an operating company or an ADR of an operating company; ii) must have a minimum market capitalization of $150 million; iii) must have an average daily trading volume of $250,000 or greater; and iv) must be on an exchange in a country that does not employ restrictions on foreign capital investment.

Same

The Index has a quarterly review in March, June, September, and December of each year upon which the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (also known as the “Selection Day”). Component changes are implemented as of the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.

Same

At the time of each reconstitution, the companies in the Index are weighted using a proprietary weighting methodology (the “Methodology”) that weights the securities based on market capitalization and average daily value traded. The larger and more frequently traded companies, based on the Methodology, will receive a higher score compared to smaller and less frequently traded companies.

Same

The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG (the “Calculation Agent”). The Index Provider is independent of the Calculation Agent, the Fund, and the Fund’s investment adviser.

Same
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.	Same

Industry Concentration:    The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Concentration Policy.    The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

The Target Funds and the Acquiring Funds have substantially similar distribution procedures and exchange rights and redemption procedures. See “Comparison of Forms of Organization and Shareholder Rights — Shares” and “Purchase and Redemption of Shares in Creation Units” below for more information.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in each Acquiring Fund and its corresponding Target Fund are substantially similar, as their investment policies and the investment strategies are substantially similar. Because each Target Fund and its corresponding Acquiring Fund have similar investment policies and strategies, they are, except as described below, subject to the same principal risks. However, as the Target IVES Fund, the Target HACK Fund, the Target AIEQ Fund, the Target ETHO Fund and the Target AWAY Fund are all “diversified” while the Acquiring IVES Fund, the Acquiring HACK Fund, the Acquiring AIEQ Fund, the Acquiring ETHO Fund and the Acquiring AWAY Fund are all “non-diversified,” the Acquiring IVES Fund, the Acquiring HACK Fund, the Acquiring AIEQ Fund, the Acquiring ETHO Fund and the Acquiring AWAY Fund are all also subject to the “Non-Diversification Risk.” Additionally, because the Acquiring AIEQ Fund is an index tracking fund while the AIEQ Target Fund in actively managed, the Acquiring AIEQ Fund is also subject to the “Passive Investment Risk” and “Tacking Error Risk.”

Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears. The Funds to which each risk is applicable are indicated below. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Cannabis Industry Risk (with respect the Target MJUS Fund and the Acquiring MJUS Fund).    Companies involved in the cannabis industry face competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of cannabis is illegal under U.S. federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Cash and Cash Equivalents Risk (with respect to the Target AIEQ Fund and Acquiring AIEQ Fund):    Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Cloud Technology Company Risk (with respect to the Target IVES Fund and Acquiring IVES Fund):    Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Technology Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Technology Companies.

Concentration Risk (with respect to the Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target MJ Fund, Target SILJ Fund, Target ETHO Fund, Target AWAY Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring MJ Fund, Acquiring SILJ Fund, Acquiring ETHO Fund and Acquiring AWAY Fund):    The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Consumer Staples Sector Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ Fund and Acquiring MJUS Fund):    The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Cyber Security Companies Risk (with respect to the Target HACK Fund and Acquiring HACK Fund):    Companies in the cyber security field, including companies in the Cyber Defense Architecture Providers and Cyber Defense Application Providers sectors, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cyber security companies may have limited product lines, markets, financial resources or personnel. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cyber security field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Equity Market Risk (with respect to all of the Funds):    The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ESG Risk (with respect to the Target ETHO Fund and Acquiring ETHO Fund):    Because the Fund generally does not invest in (i) companies in the energy sector, (ii) companies in the tobacco, aerospace and defense industries, and (iii) companies in the gambling, gold and silver sub-industries, the Fund may underperform the broader equity market to the extent that such companies have above-average performance.

ETF Risks:

Absence of an Active Market (with respect to all of the Funds):    Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration (with respect to all of the Funds):    The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions (with respect to Target IVES Fund, Target MJUS Fund, Target ETHO Fund, Acquiring IVES Fund, Acquiring MJUS Fund and Acquiring ETHO Fund):    The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless the costs are offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares (with respect to all of the Funds):    Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV (with respect to all of the Funds):    The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Market Trading (with respect to all of the Funds):    An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues (with respect to all of the Funds):    Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Foreign Investment Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Emerging Markets Securities Risk (with respect to the Target GAMR Fund, Target HACK Fund, Target IVES Fund, Target IPAY Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring HACK Fund, Acquiring IVES Fund, Acquiring IPAY Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Foreign Market and Trading Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund): The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, and Acquiring AWAY Fund):    The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Privatization Risk (with respect to the Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Target AWAY Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk (with respect to the Target HACK Fund, Target GERM Fund, Target SILJ Fund, Acquiring HACK Fund, Acquiring GERM Fund and Acquiring SILJ Fund):    The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk (with respect to the Target GAMR Fund, Target IVES Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring IVES Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Canada-Specific Risk (with respect to the Target SILJ Fund and Acquiring SILJ Fund):    Because investments in the Silver Exploration & Production sub-industry may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

China and Hong Kong Investment Risk (with respect to the Target IVES Fund and Acquiring IVES Fund):    Investments in the securities of Chinese issuers that trade on an exchange in Hong Kong subject the Fund to risks specific to China and Hong Kong. China and Hong Kong may be subject to considerable degrees of economic, political and social instability. China and Hong Kong are developing markets and demonstrate significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and is expanding the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets.

Japan Investment Risk (with respect to the Target GAMR Fund, Target IVES Fund, Acquiring GAMR and Acquiring IVES Fund):    To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Risks Related to Investing in Western Europe (with respect to the Target AWAY Fund and Acquiring AWAY Fund):    Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (“UK”) to exit the EU. On January 31, 2020, the UK officially withdrew from the EU and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post transition framework. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

The risk of investments in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022. Various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

Health Care Companies Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ and Acquiring MJUS Fund):    Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Biotechnology Company Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ and Acquiring MJUS Fund):    A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Pharmaceutical Company Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ and Acquiring MJUS Fund):    Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Index Provider Risk (with respect to all of the Funds Funds except the Target MJUS Fund and Acquiring MJUS Fund):    The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of its underlying index, as published by the index provider. There is no assurance that the index provider will compile the index accurately, or that the index will be determined, composed or calculated accurately. The composition of the index is heavily dependent on information and data supplied by third parties over which the Amplify has no or limited ability to oversee. While the index provider gives descriptions of what the index is designed to achieve, the index provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its index will be in line with its methodology. Because of this, if the composition of the index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in index data, index computation and/or index construction and could have an adverse effect on the Fund’s performance.

Israeli Companies Risk (with respect to the Target ITEQ Fund and Acquiring ITEQ Fund):    Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Israel’s relations with the Palestinian Authority and certain neighboring countries such as Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy. In addition, U.S.-designated terrorist groups such as Hezbollah and Hamas operate in close proximity to Israel’s borders, and frequently threaten Israel with attack. Furthermore, Israel’s economy is heavily dependent on trade relationships with key counterparties around the world, specifically the United States and European Union countries. Any reduction in these trade flows may have an adverse impact on the Fund’s investments.

Israel has experienced a history of hostile relations with several countries in the Middle East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share prices of companies based in or having significant operations in Israel.

Management Risk Risk (with respect to the Target MJUS Fund, Target AIEQ Fund, and Acquiring MJUS Fund):    While the Fund is not actively managed, the Fund is subject to the risks associated with decisions made by the Fund’s investment adviser if the Fund utilizes a representative sampling strategy or to the extent the Fund’s investment adviser makes decisions regarding the investment of collateral from securities on loan.

Mobile Payment Companies Risk (with respect to the Target IPAY Fund and Acquiring IPAY Fund):    Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies.

Natural Disaster/Epidemic Risk (with respect to all of the Funds):    Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

New Fund Risk (with respect to the Target MJUS Fund and Acquiring MJUS Fund):    The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Cannabis Related Business Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ Fund and Acquiring MJUS Fund):    Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in the principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Non-Diversification Risk (with respect to all of the Funds except the Target IVES Fund, the Target HACK Fund, the Target AIEQ Fund, the Target ETHO Fund and the Target AWAY Fund):    Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Non-U.S. Regulatory Risks of the Marijuana Industry (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ Fund and Acquiring MJUS Fund):    The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational Risks of the Marijuana Industry (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ Fund and Acquiring MJUS Fund):    Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Other Investment Companies Risk (with respect to the Target MJ Fund and Acquiring MJ Fund):    The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Passive Investment Risk (with respect to all of the Funds except the Target MJUS Fund, the Target AIEQ Fund and the Acquiring MJUS Fund):    The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Portfolio Turnover Risk (with respect to the Target AIEQ Fund and the Acquiring AIEQ Fund):    The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

REIT Investment Risk (with respect to the Target AIEQ Fund and the Acquiring AIEQ Fund):    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Risks Associated with Investments in SPACs (with respect to the Target AIEQ Fund and Acquiring AIEQ Fund):    The Fund invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Because the SPACs included in the Index will be designed to pursue acquisitions only within certain industries or regions, their stock prices may experience greater volatility than stocks of other SPACs.

Risks Associated with SPAC-Derived Companies (with respect to the Target AIEQ Fund and Acquiring AIEQ Fund):    The Fund invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks in which the Fund invests may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Risks Related to Investing in Canada (with respect to the Target MJ Fund and Acquiring MJ Fund):    Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.

Sector Risk (with respect to the Target MJ Fund, Target MJUS Fund, Target AIEQ Fund, Target AWAY Fund, Acquiring MJ Fund, Acquiring MJUS Fund, Acquiring AIEQ Fund and Acquiring AWAY Fund):    To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Security Issuer Risk (with respect to all of the Funds):    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Silver Exploration and Production Industry Concentration Risk (with respect to the Target SILJ Fund and Acquiring SILJ Fund):    The Fund concentrates its assets in an industry or group of related industries to the extent that the Index is so concentrated. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Smaller Companies Risk (with respect to all of the Funds):    The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

South Korea Investment Risk (with respect to the Target GAMR Fund and Acquiring GAMR Fund):    Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors may have an adverse effect on the South Korean economy.

Swap Risk (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ Fund and Acquiring MJUS Fund):    The Fund may invest in ETFs that may invest in swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if an ETF enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the ETF may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the ETF’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the ETF will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the ETF worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the ETF may achieve with them.

Tax Risk (with respect to the Target GAMR Fund, Target HACK Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target MJUS Fund, Target SILJ Fund, Target AWAY Fund, Acquiring GAMR Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund, Acquiring MJUS Fund, Acquiring SILJ Fund and Acquiring AWAY Fund):    To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Code. In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than

25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk (with respect to the Target IVES Fund, Target HACK Fund, Target IPAY Fund, Target ITEQ Fund, Target AWAY Fund, Acquiring IVES Fund, Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring ITEQ Fund and Acquiring AWAY Fund):    Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk (with respect to all of the Funds except the Target MJUS Fund, Target AIEQ Fund and the Acquiring MJUS Fund):    The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Treatment Companies and Testing Companies Risk (with respect to the Target GERM Fund and Acquiring GERM Fund):    Treatment Companies and Testing Companies are involved in discovering, developing and commercializing novel drugs or tests with significant market potential. These companies face challenges including pre-clinical testing and clinical trial stages of development. Clinical trials may be delayed and certain programs may never advance in the clinic or may be more costly to conduct than anticipated. Such companies may be dependent on their ability to secure significant funding for research, development, and commercialization of therapeutics, vaccines, tests, and other health care products or services. If there are delays in obtaining required regulatory and marketing approvals for products, the ability of such companies to generate revenue may be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability to impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, such companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping.

United States Regulatory Risks of CBD and Hemp (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ and Acquiring MJUS Fund):    The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.

United States Regulatory Risks of the Marijuana Industry (with respect to the Target MJ Fund, Target MJUS Fund, Acquiring MJ and Acquiring MJUS Fund):    The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal, step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes and, in the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, begin using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions by the DOJ could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Valuation Risk (with respect to the Target GAMR Fund, Target IPAY Fund, Target GERM Fund, Target ITEQ Fund, Target MJ Fund, Target SILJ Fund, Acquiring GAMR Fund, Acquiring IPAY Fund, Acquiring GERM Fund, Acquiring ITEQ Fund, Acquiring MJ Fund and Acquiring SILJ Fund):    The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Video Gaming Companies Risk (with respect to the Target GAMR Fund and Acquiring GAMR Fund):    Video Gaming Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of Video Gaming Companies.

Fund Performance and Portfolio Turnover

The Acquiring Funds will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Funds will adopt the performance history of the Target Funds. For the performance history and portfolio turnover rates for the Target Funds see the the Prospectus of the Target Funds, dated January 31, 2023.

Portfolio Holdings Information

Information about the Target Funds’ daily portfolio holdings is available at www.etfmg.com. A complete description of the Target Funds’ policies and procedures with respect to the disclosure of the Target Funds’ portfolio holdings is available in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Funds’ daily portfolio holdings will be available at www.amplifyetfs.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Funds’ policies and procedures with respect to the disclosure of the Acquiring Funds’ portfolio holdings is included in the Proxy Statement SAI.

Reasons for the Proposed Reorganizations

Amplify and ETFMG entered into an Asset Purchase Agreement in order to effect the Reorganizations because they believe that the synergies that exist between the two organizations make reorganizing each Target Fund into its respective Acquiring Fund a compelling proposition. ETFMG is seeking to exit the investment advisory business and the similar investment style and objectives of each organization’s respective funds are complementary and led ETFMG to believe that transitioning Target Fund shareholders into the Acquiring Funds would benefit such shareholders. ETFMG also believes that Amplify’s financial strength will allow Amplify to support the Acquiring Funds following the Reorganizations. Amplify believes that by having the Target Funds in the same trust entity as its other ETFs, the Target Funds will be able to benefit from economies of scale and Amplify will be in a better position to market and brand its ETF business. Amplify’s plan for each Fund is to retain the current strategy in hopes of continuing the momentum built with respect to performance and positive market reception for each Fund, as well as to enhance the attractiveness of the offerings to retail and institutional distribution platforms.

By the terms of the Asset Purchase Agreement, Amplify will own substantially all of the assets related to ETFMG’s business of providing investment advisory and investment management services to the Target Funds and other clients, including the books and records relating to the Target Funds and the investment performance of each Target Fund.

Board Considerations

The ETF Managers Board considered the Reorganizations at meetings held on July 12 and July 14, 2023. The ETF Managers Board evaluated the terms of the Plan, each Fund’s investment objective and strategies, the implications of a change in certain indexes, the direct and indirect expenses relating to the Reorganizations, each Fund’s fees and expenses (including the total annual fund operating expense ratio and the Rule 12b-1 fee that has been approved by the Board of Amplify Trust but is not expected to be implemented upon the commencement of operations of the Acquiring Funds), the experience and expertise of the Acquiring Funds’ investment adviser and sub-advisers, federal income tax consequences of the Reorganizations, and possible alternatives to the Reorganizations. The Independent Trustees determined that each Reorganization is in the best interests of the applicable Target Fund and its shareholders and approved the Reorganizations and the Plan subject to shareholder approval.

In advance of the July 12 and July 14, 2023 Board meetings, the Independent Trustees of the ETF Managers Board submitted a comprehensive questionnaire and supplemental questions to Amplify, Penserra and Toroso. They also met via teleconference with representatives of Amplify and ETFMG to receive additional information about each Reorganization and to ask and receive responses to questions, including with respect to the transition to different indexes, in the case of certain Funds, and the transition from an active to passive strategy for another. In addition, the Independent Trustees had a teleconference with the Lead Independent Trustee of the Amplify Trust Board to ask and receive responses to questions about the operations of Amplify and the operations and governance of the Amplify Trust.

Prior to the Board’s meetings, the Independent Trustees requested and received additional information from Amplify relating to particular aspects of the proposed transaction. Based on a comprehensive evaluation of all of the information provided, the Independent Trustees approved each Reorganization.

At the meeting on July 14, the Independent Trustees further determined to present the proposed transaction to shareholders and recommend shareholders vote for its approval. During its review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the Reorganizations, its determinations with respect to the Reorganizations were made on a fund-by-fund basis. The Independent Trustees considered the following factors, among others, in its evaluation of the Reorganizations:

The Terms and Conditions of the Reorganizations.    The Trustees considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Funds will be in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of the liabilities of the Target Funds as set forth in the Plan. They also took note of the fact that no commissions or other direct transactional fees would be imposed on the Target Funds’ shareholders in connection with the Reorganizations, and evaluated the steps that Amplify, Penserra and Toroso planned to take to mitigate the potential for commissions or other direct transactional fees, as well as indirect costs associated with realigning each Target Fund’s portfolio following each Reorganization to track the index of its corresponding Acquiring Fund and to convert the one active Target Fund to a tracking portfolio. In addition, the Trustees noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganizations. The Trustees also noted that the value of the Target Funds’ assets to be acquired and the amount of their liabilities to be assumed by the Acquiring Funds and the NAV of a share of a Target Fund will be determined in accordance with the valuation methodologies described in each Target Fund’s Prospectus and SAI, as may be supplemented. As a result, the Independent Trustees noted that the interests of the Target Funds’ shareholders would not be diluted as a result of a Reorganization. They also noted that each Reorganization would be submitted to the Target Funds’ shareholders for approval.

Similar Investment Objective and Investment Strategies.    The Trustees considered that the investment objectives of the Acquiring Funds are similar, and the investment strategies of the Acquiring Funds are similar, to those of the Target Funds. As part of this transaction, the Trustees evaluated the proposed change to the indexes for certain Target Funds. It considered information about the proposed indexes, including their index methodologies, implied liquidity, thematic purity, and relative performance. The Trustees received additional information about strategies the sub-advisers would utilize to minimize the indirect costs associated with the transition to the new indices, including the use of custom baskets, as well as the time that may be needed to effect the changes in the portfolios to track the new indexes. Finally, the Trustees took note of regulatory provisions that enable portfolio managers to more effectively address trading challenges that can surface during an ETF index rebalance period, all of which informed its consideration of the proposed index changes.

Reputation, Financial Strength, and Resources of Amplify.    The Independent Trustees considered information provided with respect to the reputation, financial strength and resources of Amplify. In evaluating the resources of Amplify and the rationale for the Reorganizations, the Trustees also considered that Amplify is an ETF provider managing 15 ETFs with over $4.4 billion in assets under management as of June 30, 2023, and that its key personnel have significant experience providing investment advisory services to ETFs. The Trustees further considered the impact of significant financial support offered by Samsung Asset Management, an investor in Amplify, and enhancements made by Amplify to its staffing and senior management as it has grown. They further noted the strength of its compliance program and investment performance, as well as the effectiveness of Amplify’s business continuity plan.

Continuity of Certain Key Fund Services.    The Independent Trustees considered that the Reorganizations will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Trustees determined that the continuity of those functions following the Reorganizations mitigates operational risks that might otherwise surface.

Expenses Relating to Reorganizations.    The Trustees considered that the Target Funds’ shareholders will not incur any direct expenses in connection with the Reorganizations. All direct expenses relating to the proposed Reorganizations, whether or not consummated, will be shared equally (except as otherwise agreed) by Amplify and ETFMG, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the Proxy Statement, and the cost of copying, printing, and mailing proxy materials. The Trustees further considered that, promptly after the close of the Reorganization of each Target Fund, Amplify anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of the Acquiring Funds as necessary to replicate the holdings of the proposed new indexes for certain funds. The Trustees evaluated the expense to be borne by the Acquiring Funds and, indirectly its shareholders, of this repositioning along with any indirect costs, such as market impact costs. The Trustees evaluated Amplify’s, Penserra’s and Toroso’s plans to mitigate any such costs. The Trustees acknowledged that it is not possible to ascertain in advance any indirect costs associated with index rebalances and, while they could be significant, Amplify and the sub-advisers have developed strategies, and possess the requisite securities trading expertise, to mitigate any such costs.

Potential Conflicts of Interest.    The Independent Trustees considered that ETFMG faced certain conflicts of interest in recommending ETF Managers Board approval of the Reorganizations, including that ETFMG would be compensated upon the successful completion of each Reorganization for the sale of assets related to the operation of the Funds, pursuant to the terms of the Asset Purchase Agreement. Additionally, the ETF Managers Board considered other financial benefits that ETFMG would receive from approval of the Reorganizations, including that ETFMG would no longer be required to pay Target Fund expenses and the assistance that it would receive in paying obligations arising from an adverse civil judgement. The Independent Trustees also received disclosure from Amplify concerning certain conflicts related to the Reorganizations, including that the index provider for three of the Target Funds would be changed to a party to which ETFMG has liabilities that Amplify will assume. The ETF Managers Board further considered that the purchase agreement provided that the Reorganizations would meet the requirements of Section 15(f) of the 1940 Act, including that no “unfair burden” (as defined therein) would be imposed on the Funds, and that at least 75% of the Amplify Trust Board would be independent of both Amplify and ETFMG for a period of three years after completion of the Reorganizations.

Relative Expense Ratios.    The Trustees reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds — Fees and Expenses” section above) and considered that Amplify has proposed management fees that are the same as those of the Target Funds and, as a result, the estimated total annual fund operating expense ratios for the shares of the Acquiring Funds are the same as those of the Target Funds.

Distribution; Distribution and Service Fees.    The Trustees considered the distribution capabilities of Foreside Distributors, LLC and its commitment to distribute the shares of the Acquiring Funds. The Trustees further considered that, like the Target Funds, the Acquiring Funds have adopted a 12b-1 Plan under which each Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the Amplify Trust Board has not currently approved any payments under the 12b-1 Plan. The Trustees further noted that the Amplify Trust Board will consider the approval of any future commencement of payments under the 12b-1 Plan.

Compliance.    The Independent Trustees had an opportunity to review information provided by Amplify Trust with respect to its compliance policies and procedures and risk programs. The adviser and sub-advisers provided further details of their respective compliance programs in response to the questionnaire completed by each. In addition, Amplify, Toroso, Penserra and Amplify Trust responded to questions about the occurrence and status of regulatory examinations within the past two calendar years.

Federal Income Tax Consequences.    The Trustees considered that each Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of the Target Funds are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Funds in the Reorganizations.

Governance.    The Independent Trustees considered information regarding the governance of Amplify Trust and its oversight by the trustees of the Amplify Trust Board. They met with the Lead Independent Trustee of the Amplify Trust Board and asked and received responses regarding matters concerning the Amplify Trust Board, including, among others, the experience and expertise of the members of the Amplify Trust Board, the composition and committee structure of the Amplify Trust Board, and the Amplify Trust Board’s oversight processes with respect to fund expenses, performance, and compliance.

Other Alternatives.    The Independent Trustees considered alternatives to the Reorganizations that were identified by ETFMG and the officers of ETF Managers Trust and discussed with counsel. After considering the merits and viability of these other alternatives, the Trustees agreed with the assessment that the possible alternatives were less desirable for shareholders than the Reorganizations.

Based on the foregoing, the Independent Trustees determined that the Reorganizations are the best alternative for the Target Funds at this time and is in the best interests of the Target Funds and their shareholders. The Trustees approved the Reorganizations, subject to approval by shareholders of the Target Funds and the solicitation of the shareholders of the Target Funds to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Management

Board of Trustees

Overall responsibility for oversight of ETF Managers Trust rests with its Board. The ETF Managers Board is responsible for overseeing ETFMG and other service providers in the operations of ETF Managers Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and ETF Managers Trust’s governing documents. ETF Managers Trust currently has two Trustees, both of whom are not “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of ETF Managers Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement.

The business and affairs of the Amplify Trust are managed by its officers under the oversight of its Board of Trustees (the “Amplify Trust Board”). The Amplify Trust Board sets broad policies for the Amplify Trust and may appoint the Amplify Trust’s officers. The Amplify Trust Board oversees the performance of Amplify and the Amplify Trust’s other service providers. The Amplify Trust currently has five Trustees, two of whom are an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of the Amplify Trust, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.

Investment Advisers

ETF Managers Group (“ETFMG”), located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Funds. ETFMG administers the affairs of the Target Funds, subject to the oversight of ETF Managers Trust’s Board of Trustees.

Amplify Investments LLC (“Amplify”), located at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, is an investment adviser registered with the SEC and serves as the investment adviser to the Acquiring Funds. Amplify is responsible for overseeing the management and business affairs of the Acquiring Funds and has discretion to purchase and sell securities in accordance with the Acquiring Funds’ investment objectives, policies, and restrictions, subject to the oversight of the Amplify Trust Board of Trustees.

Investment Sub-Advisers

EquBot LLC (“EquBot”), the sub-adviser to the Target AIEQ, is a Delaware limited liability company located at 450 Townsend Street, San Francisco, California 94107. EquBot provides investment advice using a proprietary, quantitative model that runs on the IBM Watson™ platform to ETFMG and the Target AIEQ. ETFMG pays EquBot’s fee for managing Target AIEQ.

Penserra Capital Management (“Penserra”), a registered investment adviser with offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563, will serve as the sub-adviser to the Acquiring HACK Fund, Acquiring IPAY Fund, Acquiring GAMR Fund and Acquiring IVES Fund after the Reorganizations. Penserra will have responsibility for selecting and continuously monitoring the Funds’ investments. Sub-advisory Fees will be paid by Amplify.

Toroso Investment, LLC (“Toroso”), a registered investment adviser with offices at 898 North Broadway, Suite 2, Massapequa, New York 11578, will serve as the sub-adviser to the Acquiring SILJ Fund, Acquiring MJ Fund, Acquiring

MJUS Fund, Acquiring ITEQ Fund, Acquiring GERM Fund, Acquiring AIEQ Fund and Acquiring AWAY Fund after the Reorganizations. Toroso will have responsibility for selecting and continuously monitoring the Funds’ investments. Sub-advisory Fees will be paid by Amplify.

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Target GAMR Fund	Acquiring GAMR Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Dustin Lewellyn, CFA, Chief Investment Officer at Penserra Ernesto Tong, CFA, Managing Director at Penserra Anand Desai, Senior Vice President at Penserra

Target IVES Fund	Acquiring IVES Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Dustin Lewellyn, CFA, Chief Investment Officer at Penserra Ernesto Tong, CFA, Managing Director at Penserra Anand Desai, Senior Vice President at Penserra

Target HACK Fund	Acquiring HACK Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Dustin Lewellyn, CFA, Chief Investment Officer at Penserra Ernesto Tong, CFA, Managing Director at Penserra Anand Desai, Senior Vice President at Penserra

Target IPAY Fund	Acquiring IPAY Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Dustin Lewellyn, CFA, Chief Investment Officer at Penserra Ernesto Tong, CFA, Managing Director at Penserra Anand Desai, Senior Vice President at Penserra

Target GERM Fund	Acquiring GERM Fund
Frank Vallario, Chief Investment Officer of ETFMG (since June 2020)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target ITEQ Fund	Acquiring ITEQ Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target MJ Fund	Acquiring MJ Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target MJUS Fund	Acquiring MJUS Fund
Frank Vallario, Chief Investment Officer of ETFMG (since May 2021)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target SILJ Fund	Acquiring SILJ Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target AIEQ	Acquiring AIEQ
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target ETHO Fund	Acquiring ETHO Fund
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Target AWAY Fund	Acquiring AWAY Fund
Frank Vallario, Chief Investment Officer of ETFMG (since February 2020)	Charles A. Ragauss, CFA, Head of Trading at Toroso Qiao Duan, CFA, Portfolio Manager at Toroso

Frank Vallario serves in the role of Chief Investment Officer for the ETFMG. Mr. Vallario is responsible for the portfolio construction, trading, risk management and portfolio analysis processes associated with ETF strategies. Prior to his current role at ETFMG, Mr. Vallario has had a variety of senior roles over his 25-year career in financial services. He joined Oppenheimer Funds in 2017 where he was Head of Equity Portfolio Management for Smart Beta ETFs. Prior to that he was a Senior Portfolio Manager at Columbia Threadneedle from September 2015 to June 2017 where he was responsible for the day to day management of the firm’s ETF business, which was acquired from his previous firm, Emerging Global Advisors (EGA). From September 2010 to September 2015, he was relationship manager at MSCI responsible for providing investment solutions to complex problems using MSCI Barra’s fundamental models and portfolio construction tools. Previously, he was a partner in a start-up asset management firm where he served as the director of portfolio management. Mr. Vallario began his career at UBS Global Asset Management where he spent over a decade in various quantitative portfolio management equity roles including equity market neutral, tactical asset allocation, structured active equities, enhanced index, passive management and factor research. Mr. Vallario served on the Investment Committee for the Girl Scouts of Connecticut and was a University Affiliate at the University of Utah — David Eccles School of Business. He received a B.S. in Finance from Lehigh University and a M.B.A. with a concentration in Finance from Rutgers University.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Toroso, having joined the firm in September 2020. Prior to joining Toroso, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA.    Ms. Duan serves as Portfolio Manager at Toroso focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Dustin Lewellyn, CFA.    Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA.    Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Anand Desai.    Prior to joining Penserra in 2015, Mr. Desai was an officer at State Street, where he had roles in portfolio accounting and client operations.

The Target Funds’ SAI, which is incorporated by reference into this Proxy Statement, and the SAI to this Proxy Statement provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Investment Advisory Fees

Pursuant to an advisory agreement between ETF Managers Trust, on behalf of the Target Funds, and ETFMG (the “ETFMG Advisory Agreement”), the Target Funds pay ETFMG a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rates based on the Target Fund’s average daily net assets as set forth in the chart below:

Target Fund	Management Fee
Target HACK Fund	0.60%
Target IPAY Fund	0.75%
Target SILJ Fund	0.69%
Target MJ Fund	0.75%
Target MJUS Fund	0.75%
Target GAMR Fund	0.75%
Target ITEQ Fund	0.75%
Target GERM Fund	0.68%
Target IVES Fund	0.68%
Target AIEQ Fund	0.75%
Target AWAY Fund	0.75%
Target ETHO Fund	0.45%

Out of the unitary management fee, ETFMG pays substantially all expenses of the Target Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, but excluding the advisory fee, payments under the Target Funds’ 12b-1 Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the ETF Managers Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

Pursuant to an investment management agreement between the Amplify Trust, on behalf of the Acquiring Funds, and Amplify (the “Amplify Advisory Agreement”), the Acquiring Funds pay Amplify an annual advisory fee based on their average daily net assets for the services and facilities it provides. The annual rates based on the Acquiring Fund’s average daily net assets are set forth in the chart below:

Acquiring Fund	Management Fee
Acquiring HACK Fund	0.60%
Acquiring IPAY Fund	0.75%
Acquiring SILJ Fund	0.69%
Acquiring MJ Fund	0.75%
Acquiring MJUS Fund	0.75%
Acquiring GAMR Fund	0.75%
Acquiring ITEQ Fund	0.75%
Acquiring GERM Fund	0.68%
Acquiring IVES Fund	0.68%
Acquiring AIEQ Fund	0.75%
Acquiring AWAY Fund	0.75%
Acquiring ETHO Fund	0.45%

Amplify bears all the costs of the Acquiring Funds, except for the advisory fee, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

A discussion regarding the basis for the ETF Managers Board’s approval of the ETFMG Advisory Agreement with respect to the Target Funds is available in the Target Funds’ Semi-Annual Report dated March 31, 2023. A discussion regarding the basis for Amplify Trust Board’s approval of the Amplify Advisory Agreement with respect to the Acquiring Funds will be available in the Acquiring Funds’ first semi-annual or annual report to shareholders following the Reorganization.

Investment Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement between ETFMG and EquBot, EquBot receives a fee that is equal to 0.05% per annum of the average daily net assets of the Target AIEQ, calculated daily and paid quarterly. Target AIEQ does not directly pay EquBot. ETFMG is responsible for paying the entire amount of EquBot’s fee for managing Target AIEQ.

Pursuant to investment sub-advisory agreements between Amplify and Toroso, or Amplify and Penserra, as applicable, Amplify will pay an annual sub-advisory fee to each Sub-Adviser based on each applicable Acquiring Fund’s average daily net assets for the Sub-Adviser’s services to the applicable Acquiring Fund. The annual rates based on the Acquiring Fund’s average daily net assets are set forth in the chart below:

Acquiring Fund	Sub-Adviser	Sub-Advisory Fee
Amplify Cyber Security ETF	Penserra	0.05% on the first $500 million of Fund assets 0.04% on the next $500 million 0.03% on Fund assets over $1 billion. $20,000 per year minimum
Amplify Mobile Payments ETF
Amplify Video Game Tech ETF
Amplify Global Cloud Technology ETF
Amplify Junior Silver Miners ETF	Toroso	0.04% on the first $250 million of Fund assets 0.035% bps on the next $250 million 0.03% on the next $500 million 0.02% bps on Fund assets over $1 billion $15,000 per year minimum
Amplify Alternative Harvest ETF
Amplify U.S. Alternative Harvest ETF
Amplify BlueStar Israel Technology ETF
Amplify Treatments, Testing and Advancements ETF
Amplify AI Powered Equity ETF
Amplify Travel Tech ETF
Amplify Etho Climate Leadership US ETF

A discussion regarding the basis for the ETF Managers Board’s approval of the investment sub-advisory agreement with EquBot with respect to the Target AIEQ is available in the Target AIEQ’s Semi-Annual Report dated March 31, 2023. A discussion regarding the basis for Amplify Trust Board’s approval of the investment sub-advisory agreements with each of Penserra and Toroso with respect to the Acquiring Funds will be available in the Acquiring Funds’ first semi-annual or annual report to shareholders following the Reorganization.

Other Service Providers

The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Foreside Fund Services LLC	Foreside Fund Services LLC
Independent Registered Public Accounting Firm	WithumSmith + Brown, PC	Cohen & Company, Ltd
Legal Counsel	Eversheds Sutherland (US) LLP	Chapman and Cutler LLP

Purchase and Redemption of Shares in Creation Units

Each Fund issues and redeems shares at NAV only in a large, specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy.

Shares of the Target Funds are listed for trading on NYSE Arca, Inc. (the “NYSE Arca”) under the ticker symbols as indicated in the chart below. Shares of the Acquiring Funds will be listed for trading on NYSE Arca under the ticker symbol as indicated in the chart below.

Target Fund/Acquiring Fund	Ticker
ETFMG Prime Cyber Security ETF/Amplify Cybersecurity ETF	HACK
ETFMG Prime Mobile Payments ETF/Amplify Mobile Payments ETF	IPAY
ETFMG Prime Junior Silver Miners ETF/Amplify Junior Silver Miners ETF	SILJ
ETFMG Alternative Harvest ETF/Amplify Alternative Harvest ETF	MJ
ETFMG U.S. Alternative Harvest ETF/Amplify U.S. Alternative Harvest ETF	MJUS
Wedbush ETFMG Video Game Tech ETF/Amplify Video Game Tech ETF	GAMR
BlueStar Israel Technology ETF/Amplify BlueStar Israel Technology ETF	ITEQ
ETFMG Treatments, Testing and Advancements ETF/Amplify Treatments Testing & Advancements ETF	GERM
Wedbush ETFMG Global Cloud Technology ETF/Amplify Global Cloud Technology ETF	IVES
AI Powered Equity ETF/Amplify AI Powered Equity ETF	AIEQ
ETFMG Travel Tech ETF/Amplify Travel Tech ETF	AWAY
Etho Climate Leadership US ETF/Amplify Etho Climate Leadership U.S. ETF	ETHO

For a discussion of how the Target Fund shares may be purchased and redeemed, as applicable, see “Purchase and Sale of Shares” and “Buying and Selling the Funds” in the Target Funds’ Prospectus incorporated by reference herein. For a discussion of how the Acquiring Fund shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Fund Shares” in Appendix D attached to this Proxy Statement.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.

Key Information About the Proposed Reorganizations

Shareholders of the Target Funds are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganizations will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

The Plan

The Plan provides, with respect to each Reorganization, for the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities as set forth in the Plan, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund at the Closing (as defined in the Plan). Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders by Amplify Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the corresponding Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of each Reorganization, each shareholder of a Target Fund will receive the number of shares of the respective Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the respective Reorganization. Shares will be held in book entry form only.

The value of a Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the corresponding Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the ETF Managers Board and described in the Target Fund’s Prospectus and SAI, as may be amended and supplemented. ETFMG and Amplify will bear equally all expenses relating to the Reorganizations, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing this Proxy Statement, and the cost of copying, printing, and mailing proxy materials. Promptly after the close of the Reorganization of each Target Fund, Amplify anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of each Acquiring Fund as necessary to implement each Acquiring Fund’s investment strategies or replicate the holdings of the applicable underlying index. The expenses associated with such purchases and sales will be borne by the applicable Acquiring Fund and, indirectly, its shareholders. It is possible that there will be other indirect costs associated with the transition to the new investment strategies and underlying indexes following a Reorganization that will be borne by an applicable Acquiring Fund and, indirectly, its shareholders. It is not possible to ascertain in advance any indirect costs associated with index rebalances and, while they could be significant, Amplify has developed strategies, and possesses the requisite securities trading expertise, to mitigate any such costs.

The Reorganizations are subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Funds and the receipt of a legal opinion from Chapman and Cutler LLP, counsel to Amplify, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganizations are expected to be on or about December 15, 2023, or another date agreed to by ETF Managers Trust and Amplify. The Plan may be amended or terminated and the Reorganizations abandoned at any time by mutual consent of ETF Managers Trust, on behalf of the Target Funds, and the Amplify Trust, on behalf of the Acquiring Funds.

Repositioning

Promptly after the close of the Reorganization of each Target Fund, Amplify anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of each Acquiring Fund as necessary to implement the Acquiring Fund’s investment strategies or replicate the holdings of the applicable underlying index. However, each Acquiring Fund may also buy and sell securities as necessary to track its new underlying index. The expenses associated with such purchases and sales will be borne by the applicable Acquiring Fund and, indirectly, its shareholders. While it is impossible to predict with certainty the brokerage commissions that will be incurred to reposition any Acquiring Fund’s portfolio, based on the Target Funds’ holdings as of June 30, 2023, the amounts of brokerage commissions are expected to be or fall within the following ranges:

Fund	Costs	Percentage of Net Assets
Target Hack Fund	$324,000	0.0225%
Target IPAY Fund	$174,000	0.0414%
Target SILJ Fund	$862,000 – $4,350,000	0.1368% – 0.6905%
Target AIEQ Fund	$46,000	0.0404%

There may be other indirect costs associated with the transition, such as market impact costs associated with buying and selling securities, which will be borne by the Acquiring Funds and, indirectly, their shareholders. It is not practicable to quantify such indirect costs.

Amplify anticipates that such repositioning will be effected by delivering securities in-kind to satisfy redemption orders rather than selling securities from the Acquiring Funds’ portfolios to the extent practicable to avoid unnecessary recognition of capital gains. To the extent sales of securities from the Acquiring Funds’ portfolios are necessary, such sales are not expected to result in the distribution of any capital gains to Acquiring Fund shareholders because, to the extent any capital gains are recognized, such gains are expected to be fully offset by the applicable Acquiring Fund’s capital loss carryforwards. However, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the applicable Acquiring Fund’s basis in such assets. Any capital gains recognized in excess of an Acquiring Fund’s capital loss carryforwards would be distributed to such Acquiring Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders. To the extent an Acquiring Fund’s capital gains from repositioning are offset by such Acquiring Fund’s capital loss carryforwards, the amount of such carryforwards will be reduced and such amount will be unable to offset future capital gains realized by such Acquiring Fund, if any.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. ETF Managers Trust, ETFMG, Amplify Trust and Amplify intend to comply with Section 15(f).

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Funds as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganizations.

Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As a condition to each Reorganization, the applicable Target Fund and the corresponding Acquiring Fund have requested an opinion of Chapman and Cutler LLP substantially to the effect that with respect to each Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Funds and the Acquiring Funds and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.      Each Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each applicable Acquiring Fund and the corresponding Target Fund (each such pair of an Acquiring Fund and its corresponding Target Fund, a “Corresponding Acquiring Fund” or Corresponding Target Fund,” as appropriate) will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

2.      No gain or loss will be recognized by the Target Funds upon the transfer the Target Funds’ assets (the “Acquired Assets”) to the Corresponding Acquiring Funds solely in exchange for the Acquiring Fund shares and the assumption by the Corresponding Acquiring Funds of the liabilities as set forth in the Plan of the Target Funds, or upon the distribution of the Acquiring Fund shares to the Target Fund shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

3.      The tax basis in the hands of each Acquiring Fund of each Acquired Asset transferred from the Corresponding Target Fund to the Acquiring Fund in the applicable Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Corresponding Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Corresponding Target Fund on the transfer;

4.      The holding period in the hands of each Acquiring Fund of each Acquired Asset transferred from the Corresponding Target Fund to the Acquiring Fund in the applicable Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Corresponding Target Fund’s holding period for such Acquired Asset (except where investment activities of the Corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

5.      No gain or loss will be recognized by the Acquiring Funds upon receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Funds of the liabilities as set forth in the Plan of the Target Funds as part of the Reorganizations;

6.      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganizations;

7.      The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganizations will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

8.      Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganizations will include the Target Fund Shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

9.      The taxable years of the Target Funds will not end as a result of the Reorganizations.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds have sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Description of Acquiring Fund Shares

Shares of the Acquiring Funds issued to the shareholders of the Target Funds pursuant to the Reorganizations will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights, except as discussed below in “Comparison of Forms of Organization and Shareholder Rights — Shareholder Liability.”

Capitalization

The capitalization of the Target Funds as of August 31, 2023 and the Acquiring Funds’ pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target GAMR Fund Shares	Pro Forma Acquiring GAMR Fund Shares
Net Assets	$45,770,478.85	$45,770,478.85
Shares Outstanding	800,000	800,000
Net Asset Value per Share	$57.21	$57.21
(unaudited)	Target IVES Fund Shares	Pro Forma Acquiring IVES Fund Shares
Net Assets	$27,445,898.13	$27,445,898.13
Shares Outstanding	750,000	750,000
Net Asset Value per Share	$36.59	$36.59
(unaudited)	Target HACK Fund Shares	Pro Forma Acquiring HACK Fund Shares
Net Assets	$1,489,593,720.10	$1,489,593,720.10
Shares Outstanding	28,150,000	28,150,000
Net Asset Value per Share	$52.92	$52.92
(unaudited)	Target IPAY Fund Shares	Pro Forma Acquiring IPAY Fund Shares
Net Assets	$398,501,135.45	$398,501,135.45
Shares Outstanding	9,500,000	9,500,000
Net Asset Value per Share	$41.95	$41.95
(unaudited)	Target GERM Fund Shares	Pro Forma Acquiring GERM Fund Shares
Net Assets	$14,700,493.81	$14,700,493.81
Shares Outstanding	750,000	750,000
Net Asset Value per Share	$19.60	$19.60
(unaudited)	Target ITEQ Fund Shares	Pro Forma Acquiring ITEQ Fund Shares
Net Assets	$95,613,977.41	$95,613,977.41
Shares Outstanding	2,150,000	2,150,000
Net Asset Value per Share	$44.47	$44.47

(unaudited)	Target MJ Fund Shares	Pro Forma Acquiring MJ Fund Shares
Net Assets	$253,461,057.40	$253,461,057.40
Shares Outstanding	71,400,000	71,400,000
Net Asset Value per Share	$3.55	$3.55
(unaudited)	Target MJUS Fund Shares	Pro Forma Acquiring MJUS Fund Shares
Net Assets	$128,303,422.84	$128,303,422.84
Shares Outstanding	73,690,000	73,690,000
Net Asset Value per Share	$1.74	$1.74
(unaudited)	Target SILJ Fund Shares	Pro Forma Acquiring SILJ Fund Shares
Net Assets	$651,331,065.61	$651,331,065.61
Shares Outstanding	68,200,000	68,200,000
Net Asset Value per Share	$9.55	$9.55
(unaudited)	Target AIEQ Fund Shares	Pro Forma Acquiring AIEQ Fund Shares
Net Assets	$110,164,056.27	$110,164,056.27
Shares Outstanding	3,500,000	3,500,000
Net Asset Value per Share	$31.48	$31.48
(unaudited)	Target ETHO Fund Shares	Pro Forma Acquiring ETHO Fund Shares
Net Assets	$178,239,719.96	$178,239,719.96
Shares Outstanding	3,350,000	3,350,000
Net Asset Value per Share	$53.21	$53.21
(unaudited)	Target AWAY Fund Shares	Pro Forma Acquiring AWAY Fund Shares
Net Assets	$110,298,805.43	$110,298,805.43
Shares Outstanding	6,150,000	6,150,000
Net Asset Value per Share	$17.93	$17.93

Comparison of Forms of Organization and Shareholder Rights

Form of Organization.    ETF Managers Trust is a Delaware statutory trust governed by Delaware and federal law, its Agreement and Declaration of Trust, By-Laws and a Board of Trustees. Amplify Trust is a Massachusetts business trust governed by Massachusetts and federal law, its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of ETF Managers Trust and Amplify Trust are also governed by applicable state and federal law. The Agreement and Declaration of Trust of ETF Managers Trust and the Declaration of Trust of Amplify Trust are each referred to herein as a trust instrument.

Shares.    ETF Managers Trust is authorized to issue an unlimited number of shares of beneficial interest of the Target Funds. Shareholders have no preemptive rights. Amplify Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Funds, with or without par value, from an unlimited number of series of shares. Shareholders of each of the ETF Managers Trust and Amplify Trust have no preemptive rights, conversion or exchange rights except as the respective Trustees may determine from time to time.

Voting Rights.    On each matter submitted to a vote of shareholders of the Target Funds, each shareholder is entitled to one vote per whole share (and a fractional vote for each fractional share) held by such shareholder on the record date, without differentiation between separate series or classes of shares. However, if a matter to be voted on affects only the interests of a certain series (or class), then only the shareholder of such affected series (or class) shall be entitled to vote on the matter. Shareholders of the Acquiring Funds have the power to vote on: (i) the election or removal of Trustees (as provided for in the Declaration of Trust); and (ii) any additional matters relating to the Amplify Trust as required by law or as the Trustees may consider and determine necessary or desirable. On each matter submitted to a vote of shareholders of the Acquiring Funds, each whole share shall entitle the holder thereof to one vote as to any mater on which the holder is entitled to vote, any fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders of the Acquiring Funds, all shares and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Shareholder Meetings.    ETF Managers Trust and Amplify Trust are not required to, and do not, have annual meetings. Nonetheless, the ETF Managers Board and the Board of Trustees of Amplify Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by ETF Managers Trust’s and Amplify Trust’s trust instrument and By-Laws. Shareholders of both ETF Managers Trust and Amplify Trust retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Pursuant to ETF Managers’ trust instrument ten percent of Shareholders are required to call this meeting, whereas under Amplify’s by-laws, one-third of the voting power of shares entitled to vote on the specified request are required, provided that the Shareholders requesting such meeting shall have paid to Amplify Trust the reasonably estimated cost of preparing and mailing the notice thereof.

Shareholder Liability.    The ETF Managers Trust is a Delaware statutory trust, and as such Delaware law provides that shareholders are entitled to the same limitations of personal liability that are extended to stockholders of private corporations for profit. The ETF Managers Trust instrument provides that neither the ETF Managers Trust, nor the Trustees (nor agent/office/employee of the ETF Managers Trust) has the power to personally bind any shareholder, or to call for a payment of any sum of money or assessment from any shareholder. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for ETF Managers Trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. ETF Managers Trust’s trust instrument makes no provision for the indemnification of shareholders. The Acquiring Funds are organized under the Amplify Trust, which is a Massachusetts business trust. Massachusetts law does not provide the same limited liability protection for shareholders, and under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amplify trust instrument contains an express disclaimer of shareholder liability for acts or obligations of the Amplify Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Amplify Trust or the Trustees. If a shareholder or former shareholder of Amplify Trust is to be held liable solely by reason of their having been a shareholder (and not because of their acts or omissions or another reason), the Amplify trust instrument provides that the shareholder or former shareholder is entitled to be held harmless from and indemnified against all loss and expense out of the assets of the Amplify Trust or applicable series thereof. However, there shall be no liability or obligation of the Amplify Trust to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership or shares or for losses suffered by reason of any changes in the value of Trust assets. Finally, upon the request of the shareholder or former shareholder, the Amplify Trust shall assume the defense of any claim made against the shareholder for the action or obligation of the Amplify Trust and satisfy any judgment thereon.

Trustee Liability. Both the ETF Managers and Amplify trust instruments provide that the Trustees have no personal liability by reason of being a trustee and shall be indemnified to the fullest extent permitted by law, except that both the ETF Managers and Amplify trust instruments do not provide indemnification for liabilities due to a Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Amending the Trust Instrument.    ETF Managers Trust’s trust instrument may be amended at any time by an instrument in writing signed by the majority of the Trustees, which becomes effective immediately upon execution and approval, subject to any further requirements by the 1940 Act. Amplify Trust’s trust instrument may be amended by the vote of a majority of the Trustees then in office, however any amendment impacting certain provisions relating to the Trustees requires a two-thirds vote of Trustees. Further, the Amplify trust instrument limits the ability to amend the instrument to impair any exemption from or limitation of personal liability of anyone who has been a shareholder, Trustee, officer, or employee of the Amplify Trust, or limits the rights to indemnification, advancement of expenses or insurance.

The foregoing is a very general summary of certain provisions of the ETF Managers Trust’s and Amplify Trust’s governing documents. It is qualified in its entirety by reference to the respective trust instruments, by-laws and each Fund’s SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Funds, see “General Information About the Trust” and “Exchange Listing and Trading” in the Target Funds’ SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Funds, see “General Information About the Trust” and “Exchange Listing and Trading” in the Proxy Statement SAI.

Rights of the Funds’ Shareholders

ETF Managers Trust is not required to hold annual meetings of shareholders. Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription, conversion or cumulative voting rights and are freely transferable. For a description of other significant attributes of shares of the Target Funds see “Description of Shares” in the Target Funds’ SAI, which is incorporated by reference herein.

The Amplify Trust is not required to hold meetings of shareholders. Shares of the Acquiring Funds have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Funds will not have preemptive rights, except as may be determined by the Trustees, or cumulative voting rights, and none of the shares will have any conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Funds see “General Information about the Trust” in the Proxy Statement SAI.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Buying and Selling the Fund” in each Target Fund’s Prospectus and “Determination of Net Asset Value” in each Target Fund’s SAI, each of which is incorporated by reference herein, and, for the Acquiring Funds, see “Buying and Selling Fund Shares” and “Determination of Net Asset Value” in Appendix D attached to this Proxy Statement.

Dividends, Other Distributions and Taxes

The Target Funds and the Acquiring Funds each intend to pay out dividends, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law. Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For a discussion of the Target Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Proxy Statement.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of the Target Funds’ policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings” and “Premium/Discount Information” in the Target Funds’ Prospectus and “Portfolio Holdings” in the Target Funds’ SAI, which are incorporated by reference herein. For a description of the Acquiring Funds’ policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Proxy Statement, and “Portfolio Holdings Disclosure Policies and Procedures” in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of the Funds’ Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Proxy Statement.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Fund shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in SEC exemptive orders issued to the Funds, including that such investment companies enter into agreements with the Funds.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Funds, see “Financial Highlights” which are appended to this Proxy Statement as Appendix B.

PROPOSAL no. 13 — TO ELECT eric weigel to serve as trustee of etf managers trust

In this proposal, shareholders of the Target Funds are being asked to elect Eric Weigel (the “Nominee”) to serve as Trustee on the ETF Managers Board.

Mr. Weigel currently serves on the ETF Managers Board and was appointed to the position of Trustee by resolution of the ETF Managers Board during the September 4, 2020 meeting of the ETF Managers Board. The 1940 Act, and the rules thereunder, requires that in the event that at any time less than a majority of the directors of an investment company holding office at that time were elected by shareholders, the board of directors or proper officer of the fund shall cause to be held as promptly as possible, and in any event within 150 days, a meeting of shareholders for the purpose of electing directors. At a meeting held on July 12, 2023, the ETF Managers Board, by resolution, reduced the size of the ETF Managers Board to two Trustees, and only one Trustee, Terry Loebs, has been elected by shareholders. In order to comply with the requirements of the 1940 Act, the ETF Managers Board is requesting that shareholders of the Target Funds elect Mr. Weigel as Trustee of the ETF Managers Trust. Mr. Weigel and Mr. Loebs are Trustees of the ETF Managers Board, and the information contained in this proposal provides information about the ETF Managers Board. If shareholders approve the Reorganizations (Proposals 1 – 12), the Acquiring Funds will be overseen by the Amplify Trust Board, and not the ETF Managers Board. Biographical information regarding Mr. Weigel is provided below.

Information about the Trustees

Nominee

Mr. Weigel is the Managing Partner and Chief Investment Officer for Global Focus Capital. The firm serves institutional investors as well as advisors out-sourcing their investment management efforts. Mr. Weigel began his career with the Federal Reserve in 1984. He subsequently worked at Russell Investments in the capital market research group focusing on the development of global tactical asset allocation strategies, macro-based risk models, and derivative pricing models. After leaving Russell in 1993 he has headed up a variety of senior portfolio and research efforts within established firms such as Hermes, MFS, Pioneer, Chancellor/LGT and Invesco as well as entrepreneurial hedge fund ventures such as Milestone International and LongPoint Partners. He was most recently the Chief Investment Officer for Insight Financial Strategists, a Boston-based wealth management firm, and a senior portfolio manager and Director of Research for Leuthold Weeden Capital Management involved in both tactical asset allocation and stock selection strategies. In addition to his extensive exposure to a variety of long-only equity strategies, he has significant experience in running long/short strategies and was one of the early practitioners in the field of global tactical asset allocation. Mr. Weigel has authored over ten journal articles in a variety of academic journals, including The Journal of Portfolio Management, The Financial Analyst Journal, The Journal of Investing, and The Journal of Management Science. He is also a frequent speaker at investment conferences and television business programs. Mr. Weigel received an M.B.A. degree in Finance from the University of Chicago, where he was the recipient of the Dart & Kraft Fellowship Award for students of Hispanic origin. He also has a M.S. degree in Applied Economics & Statistics from the University of Minnesota and graduated from Iowa State University with a B.S. degree. He also has passed the Sustainability Accounting Standards Board FSA certification dealing with sustainable investment best practices.

Incumbent Trustee

Terry Loebs is the Founder and Managing Member of Pulsenomics LLC. He is the author of The U.S. Housing Confidence Survey™, The U.S. Housing Confidence Index™, and The Transaction Sentiment Index™. Since 2010, Mr. Loebs has managed an expert panel comprised of over 150 leading economists, investment strategists, portfolio managers, and real estate market analysts to produce The Home Price Expectations Survey™. Mr. Loebs has more than thirty years of experience in the capital markets and in developing innovative products and services driven by U.S. housing data. Mr. Loebs started his professional career on Wall Street as a fixed income analyst, and soon thereafter became immersed in the mortgage capital and housing markets as a whole loan trader, mortgage servicing rights and financial institutions banker. He was later recruited to help lead Case-Shiller Weiss, Inc. (“CSW”), initially as director of business development and sales before eventually sharing the role of President. As Senior Vice President at Fiserv Inc. (which acquired CSW in 2002), Mr. Loebs continued his leadership of the merged firms’ data analytics group and related product management, sales, marketing and business development activities. Over the course of a decade, he became recognized as a market pioneer of automated home valuation systems, led the commercial development of the Case-Shiller Indexes® and the successful effort to establish their world-wide reputation as the premier home price performance benchmark.

At MacroMarkets LLC, a financial product development company co-founded by Robert Shiller, Mr. Loebs was a central figure in the launch of the S&P/Case-Shiller Home Price Indices, and a catalyst in developing new financial products and market infrastructure for U.S. home price risk management, including the CME Home Price Futures and Options market, and the first stock exchange-traded home price-linked securities. Mr. Loebs earned his undergraduate degree at the Fairfield University School of Business, and his MBA at The New York University Stern School of Business.

The table below contains additional information regarding the Nominee and Trustee. Each individual’s address is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.

Name, Address and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Eric Weigel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (2013 – present); Senior Portfolio Manager, Little House Capital (2019 – 2021); Chief Investment Officer, Insight Financial Strategist LLC (2017 – 2018).	13	None
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (2020-2023); Chairman (since 2023)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006 – 2011).	13	None

Information about Executive Officers of ETF Managers Trust

The table below contains information about the executive officers of ETF Managers Trust. The address for each officer listed below is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.

Name, Address and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009 – 2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)

Chief Financial Officer, ETF Managers Group, LLC (since 2015); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital LLC (commodity pool operator) (since 2015); President, John A. Flanagan CPA, LLC (accounting services)
(since 2010).

			n/a	Independent Trustee — Absolute Shares Trust (since 2014) (4 portfolios)

Name, Address and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)

Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017 – 2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014 – 2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015 – 2019).

			n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2020)

Chief Compliance Officer and Chief Operating Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019 – 2020); General Counsel of WBI Investments, Inc. (2016 – 2019); Millington Securities, Inc. (2016 – 2019).

			n/a	n/a
Benjamin F. Yuro (1990)	Assistant Treasurer (since 2022)

Product Controller, ETF Managers Group, LLC (since 2021); Senior Associate — Private Equity, SS&C Technologies (2020 – 2021); Senior Accountant — Financial Services, WithumSmith+Brown, PC (2016 – 2020)

			n/a	n/a

Board Leadership Structure and Risk Oversight

The management and affairs of the ETF Managers Trust and the Funds are overseen by the Trustees. The ETF Managers Board elects the officers of the ETF Managers Trust who are responsible for administering the day-to-day operations of ETF Managers Trust and the Funds. The ETF Managers Board has approved contracts, as described below, under which certain companies provide essential services to the ETF Managers Trust.

Like most registered investment companies, the day-to-day business of the ETF Managers Trust, including the management of risk, is performed by third party service providers, such as ETFMG, the distributor and the administrator. The Trustees are responsible for overseeing the ETF Managers Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the ETF Managers Trust’s business (e.g., ETFMG is responsible for the day-to-day management of the applicable Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The ETF Managers Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the ETF Managers Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, ETFMG provides the ETF Managers Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the ETF Managers Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the other service providers such as a Fund’s independent accountants, make periodic reports to the Audit Committee or to the ETF Managers Board with respect to various aspects of risk management. The ETF Managers Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The ETF Managers Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by ETFMG and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with ETFMG, the ETF Managers Board meets with ETFMG to review such services. Among other things, the ETF Managers Board regularly considers ETFMG’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The ETF Managers Board also reviews information about each Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the ETF Managers Board to review and discuss compliance issues and Fund and investment adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the ETF Managers Board with a report reviewing the adequacy and effectiveness of ETF Managers Trust’s policies and procedures and those of its service providers, including ETFMG. The report addresses the operation of the policies and procedures of ETF Managers Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The ETF Managers Board receives reports from a Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the ETF Managers Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by ETF Managers Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The ETF Managers Board also oversees ETF Managers Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of ETF Managers Trust’s financial reporting and the preparation of ETF Managers Trust’s financial statements.

From their review of these reports and discussions with ETFMG, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the ETF Managers Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The ETF Managers Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through ETFMG and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the ETF Managers Board’s ability to monitor and oversee the management of risk, as a practical matter, is subject to limitations.

There are two members of the ETF Managers Board, both of whom are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), of ETF Managers Trust. Mr. Loebs serves as Chair of the ETF Managers Board.

ETF Managers Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the ETF Managers Trust. The ETF Managers Board made this determination in consideration of, among other things, the number of Independent Trustees that constitute the ETF Managers Board, the amount of assets under management in the ETF Managers Trust, and the number of Funds overseen by the ETF Managers Board. The ETF Managers Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

During the ETF Managers Trust’s most recent fiscal year, the ETF Managers Board met four times in regularly scheduled meetings and one time in a special meeting, with all Trustees attending at least 75 percent of the meetings.

The ETF Managers Board has two standing committees: the Audit Committee and Nominating Committee. The Audit Committee and Nominating Committee are each chaired by an Independent Trustee and composed of Independent Trustees.

Audit Committee.    The ETF Managers Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of ETF Managers Trust, with Mr. Weigel as Chairman. The Audit Committee operates under a written charter approved by the ETF Managers Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the ETF Managers Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of ETF Managers Trust’s administrator that are material to ETF Managers Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between ETF Managers Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and ETF Managers Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of ETF Managers Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. The Audit Committee also acts as ETF Managers Trust’s qualified legal compliance committee. During the fiscal year ended September 30, 2022, the Audit Committee met four times. Set forth in Appendix E attached to this Combined Proxy Statement and Prospectus is the Audit Committee Charter.

Nominating Committee.    The ETF Managers Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of ETF Managers Trust. The Nominating Committee operates under a written charter approved by the ETF Managers Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the ETF Managers Board, if any. The Nominating Committee generally will not consider Nominees recommended by shareholders. During the fiscal year ended September 30, 2022, the Nominating Committee did not meet. Set forth in Appendix F attached to this Combined Proxy Statement and Prospectus is the Nominating Committee Charter.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees

The Nominating Committee of the ETF Managers Board, which is composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or appointment by the ETF Managers Board prior to their appointment or election to the ETF Managers Board, and conducted a similar review with respect to Mr. Weigel. In evaluating candidates for appointment or nomination as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for ETF Managers Trust.

Eric Weigel

The ETF Managers Board has concluded that, based on the Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustee, Mr. Weigel is qualified to serve as a Trustee. In determining that Mr. Weigel was qualified to serve as a Trustee, the ETF Managers Board considered a variety of criteria, including his ability to review and understand information about each Target Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Target Funds, and to exercise his business judgment in a manner that serves the best interests of the Target Funds’ shareholders. The ETF Managers Board believes that Mr. Weigel’s familiarity and knowledge of ETFMG and ETF Managers Trust provide benefits and efficiencies in the governance process of ETF Managers Trust.

ETF Managers Trust has concluded that Mr. Weigel should serve as Trustee because of his more than 30 years of executive experience at investment advisory firms through which he has gained in-depth knowledge of and experience in the financial services industry.

Terry Loebs

ETF Managers Trust has concluded that Mr. Loebs should serve as Trustee because of his diverse experience in capital markets, including asset pricing and trading, market research, index development, and exchange-traded products, as well as his knowledge of and experience in the financial services industry.

The ETF Managers Board believes that, collectively, the Trustees have the appropriate experience, qualifications, attributes and skills to allow the ETF Managers Board to operate effectively in governing ETF Managers Trust and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with ETFMG and other service providers, ETF Managers Trust’s Chief Compliance Officer and ETF Managers Trust’s independent registered public accounting firm. The information in this section should not be understood to mean that any of the Trustees or Mr. Weigel is an “expert” within the meaning of the federal securities laws.

Trustee Share Ownership

The following table shows the dollar range of the shares beneficially owned by each Trustee in the Target Funds as of July 21, 2023.

		Terry Loebs	Eric Weigel (Nominee)
Dollar Range of Equity Securities in each Fund	Wedbush ETFMG Video Game Tech ETF (GAMR)	None	None
	Wedbush ETFMG Global Cloud Technology ETF (IVES)	None	None
	ETFMG Prime Cyber Security ETF (HACK)	None	None
	ETFMG Prime Mobile Payments ETF (IPAY)	None	None
	ETFMG Treatments, Testing and Advancements ETF (GERM)	None	None
	BlueStar Israel Technology ETF (ITEQ)	None	None
	ETFMG Alternative Harvest ETF (MJ)	None	None
	ETFMG U.S. Alternative Harvest ETF (MJUS)	None	None
	ETFMG Prime Junior Silver Miners ETF (SILJ)	None	None
	AI Powered Equity ETF (AIEQ)	None	None
	ETFMG Travel Tech ETF (AWAY)	None	None
	Etho Climate Leadership US ETF (ETHO)	None	None
Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Oversee by Trustee or Nominee in Family of Investment Companies		None	None

Trustee Compensation

The Funds each pay a unified fee to ETFMG, out of which ETFMG pays compensation to the Trustees. The Funds do not pay compensation to the Trustees. The Trustees do not receive any pension or retirement benefits. For the fiscal year ended September 30, 2022, ETFMG paid the following amounts to each Trustee (as noted in the “Total Compensation from the Trust and Fund Complex” column):

	Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Terry Loebs	None	None	None	$151,981.67
Eric Weigel (Nominee)	None	None	None	$160,805.67

Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders

Any shareholder who wishes to send a communication to the ETF Managers Board should send the communication to the attention of ETF Managers Trust’s Secretary at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the ETF Managers Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of ETF Managers Trust’s Secretary at the same address.

After reviewing the communication, ETF Managers Trust’s Secretary will then immediately forward the communication to the ETF Managers Board. Communications to individual Trustees or to a Committee sent in care of ETF Managers Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

ETF Managers Trust is not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of ETF Managers Trust to encourage Trustee attendance at such meetings in person or by teleconference.

Independent Public Accountants

The ETF Managers Board, including a majority of the Independent Trustees, has approved the selection of WithumSmith + Brown, PC (“WithumSmith + Brown”) as the independent accountants for the ETF Managers Trust for the fiscal year ending September 30, 2023.

The aggregate fees billed by WithumSmith + Brown for the indicated services rendered to ETF Managers Trust for the last two fiscal years were:

	FYE September 30, 2021	FYE September 30, 2022
Audit Fees	$351,200	$368,200
Audit Related Fees	$0	$0
Tax Fees	$60,400	$83,050
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of ETF Managers Trust, including certain services provided to certain affiliates of ETF Managers Trust. The pre-approval policies and procedures are contained Appendix E to this Proxy Statement.

The percentage of fees billed by WithumSmith + Brown applicable to non-audit services pursuant to the waiver of pre-approval requirement during the past two fiscal years were as follows:

	FYE September 30, 2021	FYE September 30, 2022
Audit Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by ETF Managers Trust’s accountant for services to ETF Managers Trust and to ETFMG (and any other controlling entity, etc. — not a subadviser) during the last two fiscal years. The Audit Committee has considered whether the provision of non-audit services that were rendered to ETFMG is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Fees	FYE September 30, 2021	FYE September 30, 2022
ETF Managers Trust	$0	$0
ETFMG	$0	$0

A representative of WithumSmith + Brown will not be present at the Meeting.

Legal Proceedings

ETFMG and certain of its affiliates have entered into a settlement agreement with the SEC regarding certain alleged conflicts of interest arising in connection with Target MJ Fund’s participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, ETFMG and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of ETFMG and its affiliates.

The ETF Managers Board recommends that you vote “FOR” the election of Eric Weigel as Trustee of the ETF Managers Trust.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Funds by ETF Managers Trust’s Board of Trustees for the Special Meeting to be held on November 21, 2023, 11:00 a.m. Central time at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the proposals.

The ETF Managers Board has fixed the close of business on September 8, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. As of the Record Date, the total number of issued and outstanding shares of the Target Funds is set forth in the table below:

Fund	Shares
Target GAMR Fund	800,000
Target IVES Fund	700,000
Target HACK Fund	28,100,000
Target IPAY Fund	9,450,000
Target GERM Fund	750,000
Target ITEQ Fund	2,150,000
Target MJ Fund	73,830,000
Target MJUS Fund	71,400,000
Target SILJ Fund	68,200,000
Target AIEQ Fund	3,475,000
Target ETHO Fund	3,350,000
Target AWAY Fund	6,150,000

Shareholders of record who owned five percent or more of the shares of the Target Funds as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the applicable Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of such Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of such Target Fund’s outstanding shares.

Approval of the appointment of Mr. Weigel as Trustee (Proposal 13) will require a plurality of the votes cast by shareholders of ETF Managers Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominee is running unopposed, the Nominee is expected to be elected as Trustee. Votes not cast or votes withheld will have no effect on the election outcome for Proposal 13. All series of the ETF Managers Trust are entitled to vote on the matter presented in Proposal 13. Shareholders of the series of ETF Managers Trust that are not Target Funds will be solicited for their votes through a separate proxy statement.

If the shareholders of one Target Fund approve the Plan, but shareholders of the other Target Funds have not approved the Plan, the Target Fund having received shareholder approval of the Plan may be reorganized into the applicable Acquiring Fund while shareholders of the other Target Funds may be solicited further.

How to Vote

You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:

•        Mail:    To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day / 7 days a week.

•        Internet:    The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•        Automated Touchtone:    The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

PROXIES

All proxies solicited by the ETF Managers Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Funds receive written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Funds. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

Forty percent (40%) of the outstanding shares of a Target Fund will be considered a quorum for the transaction of business with respect to such Target Fund, for the approval of Proposals 1 – 12. Forty percent (40%) of the outstanding shares of the ETF Managers Trust will be considered a quorum for the transaction of business with respect to Proposal 13. If a quorum of shareholders with respect to any proposal is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the a proposal described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Funds one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Funds may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For all proposals, abstentions (or votes to “withhold”) are included as shares present at the Meeting for purposes of determining whether a quorum is present. For Proposals 1 – 12 abstentions will have the practical effect of a “no” vote, for Proposal 13, abstentions (or votes to “withhold”) will have no effect.

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a non-routine proposal because the broker does not have discretionary voting authority for that non-routine proposal and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under New York Stock Exchange rules to vote your shares on Proposal 13, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposals 1 – 12 without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these proposals, and will have the practical effect of a “no” vote. We urge you to provide instructions to your broker or nominee so that your votes may be considered with respect to Proposals 1 – 12.

Solicitation of proxies

The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Morrow Sodali Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $1,500,814 to $1,916,305, exclusive of printing costs. ETFMG and Amplify will bear equally the expenses relating to the Reorganization, including the costs of retaining Morrow Sodali Fund Solutions.

OTHER INFORMATION

OTHER BUSINESS

The ETF Managers Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganizations.

NEXT MEETING OF SHAREHOLDERS

The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Funds’ Secretary within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of ETFMG within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTER

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Chapman and Cutler LLP.

INFORMATION FILED WITH THE SEC AND NYSE ARCA

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by ETF Managers Trust and Amplify, including the proxy materials, are available on the SEC’s website, www.sec.gov. In addition, the Target Funds’ shares are listed on NYSE Arca. The Acquiring Fund shares will be listed on NYSE Arca. Reports, proxy statements and other information that may be filed with NYSE Arca also may be inspected at the offices of the exchanges.

APPENDIX A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2023, by and among ETF Managers Trust (“ETFMG”), a Delaware statutory trust, with its principal place of business at 30 Maple Street, Suite 2, Summit, New Jersey, 07901, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquired Fund” and collectively, the “Acquired Funds”), Amplify ETF Trust (the “Amplify Trust”), a Massachusetts business trust, with its principal place of business at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and, together with the Acquired Funds, the “Funds”) and, solely with respect to Article IX, each of Amplify Investments LLC (“Amplify”), with its principal place of business at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 and ETF Managers Group, LLC, with its principal place of business at 30 Maple Street, Suite 2, Summit, New Jersey, 07901 (“ETF Managers Group”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Acquired Fund shall be the obligations, agreements, representations and warranties of that Acquired Fund only, and in no event shall any other Acquired Fund or the assets of any other Acquired Fund be held liable with respect to the breach or other default by an obligated Acquired Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a): of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of an Acquired Fund to the corresponding Acquiring Fund set forth on Exhibit A (each such pair of Acquired Fund and its corresponding Acquiring Fund, a “ Corresponding Acquired Fund” or Corresponding Acquiring Fund” as appropriate) in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Corresponding Acquired Fund other than the Excluded Liabilities (as defined in paragraph 1.3 below) of such Corresponding Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Corresponding Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Corresponding Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, a “Reorganization” for each pair of Acquired Fund and its corresponding Acquiring Fund and collectively, the “Reorganizations”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of ETFMG or any other series of Amplify Trust or the assets of any other series of ETFMG or any other series of Amplify Trust be held liable with respect to the breach or other default by an obligated Fund or Amplify of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, each Acquired Fund and Acquiring Fund is a separate series of ETFMG and Amplify Trust, respectively, ETFMG and Amplify Trust are open-end, registered management investment companies, and each Acquired Fund owns securities and other investments that are assets of the character in which such Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of ETFMG have determined that each Reorganization, with respect to respective Acquired Fund, is in the best interests of such Acquired Fund’s shareholders and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of the respective Reorganization; and

WHEREAS, the consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization; and

WHEREAS, the Board of Trustees of Amplify Trust have determined that each Reorganization, with respect to the respective Acquiring Fund, is in the best interests of such Acquiring Fund and, there being no existing shareholders of the Acquiring Funds, that the Reorganizations will not result in dilution of the Acquiring Funds’ shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING FUNDS
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUNDS’ LIABILITIES AND
TERMINATION OF THE ACQUIRED FUNDS

1.1              THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Corresponding Acquiring Fund has received notice, to the Corresponding Acquiring Fund. In exchange, the Corresponding Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund other than the Excluded Liabilities of such Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2              ASSETS TO BE ACQUIRED. The assets of each Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Corresponding Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold, any intellectual property rights owned or licensed by the Acquired Fund necessary or desirable for the Corresponding Acquiring Fund to implement its investment objective and investment strategy as described in the respective N-14 Registration Statement (as defined in paragraph 5.6), and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Corresponding Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

Each Acquired Fund has provided the Corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. Each Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, creation and redemption transactions of the Acquired Fund shares with authorized participants, payment of normal operating expenses and the payment of dividends and capital gains distributions. Each Acquired Fund reserves the right to sell any of such securities or other investments in accordance with the investment strategy described in the current prospectus and statement of additional information included in the registration statement of such Acquired Fund (the “Acquired Fund Prospectus”).

1.3              LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of the Acquired Fund Prospectus in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. Each Acquiring Fund shall assume all liabilities of the Corresponding Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by Amplify and ETF Managers Group pursuant to Article IX), and investment contracts entered into in accordance with the terms of the Acquired Fund Prospectus, including options, futures, forward contracts, and swap agreements. Notwithstanding anything to the contrary in this Agreement, no Acquiring Fund shall assume or be bound by any of the liabilities of the Corresponding Acquired Fund listed on Exhibit B attached hereto (the “Excluded Liabilities”).

1.4              LIQUIDATION AND DISTRIBUTION. On the Closing Date, each Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In each Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the respective Acquired Fund on the books of the Corresponding Acquiring Fund to open accounts on the share records of the Corresponding Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the respective Acquired Fund, and each Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Funds shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the respective Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5              OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Corresponding Acquiring Fund’s transfer agent.

1.6              TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the respective Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7              TERMINATION. As soon as practicable on or after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law, and termination of its registration with the Securities and Exchange Commission (“SEC”) and NYSE Arca, Inc. After the Closing Date, the Acquired Funds shall not conduct any business except in connection with their dissolution.

1.8              REPORTING. Any reporting responsibility of the Acquired Funds, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the SEC or other regulatory authority, the exchange on which the Acquired Funds’ shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Corresponding Acquired Fund or its duly appointed agent.

1.9              BOOKS AND RECORDS. Each Acquired Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Corresponding Acquiring Fund, or its designated agent, of the Acquired Fund’s books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1              VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by each Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be determined in the manner set forth in Amplify Trust’s Agreement and Declaration of Trust, or By-Laws, each Acquiring Fund’s then-current prospectus and statement of additional information and the procedures adopted by Amplify Trust’s Board of Trustees. On the Closing Date, each Acquired Fund shall record the value of the Acquired Assets, as valued pursuant to this paragraph 2.1, on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Corresponding Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter. The NAV per share of Acquired Fund Shares shall be determined in the manner set forth in ETFMG’s Agreement and Declaration of Trust, or By-Laws, each Acquired Fund’s then-current prospectus and statement of additional information and the procedures adopted by ETFMG’s Board of Trustees. The NAV per share of the Acquiring Fund shares issued in connection with each

Reorganization shall be the NAV per share of the respective Acquired Fund as of the close of business on the Closing Date. All Acquiring Fund shares delivered to an Acquired Fund Shareholder will be delivered at NAV without the imposition of a sales load, commission, transaction fee or other similar fee.

2.2      VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in each Reorganization in exchange for the Corresponding Acquired Fund’s net assets as described in Article I shall be determined by USB Fund Services by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with paragraph 2.1 hereof. Shareholders of record of the Acquired Fund at the Closing will be credited with full shares of the Corresponding Acquiring Fund.

2.3      DETERMINATION OF VALUE. All computations of value with respect to the Acquired Funds shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Funds, and confirmed by USB Fund Services. Amplify Trust and ETFMG agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Funds that will be transferred to the Acquiring Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1              CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [__________________, 2023], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of ETFMG at 30 Maple Street, Suite 2, Summit, NJ 07901 or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2              CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of each Acquired Fund shall be made available by such Acquired Fund to the Corresponding Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank National Association (“USBNA”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Corresponding Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by such Acquired Fund.

3.3              EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4              TRANSFER AGENT’S CERTIFICATE. Each Acquired Fund shall cause U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“USB Fund Services”), as its transfer agent, as of the Closing Date to deliver at the Closing to the Secretary of Amplify Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause USB Fund Services, its transfer agent, to issue and deliver to the Secretary of ETFMG a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Corresponding Acquired Fund that such Acquiring Fund Shares have been credited to the Corresponding Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1              REPRESENTATIONS OF THE ACQUIRED FUNDS. ETFMG and the Acquired Funds represent and warrant to Amplify Trust and the Acquiring Funds as follows:

(a)         Each Acquired Fund is a separate series of ETFMG, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. ETFMG has the power to own all of its properties and assets and, subject to approval by the Acquired Funds’ shareholders, to perform its obligations under this Agreement.

(b)         Each Acquired Fund is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act, is in full force and effect.

(c)         The Acquired Fund Prospectus conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)         The Acquired Funds are not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Agreement and Declaration of Trust of ETFMG or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Funds are a party or by which they are bound.

(e)         The Acquired Fund Shares are the only outstanding equity interests in the Acquired Funds. Any initial Acquired Fund Shares issued to a seed capital investor (including Acquired Fund Shares issued to the investment advisors of the Acquiring Funds or an affiliate thereof) have been redeemed.

(f)          The Acquired Funds have no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Funds.

(g)         Except as otherwise disclosed in writing to and accepted by the Acquiring Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Funds or any of their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Acquired Funds to carry out the transactions contemplated by this Agreement. The Acquired Funds know of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Funds’ business or their ability to consummate the transactions contemplated herein.

(h)         The financial statements of each Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corresponding Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Funds as of that date not disclosed in such statements.

(i)          Since the end of each Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Funds’ financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Funds of material indebtedness, except as otherwise disclosed in writing to and accepted by the Corresponding Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or creating or redemption activity by authorized participants shall not constitute a material adverse change.

(j)          All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by each Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of ETFMG, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of ETFMG, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, escheat, unclaimed property or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). None of the Acquired Funds have changed their annual accounting period within the 60-month period ending on the Closing Date.

(k)         All issued and outstanding shares of the Acquired Funds are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Funds and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Funds’ transfer agent as provided in paragraph 3.4. The Acquired Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l)          At the Closing Date, each Acquired Fund will have good and valid title to such Acquired Fund’s Acquired Assets to be transferred to the Corresponding Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Corresponding Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Corresponding Acquiring Fund.

(m)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Funds. Subject to approval by the Acquired Funds’ shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)         The information to be furnished by the Acquired Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)         From the mailing of each proxy statement/prospectus contained in the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Funds’ shareholders and on the Closing Date, any written information furnished by ETFMG with respect to the Acquired Funds for use in each N-14 Registration Statement, each N-1A Registration Statement Amendment (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)         ETFMG has in effect an election to treat each Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. Each Acquired Fund is a fund that is treated as a corporation separate from each other series of ETFMG under Section 851(g) of the Code. The Acquired Funds have no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. Each Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), each Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. Each Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. Each Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q)         Each Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in such Acquired Fund Prospectus, except as previously disclosed in writing to the Corresponding Acquiring Fund.

(r)          The Acquiring Fund Shares to be issued to the Acquired Funds pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s)          No consents, approvals, authorizations or filings from any governmental entity or FINRA are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by ETFMG, for itself and on behalf of the Acquired Fund, except for the effectiveness of each N-1A Registration Statement Amendment and each N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t)          The books and records of each Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Corresponding Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u)         Each Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)         Each Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w)         Each Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2              REPRESENTATIONS OF THE ACQUIRING FUNDS. Amplify Trust and the Acquiring Funds represent and warrant to ETFMG and the Acquired Funds as follows:

(a)         Each Acquiring Fund is a separate series of Amplify Trust, a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Amplify Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b)         Amplify Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)         The current Prospectus and Statement of Additional Information of each Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)         The Acquiring Funds are not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of Amplify Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Funds are a party or by which they are bound.

(e)         Except as otherwise disclosed in writing to and accepted by the Acquired Funds, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Funds or any of their properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of their business or the ability of the Acquiring Funds to carry out the transactions contemplated by this Agreement. The Acquiring Funds know of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)          There shall be no issued and outstanding shares of the Acquiring Funds prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Funds or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as each Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Funds prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Funds in a non-interest bearing account.

(g)         All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Funds. The Acquiring Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h)         The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Funds, and this Agreement constitutes a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)          The information to be furnished by the Acquiring Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)          From the mailing of each proxy statement/prospectus contained in the N-14 Registration Statement through the time of the meeting of each Acquired Fund’s shareholders and on the Closing Date, any written information furnished by Amplify Trust with respect to the Acquiring Funds for use in each N-14 Registration Statement, each N-1A Registration Statement Amendment or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)         Each Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)          No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by Amplify Trust, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by Amplify Trust, for itself and on behalf of the Acquiring Funds, except for the effectiveness of each N-1A Registration Statement Amendment and each N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)        Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, Amplify Trust expects that each Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, each Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n)         Each Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Corresponding Acquired Fund other than any Excluded Liability of such Corresponding Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the respective Reorganization, the Acquiring Fund will possess solely assets and liabilities, other than Excluded Liabilities of such Corresponding Acquired Fund, that were possessed by the Corresponding Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares. Immediately following the liquidation of each Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of each Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3              REPRESENTATIONS OF AMPLIFY TRUST. Amplify Trust represents and warrants to ETFMG as follows:

(a) Amplify Trust has filed one or more post-effective amendments to its registration statement on Form N-1A (“N-1A Registration Statement Amendment”) for the purpose of registering the Acquiring Funds under the 1940 Act.

(b) Amplify Trust has adopted compliance policies and procedures that are reasonably designed to prevent violation of the federal securities laws.

4.4              REPRESENTATIONS OF ETFMG. ETFMG represents and warrants to Amplify Trust that ETFMG has adopted compliance policies and procedures that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1              OPERATION IN ORDINARY COURSE. Each of the Acquiring Funds and the Acquired Funds will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and creation and redemption activity of authorized participants in the case of the Acquired Funds and redemptions of the Initial Shares in the case of the Acquiring Funds.

5.2              APPROVAL OF SHAREHOLDERS. ETFMG will call a special meeting of each Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3              ADDITIONAL INFORMATION. The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4              FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and Acquired Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5              STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Corresponding Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Corresponding Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Corresponding Acquiring Fund as a result of Section 381 of the Code, and which will be certified by ETFMG’s Treasurer.

5.6              PREPARATION OF N-14 REGISTRATION STATEMENT. Amplify Trust will prepare and file with the SEC one or more registration statements on Form N-14 (each, an “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. Each Acquired Fund will provide the Corresponding Acquiring Fund with the materials and information necessary to prepare the applicable N-14 Registration Statement.

5.7              INDEMNIFICATION.

(a) Each Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Corresponding Acquired Fund and the Corresponding Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Corresponding Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) (i) Each Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Corresponding Acquiring Fund and the Corresponding Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, and (ii) ETF Managers Group agrees to indemnify and hold harmless the Acquiring Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on Excluded Liabilities of such Acquired Fund (“ETFMG Losses”), it being understood that with respect to each such indemnification obligation, all ETFMG Losses shall be net of any unaffiliated third-party insurance or indemnity, contribution or similar proceeds that have been actually recovered by the Acquiring Fund Indemnified Person from such unaffiliated third-party in connection with the facts giving rise to the right of indemnification, and the Acquiring Fund Indemnified Person shall use, and cause its affiliates to use, commercially reasonable efforts (with no obligation to litigate) to seek full recovery under all unaffiliated third-party insurance and indemnity, contribution or similar provisions covering such ETFMG Loss. With respect to any indemnification regarding an Excluded Liability described in subpart (b) of Exhibit B, the Amplify Trust and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof shall also be deemed Acquiring Fund Indemnified Persons.

5.8              TAX RETURNS. ETFMG covenants that by the time of the Closing, all of the Acquired Funds’ federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9              CLOSING DOCUMENTS. At the Closing, ETFMG will provide Amplify Trust with the following:

(a)         A certificate, signed by the President and the Treasurer or Assistant Treasurer of ETFMG on behalf of the Acquired Funds, stating each Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of each Acquired Fund in all securities or investments transferred to the Corresponding Acquiring Fund.

(b)         A copy of any Tax books and records of each Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Corresponding Acquiring Fund after the Closing.

(c)         A copy (which may be in electronic form) of the shareholder ledger accounts of each Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each such shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with each Acquired Fund with respect to each shareholder; and such information as Amplify Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by ETFMG’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d)         All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to each Acquired Fund.

5.10            TAX TREATMENT. Each Acquiring Fund and Acquired Fund intend that the respective Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Funds nor the Acquired Funds shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganizations to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corresponding Acquiring Fund of all the obligations to be performed by the Corresponding Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1              All representations, covenants, and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to the Corresponding Acquired Fund a certificate executed in the Acquiring Fund’s name by Amplify Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Corresponding Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Corresponding Acquired Fund shall reasonably request.

6.2              Amplify Trust, on behalf of each Acquiring Fund, shall have executed and delivered to ETFMG an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the liabilities of the Corresponding Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement other than the Excluded Liabilities of such Corresponding Acquired Fund.

6.3              Each Acquired Fund shall have received on the Closing Date an opinion of Chapman and Cutler LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(i)          this Agreement has been duly authorized, executed, and delivered by Amplify Trust, on behalf of the Acquiring Funds, and, assuming due authorization, execution, and delivery of the Agreement by ETFMG, on behalf of the Acquired Funds, is a valid and binding obligation of Amplify Trust, on behalf of the Acquiring Funds, enforceable against the Acquiring Funds in accordance with its terms; and

(ii)         to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Amplify Trust or the Acquiring Funds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

6.4              In connection with the opinions contemplated by Section 6.3, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Amplify Trust.

6.5              The N-1A Registration Statement Amendments filed by Amplify Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.6              As of the Closing Date with respect to the Reorganization of each Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Corresponding Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Corresponding Acquiring Fund from those fee amounts and undertakings of the Corresponding Acquiring Fund described in the applicable N-14 Registration Statement or N-1A Registration Statement Amendment.

6.7              The Amplify Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of Amplify Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by each Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1              All representations, covenants, and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Acquired Fund shall have delivered to the Corresponding Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by ETFMG’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Corresponding Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Corresponding Acquiring Fund shall reasonably request.

7.2              ETFMG, on behalf of each Acquired Fund, shall have duly executed and delivered to Amplify Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of each Acquired Fund in and to the Acquired Assets.

7.3              Each Acquiring Fund shall have received on the Closing Date an opinion of Eversheds Sutherland (US) LLC, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)          this Agreement has been duly authorized, executed, and delivered by ETFMG, on behalf of the Acquired Funds, and, assuming due authorization, execution, and delivery of the Agreement by Amplify Trust, on behalf of the Acquiring Funds, is a valid and binding obligation of ETFMG, on behalf of the Acquired Funds, enforceable against ETFMG and the Acquired Funds in accordance with its terms; and

(ii)         to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by ETFMG or the Acquired Funds of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

7.4              In connection with the opinions contemplated by Section 7.3, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of ETFMG.

7.5              Each Acquired Fund shall have delivered to the Corresponding Acquiring Fund the documents and information described in Article III and in paragraphs 5.5 and 5.9 as well as any other certificates or documents as may be deemed necessary or desirable by the Corresponding Acquiring Fund in connection with the Closing.

7.6              The ETFMG Board of Trustees, including a majority of Trustees who are not “interested persons” of ETFMG as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquired Fund and that the interests of the existing shareholders of each Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUNDS AND ACQUIRED FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Acquired Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Funds or the Acquiring Funds, the transactions contemplated by this Agreement shall not be consummated:

8.1              This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with Delaware law and the provisions of the Agreement and Declaration of Trust of ETFMG. Certified copies of the resolutions evidencing such approval shall have been delivered to the Corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Corresponding Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2              On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3              All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may waive any such conditions for itself.

8.4              Each of the N-1A Registration Statement Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5              ETFMG and Amplify Trust shall have received the opinion of Chapman and Cutler LLP dated as of the Closing Date and addressed to Amplify Trust and ETFMG, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)         Each Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each applicable Acquiring Fund and the Corresponding Acquired Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

(b)         No gain or loss will be recognized by the Acquired Funds upon the transfer of all the Acquired Assets to the Corresponding Acquiring Funds solely in exchange for the Acquiring Fund Shares and the assumption by the Corresponding Acquiring Funds of all the liabilities of the Acquired Funds other than the Excluded Liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)         The tax basis in the hands of each Acquiring Fund of each Acquired Asset transferred from the Corresponding Acquired Fund to the Acquiring Fund in the applicable Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Corresponding Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Corresponding Acquired Fund on the transfer;

(d)         The holding period in the hands of each Acquiring Fund of each Acquired Asset transferred from the Corresponding Acquired Fund to the Acquiring Fund in the applicable Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Corresponding Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)         No gain or loss will be recognized by the Acquiring Funds upon receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Funds of all the liabilities of the Acquired Funds other than the Excluded Liabilities as part of the Reorganizations;

(f)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganizations;

(g)         The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganizations will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)         Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganizations will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)          The taxable years of the Acquired Funds will not end as a result of the Reorganizations.

Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1              Except as otherwise provided for herein, Amplify (or any affiliate thereof) and ETF Managers Group (or any affiliate thereof) shall each bear 50% of all fees, costs and expenses incurred by the Amplify Trust and ETFMG with respect to the transactions and the proxy solicitation process contemplated by this Agreement and the vote and approval of the Trustees and the shareholders of the Acquired Funds thereof (“Reorganization Expenses”); provided however, Amplify shall not be obligated to pay ETF Managers Group for Reorganization Expenses in access of $2,000,000. Such Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of each N-14 Registration Statement and other proxy materials; (b) postage; (c) printing; and (d) solicitation costs of the transactions; provided, however, notwithstanding anything to the contrary in this Agreement, each of Amplify Trust and ETFMG shall be solely responsible for the payment of its own respective legal fees, including fees of the counsel to Amplify Trust and ETFMG, respectively (including counsel to its respective Independent Trustees), fees of its respective service providers in connection with the conversion and any fees of its respective auditors and accountants.

Amplify (or any affiliate thereof) and ETF Managers Group (or any affiliate thereof) shall remain so liable for their respective shares of the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Funds or the Acquiring Funds to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or otherwise result in the imposition of tax on either the Acquired Funds or the Acquiring Funds or on any of their respective shareholders.

9.2              At the Closing, Amplify (or any affiliate thereof) and ETF Managers Group shall each pay its respective share of the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance of Reorganization Expenses when finally calculated and delivered to Amplify and ETF Managers Group shall be paid by Amplify (or any affiliate thereof) or ETF Managers Group (or any affiliate thereof), as applicable, within thirty (30) days after receipt thereof.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1            Amplify Trust, on behalf of each Acquiring Fund, and ETFMG, on behalf of each Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2            The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1            This Agreement may be terminated by the mutual agreement of Amplify Trust and ETFMG. In addition, either Amplify Trust or ETFMG may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2            In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Funds, the Acquired Funds, Amplify Trust, ETFMG, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1            This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds; provided, however, that following the meeting of each Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5            It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Amplify Trust personally, but shall bind only the trust property of the Acquiring Funds, as provided in the Amended and Restated Agreement and Declaration of Trust of Amplify Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Amplify Trust on behalf of the Acquiring Funds and signed by authorized officers of Amplify Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Funds as provided in Amplify Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6            It is expressly agreed that the obligations of the Acquired Funds hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of ETFMG personally, but shall bind only the trust property of the Acquired Funds, as provided in the Agreement and Declaration of Trust of ETFMG. The execution and delivery of this Agreement have been authorized by the Trustees of ETFMG on behalf of the Acquired Funds and signed by authorized officers of ETFMG, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in ETFMG’s Agreement and Declaration of Trust.

13.7            Except as provided in Section 5.7(b), each of Amplify Trust, on behalf of the Acquiring Funds, and ETFMG, on behalf of the Acquired Funds, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Funds or Acquired Funds or in connection with the transactions contemplated herein with respect to the Acquiring Funds or Acquired Funds shall be discharged only out of the assets of the Acquiring Funds or Acquired Funds and that no other series of Amplify Trust or ETFMG shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1            Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1            ETFMG and Amplify Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Funds and Acquiring Funds for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Funds shall not be required to maintain any such documents that it has delivered to the Acquiring Funds.

15.2            Any reporting responsibility of the Acquired Funds is and shall remain the responsibility of the Acquired Funds, up to and including the date of the Closing, and such later date on which the Acquired Funds is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ETF MANAGERS TRUST on behalf of the Acquired Fund		AMPLIFY ETF TRUST on behalf of the Acquiring Fund
By:		By:	_______________________________________
Name:		Name:
Title:		Title:
AMPLIFY INVESTMENTS LLC solely with respect to Article IX		ETF Managers Group, LLC solely with respect to Section 5.7(b) and Article IX
By:	_______________________________________	By:	_______________________________________
Name:		Name:
Title:		Title:

EXHIBIT A

FUNDS

Acquired Funds
Wedbush ETFMG Video Game Tech ETF
Wedbush ETFMG Global Cloud Technology ETF
ETFMG Prime Cyber Security ETF
ETFMG Prime Mobile Payments ETF
ETFMG Treatments, Testing and Advancements ETF
BlueStar Israel Technology ETF
ETFMG Alternative Harvest ETF
ETFMG U.S. Alternative Harvest ETF
ETFMG Prime Junior Silver Miners ETF
AI Powered Equity ETF
ETFMG Travel Tech ETF
Etho Climate Leadership US ETF

Acquiring Funds
Amplify Video Game Tech ETF
Amplify Global Cloud Technology ETF
Amplify Cyber Security ETF
Amplify Mobile Payments ETF
Amplify Treatments, Testing and Advancements ETF
Amplify BlueStar Israel Technology ETF
Amplify Alternative Harvest ETF
Amplify U.S. Alternative Harvest ETF
Amplify Junior Silver Miners ETF
Amplify AI Powered Equity ETF
Amplify Travel Tech ETF
Amplify Etho Climate Leadership US ETF

EXHIBIT B

Excluded Liabilities

(a) Expenses of the Acquired Funds to be paid by ETF Managers Group under the Amended and Restated ETF Managers Trust Investment Advisory Agreement dated as of June 24, 2016, as amended, by and between ETFMG and ETF Managers Group (the “Advisory Agreement”).

(b) Any liability, loss, damages, claim, action, complaint, debt, suit, cause of action, investigation, or proceeding of any kind whatsoever, including arising out of or relating to third-party claim or any investigation, examination, or action by the Securities and Exchange Commission or any other governmental authority, by reason of or arising out of ETF Managers Group willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Advisory Agreement or its reckless disregard of its obligations and duties under the Advisory Agreement, whether asserted, instituted, or commenced prior to or after the Closing.

APPENDIX B — FINANCIAL highlights OF THE TARGET FUNDS

Each Acquiring Fund will adopt the financial statements of the applicable Target Fund, the accounting survivor of each Reorganization. The audited and unaudited financials of the Target Funds are included in the Target Funds Annual Report and Target Funds Semi-Annual Report, respectively, which are incorporated herein by reference.

The financial highlights table is intended to help you understand the Target Funds’ financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended September 30 has been audited by WithumSmith+Brown, PC, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements for such period, is included in the Target Funds’ annual report, which is available upon request. Information for the period ended March 31, 2023 is unaudited, and the Target Funds’ financial statements for such period are included in the Target Fund’s semi-annual report, which is available upon request.

B-1

APPENDIX C — OWNERSHIP OF SHARES OF THE TARGET FUNDS

Principal Holders Tables

Target HACK Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	20.24%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	13.17%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	12.03%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	6.62%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.39%

Target IPAY Fund

Name and Address of Owner	Percentage of Record Ownership
Citibank, N.A. 388 Greenwich Street New York, NY 10004	20.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	15.26%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.84%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	6.35%
Bank of New York Mellon 240 Greenwich Street New York, NY 10286	6.11%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.60%

Target SILJ Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	19.33%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	16.75%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	10.25%

Name and Address of Owner	Percentage of Record Ownership
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	6.09%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.94%
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	5.46%

Target MJ Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	20.47%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	18.91%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	8.20%
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	7.01%
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	5.77%

Target MJUS Fund

Name and Address of Owner	Percentage of Record Ownership
ETFMG Alternative Harvest ETF c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	97.19%

Target GAMR Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	13.21%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	12.56%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.67%
APEX Clearing Corporation 350 North St. Paul Street #1300 Dallas, TX 75201	10.55%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.35%

Target ITEQ Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	19.04%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.44%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	10.06%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.57%
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.58%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	5.34%

Target GERM Fund

Name and Address of Owner	Percentage of Record Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.49%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	18.79%
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	7.83%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.05%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	6.41%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	6.02%
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	5.93%

Target IVES Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.45%
Wedbush Securities, Inc. 1000 Wilshire Blvd. Los Angeles, CA 90017	15.11%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.33%
Citibank, N.A. 388 Greenwich Street New York, NY 10004	7.36%
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.02%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.77%

Target AIEQ Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	21.03%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.93%
APEX Clearing Corporation 350 North St. Paul Street #1300 Dallas, TX 75201	19.19%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	6.43%

Target AWAY Fund

Name and Address of Owner	Percentage of Record Ownership
Citibank, N.A. 388 Greenwich Street New York, NY 10004	16.57%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	14.15%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	12.90%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	6.06%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.79%

Target ETHO Fund

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	35.19%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	18.80%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	7.60%
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.25%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303	6.16%
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	5.12%

APPENDIX D — SHAREHOLDER INFORMATION FOR THE ACQUIRING FUNDS

Buying and Selling Fund Shares

Each Acquiring Fund (for purposes of this Appendix D, a “Fund” and together, the “Funds”) issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI tot his Proxy Statement.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares on an exchange are based on market price and may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Fund Shares

Shares may be purchased and redeemed directly from the Funds only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Funds impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs a Fund incurs in effecting trades. In addition, the Funds reserve the right to not accept orders from APs that Amplify has determined may be disruptive to the management of a Fund or otherwise are not in the best interests of a Fund. For these reasons, the Board of the Amplify Trust (for purposes of this Appendix D, the “Board”) has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Determination of Net Asset Value

Each Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

Each Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which a Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Each Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing a Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify determines that the closing price of the security is unreliable, Amplify will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The SEC adopted Rule 12d1-4 under the 1940 Act, which the Fund are required to comply with. Under Rule 12d1-4, the Funds may, subject to certain conditions, invest in other registered investment companies and other registered investment companies may invest in the Funds beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Delivery of Shareholder Documents — Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this Combined Proxy Statement and Prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

Taxes on Distributions

Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of your Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes of Exchange-Listed Share Sales

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchase and Redemption of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If a Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will generally be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the SAI to this Proxy Statement for more information.

DISTRIBUTION PLAN

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT Information

Information showing the number of days the market price of each Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), will be available at www.amplifyetfs.com after the Reorganization.

OTHER SERVICE Providers

Foreside Fund Services, LLC serves as distributor and principal underwriter of the Creation Units of the Funds. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Amplify Trust pursuant to which it distributes the Funds’ shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Funds. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Amplify Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds.

APPENDIX E

ETF MANAGERS TRUST

Audit Committee Charter

The Audit Committee (the “Committee”) of ETF Managers Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (“Trustees”) of the Trust and each of its series (each a “Fund,” collectively the “Funds”). The Committee shall designate as chairperson any Trustee duly elected and appointed at any regular or special meeting of the Board of Trustees (the “Board”).

Each member of the Committee must be financially literate, as such qualification is interpreted by the Trust’s Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

Meetings of the Committee may be called by the chairperson or by a majority of the members of the Committee. The presence of a majority of the members shall be necessary to constitute a quorum for any meeting and a vote of the majority of the members shall be required in order for the Committee to take action.

The purpose of the Committee is to:

•        Oversee the Funds’ accounting and financial reporting policies and practices and their internal controls;

•        Oversee the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits;

•        Oversee the quality and objectivity of the Funds’ financial statements and the independent audits thereof; and

•        Act as liaison between the Funds’ independent registered public accounting firm (“Independent Auditor”) and the full Board, with oversight of any fees associated with audit and permissible non-audit services.

The responsibilities of the Committee include:

•        Pre-approving the selection of the Independent Auditor(s) for the Funds and recommending to the full Board the selection, retention or termination, as appropriate, of the Independent Auditor, including whether the Independent Auditor provides any consulting, auditing or non-audit services to the Funds, an investment advisor to the Funds, or an affiliate of an investment advisor. The Committee shall review the Independent Auditor’s specific representations as to its independence. At least annually, the Committee shall obtain and review a report by the Independent Auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the Independent Auditor’s independence) all relationships between the Independent Auditor and the Trust.

•        Reviewing the Independent Auditor’s compensation for audit and non-audit services in accordance with the pre-approval requirements set forth below, as well as the proposed terms of their engagement. Each Fund shall provide for appropriate funding, as determined by the Committee, to compensate the Independent Auditor for any authorized service provided to each such Fund.

•        Meeting with the Independent Auditor, including private meetings, as necessary to provide such Independent Auditor the opportunity to report to the Committee, on a timely basis, all critical accounting policies and practices to be used in conjunction with the audits and to otherwise meet with the Independent Auditor to fulfill the other responsibilities enumerated in this Charter.

•        Recommending to the Board, when the Committee deems it advisable, that the Independent Auditor engages in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

•        Reviewing the arrangements for and scope of the audit of annual financial statements for the Funds.

•        Reviewing annual financial statements and unaudited semiannual financial statements, including any adjustments to those statements recommended by the Independent Auditor, and any significant issues that arose in connection with the preparation of those financial statements.

•        Reviewing, as appropriate and in consultation with the Independent Auditor, accounting policies and procedures applicable to the Fund as well as any management responses to comments relating to those policies and procedures.

•        Being directly responsible for the oversight of the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust.

•        Reviewing the Independent Auditor’s opinions.

•        Considering, in consultation with the Independent Auditor, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

•        Considering, in consultation with the Independent Auditor, any financial-related risks that exist in connection with internal controls and the publicly reported financial statements.

•        Discussing policies with respect to risk assessment and risk management.

•        Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

•        Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

•        Meeting regularly with the Treasurer of the Trust to discuss any issues arising from the Committee’s responsibilities.

•        Meeting at least annually with the Independent Auditor to discuss any issues arising from the Committee’s responsibilities.

•        Generally acting as the liaison between the Independent Auditor and the Board.

•        Annually reviewing and, as appropriate, implementing changes to its Charter.

•        Serving as a “qualified legal compliance committee” (as such term is defined in 17 CFR Part 205), the duties and responsibilities of which are listed below.

Before any Independent Auditor is engaged by a Fund to render audit or non-audit services, either:

(i)     The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this paragraph shall be presented to the full Committee at each of its scheduled meetings; or

(ii)    The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval standards established by the Committee. Any such standards are detailed as to the particular series and may not involve any delegation of the Committee’s responsibilities to an investment advisor. The Committee must be informed of each service entered into.

Pre-approval for any service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by such Fund to the Independent Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit;

The Committee shall pre-approve any non-audit services proposed to be provided by the Independent Auditor to (1) any investment advisor, and/or (2) any entity controlling, controlled by, or under common control with any such investment advisor, that provides ongoing services to a Fund, if the Independent Auditor’s engagement with the investment advisor or any such control persons relates directly to the operations and financial reporting of a Fund.

An Independent Auditor who is performing the audit for a Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

•        Bookkeeping or other services related to the accounting records or financial statements of a Fund;

•        Financial information systems design and implementation;

•        Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•        Actuarial services;

•        Internal audit outsourcing services;

•        Broker or dealer, investment adviser, or investment banking services;

•        Legal services and expert services unrelated to the audit; and

•        Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Independent Auditor is responsible for informing the Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and/or other experts or consultants, including financial experts, at the expense of a Fund.

Limit on Committee Responsibility.    The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The service providers together with management of the Funds have the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the Independent Auditor has the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same scope or quality as the audit prepared by the Independent Auditor.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Board as a whole. In addition, subject to the general oversight responsibility of the Board, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Valuation Committee. Accordingly, the Committee is in no way responsible for the day-to-day operational aspects of the valuation process.

Qualified Legal Compliance Committee Duties and Responsibilities

•        An attorney reporting a “material violation” under 17 CFR Part 205 (“Reporting Attorney”), is permitted to report evidence of such material violation directly to the qualified legal compliance committee, which is comprised of all Committee members (“QLCC”).

•        The QLCC shall direct that the Funds’ Chief Legal Officer (“CLO”) provide contact information to all attorneys who provide services to the Funds and would be deemed to be practicing before the SEC under the Attorney Rules for one or more members of the QLCC so that confidentiality can be ensued for any attorney who reports evidence of a material violation.

•        The QLCC shall designate an appropriate repository for the retention of materials generated in connection with the receipt of any report of a material violation by the QLCC.

•        Once a report of evidence of a material violation by the Funds, the officers, directors, employees or agents has been received by the QLCC, the QLCC has the authority and responsibility to:

(i)     inform the CLO and the President of the Funds of such report (except in the case where the Reporting Attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and the President of the Funds, and has informed the QLCC of such belief);

(ii)    determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

A.     notify the full Board;

B.     initiate an investigation, which may be conducted either by the QLCC or by outside attorneys; and

C.     retain such additional expert personnel as the QLCC deems necessary;

and, at the conclusion of such investigation,

A.     recommend, by majority vote, that the Funds implement an appropriate response to evidence of a material violation; and

B.      inform the CLO and the President of the Funds and the Board of the results of any such investigation and the appropriate remedial measures; and

(iii)   by majority vote, take all other appropriate action, including notifying the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the QLCC has recommended.

Adopted: October 3, 2012
Amended: October 26, 2017
Amended: December 9, 2020

APPENDIX F

ETF MANAGERS TRUST

Nominating Committee Charter

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”). This Charter will be reviewed annually by the Board.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees, including Independent Trustees (as defined below). Selection and nomination refers to the process by which Board candidates (each, a “Candidate”) are researched, recruited, considered and formally named.

The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Nominating Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Independent Trustees shall designate the Chairperson of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise. Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members. A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner. The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process for Candidates at all times should rest with the Nominating Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s Bylaws and applicable law. Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust’s Bylaws or under applicable law. Unless required otherwise by the Bylaws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Nominating Committee invites such suggestions, and the investment adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Candidates.

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as a Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s Bylaws. With respect to Independent Trustees, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition.

The Committee shall meet with the candidate to review the independence and qualifications of such candidate, and shall meet as a group without the candidate to discuss the candidate. Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval.

Nominee Considerations

In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder or investment adviser, each candidate must:

1.      Display the highest personal and professional ethics, integrity and values;

2.      Have the ability to exercise sound business judgment;

3.      Must be highly accomplished in his or her respective field;

4.      Have a relevant expertise and experience;

5.      Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6.      Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

Other

In performing its duties, the Nominating Committee shall:

1.      Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board. The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.      Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.      As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.      Consider such other matters as may be from time to time referred to it by the Board; and

5.      Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: October 3, 2012

Amended: October 26, 2017

Amended: June 29, 2020

Statement of Additional Information
September 28, 2023

FOR THE REORGANIZATION OF

Wedbush ETFMG Video Game Tech ETF a series of ETF Managers Trust	into	Amplify Video Game Tech ETF a series of Amplify ETF Trust

Wedbush ETFMG Global Cloud Technology ETF a series of ETF Managers Trust	into	Amplify Global Cloud Technology ETF a series of Amplify ETF Trust

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust	into	Amplify Cybersecurity ETF a series of Amplify ETF Trust

ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust	into	Amplify Mobile Payments ETF a series of Amplify ETF Trust

ETFMG Treatments, Testing and Advancements ETF a series of ETF Managers Trust	into	Amplify Treatments, Testing and Advancements ETF a series of Amplify ETF Trust

Etho Climate Leadership US ETF a series of ETF Managers Trust	into	Amplify Etho Climate Leadership U.S. ETF a series of Amplify ETF Trust

BlueStar Israel Technology ETF a series of ETF Managers Trust	into	Amplify BlueStar Israel Technology ETF a series of Amplify ETF Trust

ETFMG Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG U.S. Alternative Harvest ETF a series of ETF Managers Trust	into	Amplify U.S. Alternative Harvest ETF a series of Amplify ETF Trust

ETFMG Prime Junior Silver Miners ETF a series of ETF Managers Trust	into	Amplify Junior Silver Miners ETF a series of Amplify ETF Trust

AI Powered Equity ETF a series of ETF Managers Trust	into	Amplify AI Powered Equity ETF a series of Amplify ETF Trust

ETFMG Travel Tech ETF a series of ETF Managers Trust	into	Amplify Travel Tech ETF a series of Amplify ETF Trust

ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873		Amplify ETF Trust 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 (855) 267-3837

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This Statement of Additional Information (the “SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated September 28, 2023, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Wedbush ETFMG Video Game Tech ETF (“Target GAMR”), Wedbush ETFMG Global Cloud Technology ETF (“Target IVES”), ETFMG Prime Cyber Security ETF (“Target HACK”), ETFMG Prime Mobile Payments ETF (“Target IPAY”), ETFMG Treatments, Testing and Advancements ETF (“Target GERM”), BlueStar Israel Technology ETF (“Target ITEQ”), ETFMG Alternative Harvest ETF (“Target MJ”), ETFMG U.S. Alternative Harvest ETF (“Target MJUS”), ETFMG Prime Junior Silver Miners ETF (“Target MJUS”), AI Powered Equity ETF (“Target AIEQ”), ETFMG Travel Tech ETF (“Target AWAY”) and Etho Climate Leadership US ETF (“Target ETHO”) (each, a “Target Fund”, and together, the “Target Funds”), each a series of ETF Managers Trust (the “ETFM Trust”), a Delaware statutory trust, to be held on November 21, 2023. A copy of the Combined Proxy Statement/Prospectus is available by calling (833) 553-5076. Please retain this document for future reference.

This SAI, relating specifically to the proposed reorganizations of the Target Funds into the Amplify Video Game Tech ETF (“GAMR”), the Amplify Global Cloud Technology ETF (“IVES”), the Amplify Cybersecurity ETF (“HACK”), the Amplify Mobile Payments ETF (“IPAY”), the Amplify Treatments, Testing and Advancements ETF (“GERM”), the Amplify BlueStar Israel Technology ETF (“ITEQ”), the Amplify Alternative Harvest ETF (“MJ”), the Amplify U.S. Alternative Harvest ETF (“MJUS”), the Amplify Junior Silver Miners ETF (“SILJ”), the Amplify AI Powered Equity ETF (“AIEQ”), the Amplify Travel Tech ETF (“AWAY”) and the Amplify Etho Climate Leadership U.S. ETF (“ETHO”) (each, an “Acquiring Fund”, and together, the “Acquiring Funds”), each a newly established series of Amplify ETF Trust (the “Trust”), a Massachusetts business trust, consists of this document and the following documents of the Target Funds, each of which has been filed with the Securities and Exchange Commission and is incorporated by reference into this SAI (which means these documents are considered legally to be part of this SAI):

1.      Statement of Additional Information of the Target Funds dated January 31, 2023;

2.      Semi-Annual Report to Shareholders of the Target Funds for the fiscal period ended March 31, 2023 (File No. 811-22310); and

3.      Annual Report to Shareholders of the Target Funds for the fiscal year ended September 30, 2022 (File No. 811-22310).

The Acquiring Funds currently have no assets or liabilities. The Acquiring Funds will commence operations upon the completion of the Reorganizations and will continue the operations of the Target Funds. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The term “Fund” or “Funds” as used in this SAI, refers to the Acquiring Funds. The term “Predecessor Fund” or “Predecessor Funds” as used in this SAI, refers to the Target Funds.

S-i

General Information about the Trust

The Trust was organized as a Massachusetts business trust on January 6, 2015 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in 27 series, including the Funds, each a non-diversified series.

This SAI relates to the Funds. On or about December 15, 2023, the Funds will acquire all the assets and liabilities of the Wedbush ETFMG Video Game Tech ETF, Wedbush ETFMG Global Cloud Technology ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Treatments, Testing and Advancements ETF, BlueStar Israel Technology ETF, ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF, ETFMG Prime Junior Silver Miners ETF, AI Powered Equity ETF, ETFMG Travel Tech ETF and Etho Climate Leadership US ETF, each a series of the ETF Managers Trust (the “Predecessor Funds”). The Funds will adopt the prior performance and financial history of the Predecessor Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Funds with any service provider or other agent to or contractor with the Trust or the Funds including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of a Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Funds and any contract or agreement entered into by the Trust or the Funds governed by applicable state law do not affect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders a Fund’s shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the applicable Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the applicable Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the applicable Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the applicable Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Funds are advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Penserra Capital Management (“Penserra”) serves as investment sub-adviser to the Amplify Cybersecurity ETF, Amplify Mobile Payments ETF, Amplify Video Game Tech ETF, and Amplify Global Cloud Technology ETF and Toroso Investment, LLC (“Toroso” and collectively with Penserra, the “Sub-Advisors”) serves as investment sub-adviser to the Amplify Junior Silver Miners ETF, Amplify Alternative Harvest ETF, Amplify U.S. Alternative Harvest ETF, Amplify BlueStar Israel Technology ETF, Amplify Treatments Testing & Advancements ETF, Amplify AI Powered Equity ETF, Amplify Travel Tech ETF, and Amplify Etho Climate Leadership U.S. ETF.

The shares of each Fund list and principally trade on NYSE Arca, Inc. (the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem individual shares. Instead, each Fund offers, issues and redeems shares at NAV only in aggregations of a specified number of shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with a Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Shares are only redeemable in Creation Units by authorized participants. Creation Units are typically a specified number of shares, generally 25,000 or multiples thereof, except in the event of the liquidation of a Fund, where the Trust may lower the number of Shares in a Creation Unit. An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the applicable Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the applicable Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, each Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s underlying index (the “Index”), if applicable, is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Investment Restrictions

The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)    The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)    The Fund may not borrow money, except as permitted under the 1940 Act.

(3)    The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)    The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)    The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)    The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)    The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, each Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Additional information about Investment Objectives, Policies, and Related Risks

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The securities of a particular issuer or a small number of issuers may constitute a greater portion of the Index, if applicable, and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular for the Funds that track an Index, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in the Index.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intend to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objectives. To qualify as a RIC under the Code, amongst other requirements, at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. See “Federal Tax Matters” in this SAI for further discussion.

Concentration

Each Fund will, to the extent the Index does if applicable, concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Cyber Security Risk.    Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, Sub-Advisors, custodian, transfer agent, intermediaries and other third- party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments in such portfolio companies to lose value.

Recent Market Events.    Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers have experienced particularly large losses as a result of these disruptions, and such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Tax Risks.    As with any investment, you should consider how your investment in Shares of the Funds will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Funds.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Description of Permitted Investments

The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

Equity Securities

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Types of Equity Securities:

•        Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

•        Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

•        Convertible Securities — Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

•        Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks.    While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•        Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•        Factors affecting an entire industry, such as increases in production costs; and

•        Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies.    Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to experience less frequent trading and be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. As a result of the differences between the securities of small- and medium-sized companies and those of companies with larger capitalizations, it may be more difficult for a Fund to buy or sell a significant amount of the securities of a small- or medium- company without an adverse impact on the price of the company’s securities, or a Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase a Fund’s tracking error, if applicable.

When-Issued Securities.    A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Master Limited Partnerships (“MLPs”).    MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than afforded investors in a corporation. Additional risks involved with investing in an MLP are those associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Foreign Securities

Foreign Issuers.    A Fund may invest a significant portion of its assets in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be more volatile than those of domestic securities. Therefore, a Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Depositary Receipts.    A Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

A Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an Index.

Geographic Concentration.    Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events.

Investments in Canada.    Because the investments of the Funds may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Investments in Europe.    The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.

The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population to receive financial aid from the International Monetary Fund and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested — at times violently — the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU alongside the UK, as discussed below. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (“UK”) to exit the EU. On January 31, 2020, the UK officially withdrew from the EU and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post transition framework. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

The risk of investments in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022. Various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to Russian issuers or the adjoining geographic regions.

Investments in China and Hong Kong.    Investing in shares or ADRs with underlying shares of companies organized, listed or domiciled in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) higher rates of inflation; (vi) controls on foreign investment and limitations on repatriation of invested capital; (vii) greater governmental involvement in and control over the economy; (viii) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (ix) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (x) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xi) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies in the Underlying Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners.

After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s net asset value (“NAV”) is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan.    Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China, and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. While the Japanese economy has recently emerged from a prolonged economic downturn, some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, or other events, such as natural disasters, could have a negative impact on Japanese securities. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Investments in South Korea.    Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea and recently these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems.

Investments in Australia.    The Australian economy is reliant on the sale of commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Australian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Australian economy.

Investments in Emerging Markets.    Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Risks Related to Israeli Issuers

Political, economic and military conditions in Israel may directly affect the operations of Israeli issuers. Since the State of Israel was established in 1948, a number of armed conflicts have occurred between Israel and its Arab neighbors. Although Israel has entered into various agreements with Egypt, Jordan and the Palestinian Authority, there continues to be unrest and terrorist activity in Israel and on its borders, which has continued with varying levels of severity, and ongoing hostilities and armed conflicts between Israel and the Palestinian Authority and other groups in the West Bank and Gaza Strip, notably battles with Hamas in and around Gaza. In past years there has been a high level of violence between Israel and the Palestinians, including continuous rocket and missile attacks on certain areas of the country, and negotiations between Israel and representatives of the Palestinian Authority in an effort to resolve the state of conflict have been sporadic and have failed to result in peace. The establishment in 2006 of a government in the Gaza territory by Hamas, a U.S.-designated terrorist group, has created additional unrest and uncertainty in the region. During the last several years, Israel has engaged in armed conflicts with Hamas, which involved additional missile strikes from the Gaza Strip into Israel and disrupted most day-to-day civilian activity in the proximity of the border with the Gaza Strip, most recently in the summer of 2014. The effects of these hostilities and violence on the Israeli economy and the operations of Israeli issuers is unclear, and a Fund cannot predict the effect on such companies of a further increase in these hostilities or any future armed conflict, political instability or violence in the region. Israeli issuers, and consequently a Fund, could be harmed by any major hostilities involving Israel, the interruption or curtailment of trade between Israel and its trading partners or a significant downturn in the economic or financial condition of Israel. In the event of war, Israeli issuers and their Israeli aftermarket product subcontractors and suppliers may cease operations, which may cause delays in the distribution and sale of aftermarket products. Furthermore, since 2011, there has been civil war in Syria and since 2013, the region has seen the growth of the “Islamic State” and increased internal hostilities in Iraq. The impact of these circumstances on Israel’s relations with its Arab neighbors, in general, or on the operations of Israeli issuers in the region, in particular, remains uncertain. The establishment of new fundamentalist Islamic regimes or governments more hostile to Israel could have serious consequences for the peace and stability in the region, place additional political, economic and military confines upon Israel, materially adversely affect the operations of Israeli issuers and limit such issuers’ ability to sell products to countries in the region.

Additionally, several countries, principally in the Middle East, still restrict doing business with Israel and Israeli companies, and additional countries and groups have imposed or may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictions may limit materially the ability of Israeli companies to obtain manufactured components and raw materials from these countries or sell our products to companies in these countries. Any hostilities involving Israel or the interruption or curtailment of trade between Israel and its present trading partners, or significant downturn in the economic or financial condition of Israel, could adversely affect such companies’ business, results of operations and financial condition.

The operations of Israeli companies may be disrupted by the obligations of personnel to perform military service. Employees in Israel may be obligated to perform annual reserve duty in the Israeli military and may be subject to being called for additional active duty under emergency circumstances. In response to increased tension and hostilities, there have been occasional call-ups of military reservists, and it is possible that there will be additional call-ups in the future. The Fund cannot predict the full impact of these conditions on Israeli companies in the future, particularly if emergency circumstances or an escalation in the political situation occurs.

Real Estate Investment Trusts (“REITS”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for U.S. federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for favorable tax treatment under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, may be traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

U.S. Government Securities

A Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

The value of direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

•        U.S. Treasury Obligations.    U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•        Receipts.    Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•        U.S. Government Zero Coupon Securities.    STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•        U.S. Government Agencies.    Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s Shares.

Borrowing

Although the Funds do not itend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its net assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Short-term instruments that are fixed-income instruments are generally subject to the same risks as other fixed-income instruments, including credit risk and interest rate risk, and short-term instruments that are money market funds are generally subject to the same risks as other investment companies, including the obligation to pay the Fund’s share of the underlying fund’s expenses.

Investment Companies

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. A Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs. There is also the risk that a Fund may suffer losses due to the investment practices of the underlying funds. When a Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may be permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with a Fund regarding the terms of the investment.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, a Fund may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, or on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if such Fund complies with the terms and conditions of such exemptive relief or rule.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing a Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

Banker’s Acceptances

A banker’s acceptances is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Time Deposits

Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Commercial Paper

Commercial paper (including variable amount master demand notes), are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Lending Portfolio Securities

The Funds may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending fund or through one or more joint accounts, money market funds, or other investment companies (including ETFs) which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Funds will generally seek to recall securities on loan to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances a Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the direct or indirect costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Short-term instruments that are fixed-income instruments are generally subject to the same risks as other fixed-income instruments, including credit risk and interest rate risk, and short-term instruments that are money market funds are generally subject to the same risks as other investment companies, including the obligation to pay the Funds’ share of the underlying fund’s expenses.

Illiquid and Restricted Securities

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation and has delegated the function of making determinations of liquidity to the Adviser. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid, and the securities will not be included in the 15% illiquid securities limitation.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Futures Contracts, Options and Swap Agreements

A Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with a Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful. A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes, including to seek its desired exposure to its Index.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if such Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause such Fund’s NAV to be volatile. For example, if a Fund seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to such Fund will be enhanced; however, if that investment decreases in value, the loss to such Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require such Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable such Fund to achieve its investment objective. A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and such Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC derivatives may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Regulations adopted by prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

Exclusions from Commodity Pool Operator Regulation.    The Adviser has filed a claim of exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), pursuant to CFTC Rule 4.5 (the “Exclusion”) and therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to a Fund. In order to remain eligible for the Exclusion, a Fund will be limited in its ability to use certain financial instruments including futures, options on futures and certain swaps and will be limited in the manner in which it holds out its use of such instruments.

Swap Agreements

A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to such Fund). Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of such Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Swaps on Equities, Currencies, Commodities and Futures

A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by such Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had such Fund sold a particular stock (or group of stocks) short, less the dividend expense that such Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, such Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, such Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swap Regulation

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where such Fund’s counterparty is subject to the requirements, uncleared swaps between such Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless such Fund is in default on its obligations to the swap counterparty.

In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to a Fund. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Adviser’s ability to manage such Fund, may impair such Fund’s ability to achieve its investment objective and/or may result in reduced returns to such Fund’s investors.

Comprehensive Swaps Regulation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by such Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to such Fund may not be sufficient to cover all the amounts due to such Fund and such Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if such Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.

Cleared swaps

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by such Fund in accordance with collateral controls set for such accounts. If the value of a Fund’s cleared swap declines, such Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to such Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to such Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to such Fund.

Risks of swaps generally

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to such Fund is loss of the entire amount that such Fund is entitled to receive. If a Fund is obligated to pay the net amount, such Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect such Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which such Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional collateral requirements with respect to such Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, such Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if such Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

A Fund may use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return, to attempt to hedge or limit the exposure of such Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. a Fund may also invest in non-U.S. futures contracts.

There are several risks in connection with the use of futures by a Fund. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract such Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that such Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which such Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Stock Index Futures

A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to such Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures on Securities

A Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, such Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Options

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Currencies and Securities

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because such Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices

An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from such Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon such Fund’s exercise of the put, to deliver to such Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require such Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options on Futures Contracts

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.

Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Options on Futures Contracts

The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions

A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Restrictions on the Use of Futures and Options.    The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Funds’ policies. A Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Regulation of Investment Company Use of Derivatives

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the Underlying Index.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Short Sales

The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund may engage in short sales in compliance with the requirements of the Derivatives Rule.

Information About the Regulation of Cannabis

United States

The risk of strict enforcement of federal marijuana laws in light of recent Congressional activity, judicial holdings, and stated federal policy remains uncertain. The U.S. Supreme Court declined to hear a case brought by San Diego County, California that sought to establish federal preemption over state medical marijuana laws. The preemption claim was rejected by every court that reviewed the case, holding that Congress does not have the authority to compel the states to direct their law enforcement personnel to enforce federal laws. The U.S. Supreme Court had previously held that, as long as the Controlled Substances Act (“CSA”) contains prohibitions against marijuana, under the Commerce Clause of the United States Constitution, the United States may criminalize the production and use of homegrown cannabis even where states approve its use for medical purposes.

In an effort to provide guidance to federal law enforcement, the Department of Justice (“DOJ”) has issued Guidance Regarding Marijuana Enforcement to all United States Attorneys in a memorandum from Deputy Attorney General David Ogden on October 19, 2009, in a memorandum from Deputy Attorney General James Cole on June 29, 2011 and in a memorandum from Deputy Attorney General James Cole on August 29, 2013 (the “Cole Memorandum”). Each memorandum states that the DOJ is committed to the enforcement of the CSA, but, the DOJ is also committed to using its limited investigative and prosecutorial resources to address the most significant threats in the most effective, consistent, and rational way.

The Cole Memorandum provides updated guidance to federal prosecutors concerning marijuana enforcement in light of state laws legalizing medical and recreational marijuana possession in small amounts.

The memorandum sets forth certain enforcement priorities that are important to the federal government:

•        Distribution of marijuana to children;

•        Revenue from the sale of marijuana going to criminals;

•        Diversion of medical marijuana from states where it is legal to states where it is not;

•        Using state authorized marijuana activity as a pretext for other illegal drug activity;

•        Preventing violence in the cultivation and distribution of marijuana;

•        Preventing impaired driving;

•        Growing marijuana on federal property; and

•        Preventing possession or use of marijuana on federal property.

In January 2018, former Attorney General, Jeff Sessions rescinded the Cole Memorandum. However, the federal government, to date, has not determined to devote federal government resources to companies operating in states which have passed laws legalizing medical and recreational marijuana use whose businesses are operating in conformity with the provisions of the Cole Memorandum. On January 21, 2021, Joseph R. Biden, Jr. was sworn in as President of the United States. President Biden’s Attorney General, Merrick Garland, was confirmed by the United States Senate on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland, will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland indicated at a confirmation hearing before the United States Senate that it did not seem to him to be a useful use of limited resources to pursue prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. Currently, the Rohrabacher-Blumenauer amendment to appropriations legislation prohibits the DOJ from using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Notably, the Rohrabacher-Blumenauer amendment has applied only to medical marijuana programs and has not provided the same protections to enforcement against adult-use activities. In the event the Rohrabacher-Blumenauer amendment (also referred to as the Rohrabacher-Farr amendment) is not renewed by Congress, the DOJ may begin using federal funds to prevent states from implementing such laws.

On December 20, 2018, President Trump signed the Agriculture Improvement Act of 2018 (or the “Farm Bill”) that effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture (“USDA”). Hemp is a cousin to marijuana, as both are classified under the same botanical category of Cannabis sativa. The major difference between the two is that recreational marijuana has significant amounts of tetrahydrocannabinol (“THC”), whereas industrial hemp has virtually no THC (less than 0.3%). This 0.3% THC in industrial hemp is not enough to provide psychotropic effects, which renders industrial hemp useless for recreational use or abuse. Products made from the seeds (incapable of germination) and the mature stalks of the Cannabis sativa plant are legal products that could potentially be used in pharmaceutical products, nutritional products, cosmetics, plastics, fuel, textiles, and medical delivery devices. Under the Farm Bill, state departments of agriculture must consult with the state’s governor and chief law enforcement officer to devise a plan that must be submitted to the Secretary of USDA. A state’s plan to license and regulate hemp can only commence once the Secretary of USDA approves that state’s plan.

The 2018 Farm Bill delegates to the Food and Drug Administration (“FDA”) responsibility for regulating products containing hemp or derivatives thereof (including cannabidiol (“CBD”)) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). The FD&C Act establishes a comprehensive federal scheme to regulate food, drugs, and cosmetics, among other things. Under the FD&C Act, the introduction of “new drugs” into interstate commerce without meeting certain regulatory approvals is prohibited. In addition, the FD&C Act proscribes the introduction of adulterated or misbranded drugs into interstate commerce. With the passing of the 2018 Farm Bill, the FDA issued a statement “clarifying” its position on the regulation of products containing cannabis and cannabis-derived products (the “Statement”).

The Statement begins with the broad proposition that the FDA will “treat products containing cannabis or cannabis-derived compounds as we do any other FDA-regulated products” regardless of the source of the substance. Despite this position, the Statement recognizes the “growing public interest in cannabis and cannabis-derived products, including CBD,” as well as the “potential opportunities that cannabis or cannabis-derived products.” The FDA then promises to “continue to take steps to make the pathways for the marketing of these products more efficient.” Conservative estimates suggest that it will take another 18-24 months for the FDA to implement these steps; the FDA has a designated group to review the issue.

Substantively, the Statement provides that “cannabis and cannabis-derived products claiming in their marketing and promotion materials that they are intended for use in the diagnosis, cure, mitigation, treatment, or prevention of diseases (such as cancer, Alzheimer’s disease, psychiatric disorders and diabetes) are considered new drugs or new animal drugs and must go through the FDA drug approval process for human or animal use before they are marketed in the U.S.” The Statement also provides that “it’s unlawful under the FD&C Act to introduce food containing added CBD or THC into interstate commerce, or to market CBD or THC products as, or in, dietary supplements. . . . because both CBD and THC are active ingredients in FDA-approved drugs (Epidiolex) and were the subject of substantial clinical investigations before they were marketed as foods or dietary supplements.” Considering that the FDA considers CBD a drug and that ingestible products cannot be sold with CBD in them unless and until they receive regulatory approval, there is regulatory and financial risk to any company selling such products and, thus, to the Fund’s investment in those companies.

That said, a careful reading of the Statement suggests that the FDA’s enforcement priorities involve only the most serious health claims. Warning letters sent by the FDA support this conclusion. At bottom, “when a product is in violation of the FD&C Act, the FDA considers many factors in deciding whether or not to initiate an enforcement action. Those factors include, among other things, agency resources and the threat to the public health.” Although the FDA has focused only on sending cease and desist letters to date regarding the marketing of CBD products, there is a risk that the FDA changes it position and seeks to further enforce the FD&C Act in a manner that has not been done to date regarding cannabis-infused products.

On May 31, 2019, the FDA conducted hearings on, among other things, CBD. The FDA is committed to review this issue further and to develop regulations to oversee the use of CBD. Unfortunately, there is no definitive timeframe for the FDA to take action and provide further guidance on the sale of CBD products. Companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated.

Notwithstanding the pending FDA rules, on October 29, 2019, the U.S. Department of Agriculture (“USDA”) published proposed rules for the regulation of hemp, (the “USDA Rule”). The USDA Rule became effective on March 22, 2021. The USDA Rule, among other things, sets minimum standards for the cultivation and production of hemp, as well as requirements for laboratory testing of hemp.

Canada

Several recent court cases have influenced the law governing the medical marijuana industry in Canada. On February 24, 2016, the Federal Court of Canada ruled in the case of Allard et al v. Canada that Canada’s Marijuana for Medical Purposes Regulations (“MMPR”), which governed production, distribution and use of medical marijuana by creating a regime that provided access to “licensed producers” of medical marijuana, violated the rights of patients by limiting patient access medical marijuana. On that basis, the entire MMPR was declared invalid. Additionally, the Federal Court of Canada ruled that a previous injunction should be upheld, allowing patients with an existing personal production license under the prior legislation to continue to produce their own medical marijuana, subject to certain conditions.

On June 11, 2015 the Supreme Court of Canada held that the restriction on the use of non-dried forms of marijuana for medical marijuana users violates the right to liberty and security of individuals in a manner that is arbitrary and not in keeping with the principles of fundamental justice. As a result, the Supreme Court of Canada declared that the sections of Canada’s Controlled Drugs and Substances Act that prohibit possession and trafficking of non-dried forms of marijuana no longer have force and effect to the extent that they prohibit a person with medical authorization from possessing cannabis derivatives for medical purposes. This ruling means that medical marijuana patients authorized to possess and use medical marijuana are no longer limited to using dried forms of marijuana and may now consume marijuana and its derivative forms for medical purposes.

As a result of these court cases, on August 11, 2016, Health Canada, the Canadian department with responsibility for national public health, announced the new Access to Cannabis for Medical Purposes Regulations (“ACMPR”), which took effect on August 24, 2016, to replace the MMPR. The ACMPR will allow Canadians who have been authorized by their health care practitioner, and who are registered with Health Canada, to produce a limited amount of medical marijuana for their own medical purposes, or to designate someone who is registered with Health Canada to produce it for them, in addition to obtaining marijuana products from licensed producers, as was permitted under the MMPR. Starting materials such as plants or seeds are to be obtained from licensed producers only.

On October 19, 2015, the Liberal Party of Canada obtained a majority government in Canada. The Liberal Party has committed to the legalization of recreational cannabis in Canada. On June 30, 2016, the Canadian Federal Government established the Task Force on Cannabis Legalization and Regulation (the “Task Force”) to seek input on the design of a new system to legalize, strictly regulate and restrict access to marijuana. The Task Force has completed its review and published a report dated November 30, 2016, which outlines its recommendations. The extent and impact of any regulatory changes that may result from the Task Force’s report are unknown and may have a negative impact on the value of the Fund’s investments.

Prime Minister Justin Trudeau introduced legislation in April 2017 to legalize the recreational use of marijuana in Canada (the “Cannabis Act”). The House of Commons of Canada initially passed the Cannabis Act in November 2017. After amendments passed by the Senate of Canada, the House passed a final version on June 18, 2018, to which the Senate voted in favor on June 19, 2018. On June 20, 2018, Prime Minister Trudeau announced that recreational use of cannabis would no longer violate Canadian criminal law effective October 17, 2018. As of the date of this Statement of Additional Information, the legal cannabis market in Canada is novel and still developing.

As of October 17, 2019, The Cannabis Act grants authorization to licensed organization, to produce and sell “edibles containing cannabis”, “topical cannabis” and “cannabis concentrates” no earlier than December 17, 2019. The regulations provide for the addition of three product classes: edibles, extracts and topicals.

The Cannabis Act requires that the Minister of Health initiate a review of the Act by October 17, 2021, three years following the legalization of recreational cannabis for adult use. On September 22, 2022 Health Canada announced the launch of the legislative review.

United Kingdom

Cannabis is a Class B drug under the law of the United Kingdom (“UK”) and its possession and sale are generally illegal. There has been little progress in the United Kingdom towards the general legalization of the use and possession of marijuana. However, effective November 1, 2018, the law was changed to give specialist doctors the option to legally issue prescriptions for cannabis-based medicines when they believe that their patients could benefit. A product license is necessary before cannabis-based products can be legally sold, supplied or advertised in the UK. In the UK, licenses to cultivate, possess and supply cannabis for medical research may be granted by the Home Office. If a company in which the Fund invests fails to receive the necessary licenses, it may not be in a position to conduct its business in the United Kingdom.

Future Developments

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

Portfolio Turnover

Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. Each Predecessor Fund’s portfolio turnover rate for the fiscal years ended September 30, 2021 and September 30, 2022 are set forth in the tables below.

Target AIEQ Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	540%
Fiscal year ended September 30, 2022	1708%

____________

(1)      The Fund experienced higher turnover in 2021 versus 2020 primarily due to periods of high market volatility.

(2)      The Fund experienced higher turnover in 2022 versus 2021 primarily due to periods of high market volatility.

Target AWAY Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	57%
Fiscal year ended September 30, 2022	40%

Target ETHO Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	45%
Fiscal year ended September 30, 2022	30%

Target GAMR Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	89%
Fiscal year ended September 30, 2022	53%

Target GERM Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	39%
Fiscal year ended September 30, 2022	30%

Target HACK Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	34%
Fiscal year ended September 30, 2022	51%

Target IPAY Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	27%
Fiscal year ended September 30, 2022	35%

Target ITEQ Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	21%
Fiscal year ended September 30, 2022	25%

Target IVES Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	14%
Fiscal year ended September 30, 2022	28%

Target MJ Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	75%
Fiscal year ended September 30, 2022	74%

Target MJUS Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	16%
Fiscal year ended September 30, 2022	12%

Target SILJ Portfolio Turnover Rate

Portfolio Turnover
Fiscal year ended September 30, 2021	26%
Fiscal year ended September 30, 2022	34%

Management of the Trust

Trustees and Officers

The general supervision of the duties performed for each Fund under the applicable investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, two of whom are “interested persons” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees set broad policies for the Funds, choose the Trust’s officers and hire each Fund’s investment adviser. The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. Each Trustee, except for Christian Magoon, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Trust’s Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Trustees who are Interested Persons of the Trust

Christian Magoon(1) c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since January 2015	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018).	16	None
Independent Trustees

Michael DiSanto c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	• Indefinite term • Since January 2015	Attorney, City of Naperville, Illinois (2007 – present); Member, Elder Board of the Compass Church, (2013 – present)	16	None

Rick Powers c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	• Indefinite term • Since January 2015	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present);Deputy Commissioner, Transportation, State of Indiana (2014 – 2019)	16	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Mark Tucker c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	• Indefinite term • Since January 2015	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)	16	None

Officers of the Trust

Ed Keiley c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Chief Compliance Officer	• Indefinite term • Since January 2015	Chief Compliance Officer, Amplify Investments LLC (2016 – present); Trader Compliance, Inc. (2003 – present)	N/A	N/A

Bradley H. Bailey c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments LLC (2016 – present)	N/A	N/A

William H. Belden c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Vice President	• Indefinite term • 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A	N/A

David Wilding c/o Amplify Investments LLC 333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1970	Secretary	• Indefinite term • 2023

Chief Operating Officer, Amplify Investments LLC (2023 – present); General Counsel and Chief Compliance Officer, Performance Trust Capital Partners (1996 – 2022); General Counsel and Chief Compliance Officer, PT Asset Management, LLC (1996 – 2022)

				N/A	N/A

____________

(1)      Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Funds and is anticipated to serve as a trustee for future funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each fund in the Amplify Investments Fund Complex.

The same five persons serve as Trustees on the Trust’s Board and are anticipated to serve on the Boards of all other Amplify Funds. The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board that the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee each Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds should mail such recommendation to David Wilding, Secretary of the Trust, at the Trust’s address, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and

(f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of a Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Funds to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of the Funds. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Advisor, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), Ed Keiley.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser each Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Advisors, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007, and currently serves as the City Attorney of Naperville. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a College Scholarship Board Member for the National Student Leadership Conference since 2018. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is the Director, Department of Public Works, City of Peoria, Illinois, a position he has held since 2019. Previously, from 2014 to 2019, Mr. Powers served as Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Additionally, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate commercial property in Illinois, Wisconsin and Minnesota. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees

Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015.

For the calendar year 2023, each Independent Trustee will be compensated based upon on the average assets under management in the Amplify Investments Fund Complex over trailing six month periods (ending the prior November 30 and May 31, respectively). Payments will be calculated by multiplying the Trust’s assets under management (in millions) by $15.84, then dividing this number by two for the six month retainer payment. The six-month retainer will be allocated equally among each Fund in the Amplify Investments Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following tables set forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to each Fund and the aggregate compensation paid to them for services to the Amplify Investments Fund Complex, for the fiscal year ended September 30, 2023. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Compensation from the AIEQ Fund	Compensation from the AWAY Fund	Compensation from the ETHO Fund	Compensation from the GAMR Fund	Compensation from the GERM Fund	Compensation from the HACK Fund	Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$0	$0	$0	$0	$0	$0	$67,127.96
Rick Powers	$0	$0	$0	$0	$0	$0	$67,127.96
Mark Tucker	$0	$0	$0	$0	$0	$0	$67,127.96

Name of Trustee	Compensation from thee IPAY FUND	Compensation from the ITEQ Fund	Compensation from the IVES Fund	Compensation from the MJ Fund	Compensation from the MJUS Fund	Compensation from the SILJ Fund	Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$0	$0	$0	$0	$0	$0	$67,127.96
Rick Powers	$0	$0	$0	$0	$0	$0	$67,127.96
Mark Tucker	$0	$0	$0	$0	$0	$0	$67,127.96

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Funds and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Amplify Investments Fund Complex
Interested Trustees
Christian Magoon	None	Over $100,000
Independent Trustees
Michael DiSanto	None	$1 – $10,000
Rick Powers	None	None
Mark Tucker	None	None

As of September 26, 2023, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of September 26, 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund (as they have not yet commenced operations) and owned less than 1% of the Predecessor Fund.

Control Persons and Principal Holders of Securities.    A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. Control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. Because the Funds have not yet commenced operations, as of the date of this Statement of Additional Information there were no control persons or principal holders owning any outstanding shares or beneficial interest of the Funds.

Investment Adviser.    Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, serves as the investment adviser to the Funds. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to investment management agreements between Amplify Investments and the Trust, on behalf of each Fund (each, an “Investment Management Agreement”), Amplify Investments will oversee the investment of each Fund’s assets and is responsible for paying all expenses of each Fund, excluding the fee payments under the applicable

Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Predecessor Funds paid their investment adviser, ETF Managers Group LLC (“ETFMG”), an annual management fee as set forth in the table below:

Predecessor Fund	Management Fee
ETFMG Prime Cyber Security ETF	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Prime Junior Silver Miners ETF	0.69%
ETFMG Alternative Harvest ETF	0.75%
ETFMG U.S. Alternative Harvest ETF	0.75%*
Wedbush ETFMG Video Game Tech ETF	0.75%
BlueStar Israel Technology ETF	0.75%
ETFMG Treatments, Testing and Advancements ETF	0.68%
Wedbush ETFMG Global Cloud Technology ETF	0.68%
AI Powered Equity ETF	0.75%
ETFMG Travel Tech ETF	0.75%
Etho Climate Leadership US ETF	0.45%

____________

*        ETFMG U.S. Alternative Harvest ETF has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses such that Total Annual Fund Operating Expenses After Waiver/Reimbursement equal 0.75%.

The Funds have agreed to pay Amplify Investments an annual management fee as set forth in the table below:

Fund	Management Fee
Amplify Cybersecurity ETF	0.60%
Amplify Mobile Payments ETF	0.75%
Amplify Junior Silver Miners ETF	0.69%
Amplify Alternative Harvest ETF	0.75%
Amplify U.S. Alternative Harvest ETF	0.75%*
Amplify Video Game Tech ETF	0.75%
Amplify BlueStar Israel Technology ETF	0.75%
Amplify Treatments Testing & Advancements ETF	0.68%
Amplify Global Cloud Technology ETF	0.68%
Amplify AI Powered Equity ETF	0.75%
Amplify Travel Tech ETF	0.75%
Amplify Etho Climate Leadership U.S. ETF	0.45%

____________

*        Amplify U.S. Alternative Harvest ETF has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses such that Total Annual Fund Operating Expenses After Waiver/Reimbursement equal 0.75%.

For services rendered during the fiscal periods set forth below, the following tables set forth the management fee paid by each Predecessor Fund to ETFMG.

Target AIEQ Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$745,045
September 30, 2021	$1,082,993
September 30, 2022	$1,050,557

Target AWAY Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$31,521
September 30, 2021	$1,620,515
September 30, 2022	$1,917,412

Target ETHO Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$335,720
September 30, 2021	$646,551
September 30, 2022	$795,259

Target GAMR Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$672,253
September 30, 2021	$953,685
September 30, 2022	$607,676

Target GERM Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$96,402
September 30, 2021	$401,261
September 30, 2022	$252,157

Target HACK Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$8,579,199
September 30, 2021	$12,444,401
September 30, 2022	$11,704,377

Target IPAY Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$5,148,237
September 30, 2021	$8,525,073
September 30, 2022	$6,268,531

Target ITEQ Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$29,388
September 30, 2021	$54,815
September 30, 2022	$54,858

Target IVES Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$268,788
September 30, 2021	$374,261
September 30, 2022	$254,728

Target MJ Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	N/A
September 30, 2021	N/A
September 30, 2022	$4,831,728

Target MJUS Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2021	$17,903
September 30, 2022	$98,177

Target SILJ Advisory Fees

Fiscal period ended	Management Fees Paid (net of fee waivers)
September 30, 2020	$1,413,100
September 30, 2021	$5,177,552
September 30, 2022	$5,247,758

Under each Investment Management Agreement, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. Each Investment Management Agreement is in place for the original two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. Each Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the applicable Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the applicable Fund.

Sub-Advisers.    The Adviser has retained Toroso Investments, LLC to serve as investment sub-adviser to the Amplify Junior Silver Miners ETF, Amplify Alternative Harvest ETF, Amplify U.S. Alternative Harvest ETF, Amplify BlueStar Israel Technology ETF, Amplify Treatments Testing & Advancements ETF, Amplify AI Powered Equity ETF, Amplify Travel Tech ETF and Amplify Etho Climate Leadership U.S. ETF and Penserra Capital Management LLC to serve as investment sub-adviser to the Amplify Cybersecurity ETF, Amplify Mobile Payments ETF, Amplify Video Game Tech ETF and Amplify Global Cloud Technology ETF.

Toroso is located at 898 North Broadway, Suite 2, Massapequa, New York 11578. Toroso Investments LLC is controlled by Michael Venuto and Guillermo Trias, both serving as Managing Partners, who together own a voting majority interest in Toroso.

Penserra is a New York limited liability company located at 4 Orinda Way, Suite 100-A, Orinda, California 94563. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in Penserra.

The Board of Trustees of the Trust, including the Independent Trustees, has approved investment sub-advisory agreements among Amplify Investments, the Trust, on behalf of each Fund, and each Sub-Advisor (the “Sub-Advisory Agreements”). The Board of Trustees determined that each Sub-Advisory Agreement is in the best interests of the applicable Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment. Pursuant to the Sub-Advisory Agreements, Toroso will receive an annual sub-advisory fee equal to a minimum fee of $15,000.00 per annum, and will charge 4 bps per annum of the average daily net assets of the each applicable Fund on the first $250 million, 3.5 bps on the next $250 million, 3 bps on the next $500 million to $1 billion and 2 bps on assets over $1 billion, calculated daily and paid monthly for each applicable Fund, and Penserra will receive an annual sub-advisory fee equal to the greater of a $20,000 annual minimum or 5 bps on the first $500 million, 4 bps on the next $500 million and 3 bps on asset under management over $1 billion for each applicable Fund. The Adviser is responsible for paying the entire amount of each Sub-Advisor’s fee for the Funds. The following table sets forth the sub-advisory fees paid by ETFMG to AI Powered Equity ETF’s sub-adviser for the specified periods. The other Predecessor Funds did not utilize sub-advisers.

Fiscal period ended	Sub-Advisory Fees Paid to Equbot
September 30, 2020	$99,339
September 30, 2021	$359,262
September 30, 2022	$349,934

Portfolio Managers.    The portfolio managers of each Fund are primarily responsible for the day-to-day management of such Fund. There are currently two portfolio managers of the Amplify Junior Silver Miners ETF, Amplify Alternative Harvest ETF, Amplify U.S. Alternative Harvest ETF, Amplify BlueStar Israel Technology ETF, Amplify Treatments Testing & Advancements ETF, Amplify AI Powered Equity ETF, Amplify Travel Tech ETF and Amplify Etho Climate Leadership U.S. ETF, as follows:

Charles A. Ragauss, CFA.    Mr. Ragauss serves as Portfolio Manager at Toroso, having joined the firm in September 2020. Prior to joining Toroso, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and Detroit CFA societies and holds the CFA designation.

Qiao Duan.    Ms. Duan serves as Portfolio Manager at Toroso focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

There are currently three portfolio managers of the Amplify Cybersecurity ETF, Amplify Mobile Payments ETF, Amplify Video Game Tech ETF and Amplify Global Cloud Technology ETF, as follows:

Dustin Lewellyn, CFA.    Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETFs, such as the Funds. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock), and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA.    Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Mr. Tong managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Anand Desai.    Prior to joining the Sub-Adviser in 2015, Mr. Desai was an officer at State Street, where he had roles in portfolio accounting and client operations.

As of December 31, 2022, none of the portfolio managers owned any shares of the Funds.

Messrs. Ragauss and Ms. Duan are each compensated by Toroso with a fixed salary and discretionary bonus based on the financial performance and profitability of Toroso and not based on the performance of the Funds. Each is also eligible for deferred compensation.

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Penserra. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

Accounts Managed By The Portfolio Managers

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2023.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Charles A. Ragauss	67 ($4.84 billion)	0 ($0)	0 ($0)
Qiao Duan	17 ($395 million)	0 ($0)	0 ($0)
Dustin Lewellyn	40 ($6.25 billion)	0 ($0)	0 ($0)
Ernesto Tong	40 ($6.25 billion)	0 ($0)	0 ($0)
Anand Desai	40 ($6.25 billion)	0 ($0)	0 ($0)

Conflicts.    The portfolio managers have day-to-day management responsibilities with respect to other investment accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of a Fund and/or other accounts. In approving the Investment Advisory Agreements and respective Sub-Advisory Agreements, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of each Fund and that the Adviser and each Sub-Advisers seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for each Fund, the applicable Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time. Each Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Each Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Brokerage Allocations

The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds and for the placement of each Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of each Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” The Sub-Advisers have advised the Board of Trustees that they do not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Advisers may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if a Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Advisers must determine that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to a Fund. The Investment Management Agreement provides that such higher commissions will not be paid by a Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to Amplify Investments under the Investment Management Agreement would not be reduced as a result of receipt by Amplify Investments of research services.

The Sub-Advisers place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which a Fund effects securities transactions may be used by the Sub-Advisers in servicing all of their accounts; not all of such services may be used by the Sub-Advisers in connection with the Funds. The Sub-Advisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by them because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Sub-Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Sub-Advisers are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the amount each Predecessor Fund paid in brokerage commissions for the specified periods.

Target AIEQ Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$75,436
September 30, 2021	$388,727
September 30, 2022	$1,139,901

Target AWAY Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$6,384
September 30, 2021	$211,479
September 30, 2022	$191,634

Target ETHO Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$15,565
September 30, 2021	$25,646
September 30, 2022	$41,476

Target GAMR Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$68,022
September 30, 2021	$170,643
September 30, 2022	$75,394

Target GERM Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$7,256
September 30, 2021	$16,441
September 30, 2022	$13,802

Target HACK Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$333,016
September 30, 2021	$464,330
September 30, 2022	$604,163

Target IPAY Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$99,566
September 30, 2021	$198,349
September 30, 2022	$258,940

Target ITEQ Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$29,388
September 30, 2021	$54,815
September 30, 2022	$54,858

Target IVES Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$43,484
September 30, 2021	$7,766
September 30, 2022	$7,618

Target MJ Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$1,568,543
September 30, 2021	$2,429,640
September 30, 2022	$2,958,037

Target MJUS Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2021	$49,799
September 30, 2022	$144,785

Target SILJ Brokerage Commissions

Fiscal period ended	Brokerage Commissions Paid
September 30, 2020	$532,420
September 30, 2021	$385,734
September 30, 2022	$1,113,550

Administrator, Accountant, Custodian, Transfer Agent, Dividend Agent,
Distributor, Index/Trademark License/Disclosures And Exchange

General Information.    The administrator, fund accountant and transfer agent for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS”, “Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement.    Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Funds, other than those provided by Amplify Investments, subject to the supervision of the Board. USBFS employees generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or Amplify Investments on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’ refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statements, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Funds’ tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Funds; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Funds’ Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board of Trustees; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement.    Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Funds with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Amplify Investments.

For the administrative and fund accounting services rendered to each Fund by USBFS, USBFS is paid an annual fee based on the average net assets of each Fund, subject to a minimum annual fee. Pursuant to each Fund’s unitary management fee structure, Amplify Investments is responsible for paying for the services provided by USBFS, and the Funds do not directly pay USBFS.

Custodian, Transfer Agent and Dividend Agent.    U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Funds (the “Custodian Agreement”), it is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS, also acts as each Fund’s transfer and dividend agent.

The Funds have not paid any fees to USBFS or U.S. Bank, N.A. as Amplify Investments has assumed responsibility for payment of these fees as part of the unitary management fee.

Securities Lending Agent.    Each Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as each Fund’s securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board of Trustees; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board of Trustees; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program.

Distributor.    Foreside Fund Services, LLC (the“Distributor”) serves as distributor and principal underwriter of the Creation Units of the Funds. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes each Fund’s shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Funds. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of each Fund, there has been no underwriting commissions with respect to the sale of Fund shares, and the Distributor did not receive compensation on redemptions for the Funds for that period.

12b-1 Plan.    The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Funds does not currently pay, and the Funds have no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations.    Shares of the Funds in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a pospectus for a Fund and, upon request, a Statement of Additional Information to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of a Fund’s shares. Participating parties shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchange.    The only relationship that the Exchange has with Amplify Investments or the Distributor in connection with the Funds is that the Exchange lists the shares of the Funds pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Additional Information

Book Entry Only System.    The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares.    Shares of the Funds are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Portfolio Holdings Disclosure Policies and Procedures.    The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Each Fund’s current portfolio holdings are also available on a daily basis at http://www.amplifyetfs.com. The Trust, Amplify Investments and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule.    The Trust is required to disclose on a quarterly basis the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. Each Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Codes of Ethics.    In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Amplify Investments, the Sub-Advisers and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies And Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

The Board has delegated to Amplify Investments the proxy voting responsibilities for each Fund and has directed Amplify Investments to vote proxies consistent with the Funds’ best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Amplify Investments through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Amplify Investments through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Amplify Investments with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Amplify Investments in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds’ website at https://www.amplifyetfs.com, by calling 1-855-267-3837 or by accessing the SEC’s website at https://www.sec.gov.

Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at https://www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 310 South Hale Street, Wheaton, Illinois 60187.

Creation And Redemption Of Creation Units

General.    ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Funds may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that a Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of a Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), each Fund publishes this information for the day (subject to correction of any errors) and it is made available through the NSCC to effectuate creations or redemptions of Creation Units of the Funds until the next lists are announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. At its discretion, a Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to

DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will ocurr no later than the second Business Day following the Transmittal Date (T+2).

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to a Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of a Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. A Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by a Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which Amplify Investments may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of a Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments).

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant

Agreement will permit a Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Funds reserve the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of a Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of a Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the applicable Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Funds.

Creation Transaction Fees

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The creation transaction fee charged by a Fund in connection with purchases of Creation Units is detailed below. The creation transaction fee listed below for the Funds is current as of the date of this SAI and is subject to change. In addition to this fee, a Fund may also charge up to a 2% variable fee on the creation of Creation Units.

Creation Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Travel Tech ETF	$750
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify Video Game Tech ETF	$750
Amplify Treatments, Testing and Advancements ETF	$300
Amplify Cybersecurity ETF	$750
Amplify Mobile Payments ETF	$300
Amplify BlueStar Israel Technology ETF	$750
Amplify Global Cloud Technology ETF	$750
Amplify Alternative Harvest ETF	$750
Amplify U.S. Alternative Harvest ETF	$300
Amplify Junior Silver Miners ETF	$750

Redemption Transaction Fee

Each Fund imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by each Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The redemption transaction fee charged in connection with redemptions of Creation Units for each Fund is detailed below. The redemption transaction fee listed below for the Funds is current as of the date of this SAI and is subject to change. In addition to this fee, a Fund may also charge up to a 2% variable fee on the redemption of Creation Units.

Redemption Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Travel Tech ETF	$750
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify Video Game Tech ETF	$750
Amplify Treatments, Testing and Advancements ETF	$300
Amplify Cybersecurity ETF	$750
Amplify Mobile Payments ETF	$300
Amplify BlueStar Israel Technology ETF	$750
Amplify Global Cloud Technology ETF	$750
Amplify Alternative Harvest ETF	$750
Amplify U.S. Alternative Harvest ETF	$300
Amplify Junior Silver Miners ETF	$750

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Funds will accept all orders for Creation Units that are in good order. Circumstances under which a Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the

Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Funds, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

Each Funds generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). Each Fund may affect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for each Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending September 30 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining a shareholder’s alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). Other dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including an option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected.    If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Capital Loss Carryforward

Net capital gains of the Funds that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

As of September 30, 2022, the Predecessor Funds had accumulated capital loss carryovers of:

Amplify AI Powered Equity ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(43,783,881)	—	Indefinite
Amplify Travel Tech ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(43,947,533)	$(19,161,724)	Indefinite
Amplify Etho Climate Leadership U.S. ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(8,013,002)	—	Indefinite
Amplify Video Game Tech ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(13,959,983)	$(13,174,970)	Indefinite
Amplify Treatments, Testing and Advancements ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(4,705,635)	(2,788,487)	Indefinite
Amplify Cybersecurity ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(151,862,041)	$(95,696,949)	Indefinite
Amplify Mobile Payments ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(79,451,251)	$(109,196,748)	Indefinite
Amplify BlueStar Israel Technology ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(8,423,196)	$(6,134,402)	Indefinite

Amplify Global Cloud Technology ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(2,506,670)	$(8,370,316)	Indefinite
Amplify Alternative Harvest ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(378,499,662)	(706,791,957)	Indefinite
Amplify U.S. Alternative Harvest ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(778,444)	(43,673)	Indefinite
Amplify AI Powered Equity ETF
Capital Loss Carryover Short Term	Capital Loss Carryover Long Term	Expires
$(96,264,792)	$(115,329,264)	Indefinite

Treatment of Fund Expenses

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non- U.S. taxes the Funds paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Funds paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Other Taxation

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)    Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)    Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)    Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2)    Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

(3)    Options will be valued at the last published price on the relevant exchange.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. The SEC adopted Rule 2a-5 under the 1940 Act, which went into effect on March 8, 2021. Rule 2a-5 addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The securities held by a Fund are valued in accordance with the policies and procedures established by Amplify Investments as the “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of a Fund will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

Each Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in Appendix D of the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.    Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Miscellaneous Information

Counsel.    Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm.    Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as each Fund’s independent registered public accounting firm. The firm audits each Fund’s financial statements and performs other audit and non-audit related audit services.

Financial Statements

The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., audits and reports on each Fund’s annual financial statements. Each Fund has adopted the financial statements of the applicable Predecessor Fund. The audited financial statements and notes thereto in each Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 (the “Annual Report”) and unaudited financial statements and notes thereto in each Predecessor Fund’s Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2023 (the “Semi-Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements included in the 2022 Annual Report have been audited by WithumSmith+Brown, PC., the Predecessor Funds’ independent registered public accounting firm, whose report thereon also appears in the 2022 Annual Report and is incorporated by reference into this SAI. A copy of the 2022 Annual Report and 2023 Semi-Annual Report may be obtained upon request and without charge by writing or by calling ETFMG, at the address and telephone number on the cover of the Prospectus.

Supplemental Financial Information

Tables showing the fees and expenses of each Target Fund and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the Prospectus.

The Reorganizations will not result in a material change to any of the Target Funds’ investment portfolios. As a result, a schedule of investments of each Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

Exhibit A — Proxy Voting Guidelines

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•        the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•        revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•        corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•        Directors should be accountable to shareholders, and management should be accountable to directors.

•        Information on the Company supplied to shareholders should be transparent.

•        Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.     Director independence

It is our view that:

•        A two-thirds majority of the board should be comprised of independent directors.

•        Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•        When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•        Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•        No director should serve as a consultant or service provider to the Company.

•        Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

S-A-1

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•        should not have been employed by the Company or an affiliate within the previous five years.

•        should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the company as an executive officer.

•        should not be the founder of the Company.

•        should not be a director of the Company serving in an ex officio capacity.

•        should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the company discloses exact appointment date, will be exempted from this rule.

•        should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•        should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•        should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

•        a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•        a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.      Board operating procedures

•        The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•        Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•        The independent directors should be provided access to professional advisers of their own choice, independent of management.

•        The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

S-A-2

•        Directors should have access to senior management through a designated liaison person.

•        The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.     Requirements for individual directors We recommend that:

•        The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•        The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.     Shareholder rights

•        A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•        “Greenmail” should be prohibited.

•        Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•        Directors should be elected annually.

•        The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•        Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc.

WITHHOLD votes from nominees who:

•        are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•        are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

S-A-3

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•        fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•        implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•        sit on more than five other public boards.

•        serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•        serve as CEOs and hold more than one outside public directorship.

•        serve as Chairmen of the Board and hold more than one outside public directorship.

•        sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•        sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable score on the Egan-Jones compensation rating model.*

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*        Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Rating.**

____________

**      Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

____________

***    Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

Board Accountability

Case-by-case basis for the following:

•        Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

•        A low board score, coupled with poor performance

•        Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

S-A-4

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

S-A-5

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•        Auditor obtains a questionable score on the Egan-Jones Auditor Rating Model which takes into account a number of factors including but not limited to:

•        Auditor rotation every seven years

•        Non-audit fees exceeding 50% of total fees

•        Significant and material disciplinary actions taken against the Company’s Auditor

•        Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

S-A-6

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting. AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who beneficially own, in the aggregate, at least 25% of the Company’s outstanding common stock to call a special meeting of shareholders.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval.

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

S-A-7

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill”.

Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

S-A-8

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•        0.5% ownership threshold

•        Number of board members that may be elected — cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

•        We prefer no limit or caps on the number of shareowners in the nominations group

•        Loaned securities will count towards total

•        We prefer that all participants affirm that they intend to be “long term shareholders” of the company with at least 6 month ownership duration requirement

•        Proposals with no re-nominations restrictions are preferred

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

S-A-9

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

S-A-10

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives a poor Board or Compensation score. FOR otherwise.

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation Rating. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable score on the Egan-Jones Compensation Rating model, FOR otherwise.*

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*        In cases when the Company doesn’t have a CEO position Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Rating.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher score in this rating. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

S-A-11

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

S-A-12

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

S-A-13

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•        are interested directors and sit on key board committees (Audit or Nominating committees)

•        are interested directors and the company does not have one or more of the following committees: Audit or Nominating.

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of shares outstanding

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•        serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

S-A-14

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure to appoint and replace Sub-Adviser without obtaining prior shareholder approval, if proposal is asking to appoint and replace subadvisers that are not affiliated with the Fund.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•        such as those that exceed 3x of the cash severance or

•        if the cash severance multiple is greater than 2.99x or

•        contain tax gross-ups or

•        provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

•        are triggered prior to completion of the transaction or

•        if the payouts are not contingent on the executive’s termination.

S-A-15

Miscellaneous Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CASE-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

S-A-16

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Sustainability Metrics and Executive Compensation

Shareholder proposals requesting a report on sustainability metrics and executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

S-A-17

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Target Amounts for CEO Compensation — Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors.

AGAINST shareholder proposal regarding exclusion of legal or compliance costs from financial performance adjustments for executive compensation.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Rating score: FOR when the Company receives one of the lowest two scores on the Compensation Rating; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

S-A-18

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. FOR this proposal in cases when Egan-Jones compensation rating model results in an ‘Against’ recommendation on ‘Say-on-Pay’ proposal. AGAINST this proposal in cases of when Egan-Jones compensation rating model results in a ‘For’ recommendation on ‘Say-on-Pay’ proposal.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to a company’s capital structure and charter/bylaws. These include, but are not limited to:

•        the ability to re-classify a board;

•        the exclusive right to set the number of directors;

•        limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

S-A-19

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposal that requests that the Company create a new technology committee. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

The Board’s Nominee Disclosure Policy/True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the Cybersecurity Risk Rating, FOR in cases when the Company receives one of the lowest two scores on the Cybersecurity Risk Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the company implements in response to government requests. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Whistleblower Policies and Practices

Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

S-A-20

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder Proposals on Social Issues

Energy, Environment and Health Issues

AGAINST shareholder proposals that request companies to follow the CERES Principles. Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST shareholder proposals that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on nanomaterials.

Shareholder proposals requesting that a company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on distributed — scale clean electricity. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on establishing a climate change committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on 2-degree scenario. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

S-A-21

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transportation sector.

AGAINST shareholder proposals requesting a report on sugar and public health.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

AGAINST shareholder proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

S-A-22

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals requesting a report on the company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the company.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Human Rights, Labor Issues and International Operations Policies

Shareholder proposals on establishing a human rights committee. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on policies of freedom of expression — to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals seeking reports on company activities affecting indigenous peoples. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

S-A-23

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

AGAINST shareholder proposals requesting report on business with conflict-complicit governments.

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

Shareholder proposals requesting workplace safety reports: Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals to report to shareholders on the company’s minimum requirements and standards related to workforce practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a slavery and human trafficking report.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals relating to diversity report or policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

S-A-24

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless the Company has a past history of issues.

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Fair Practice/Business Ethics

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

S-A-25